SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 21

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 38

American National Variable Life Separate Account

(Exact Name of Registrant)

American National Insurance Company

(Name of Depositor)

One Moody Plaza, Galveston, Texas 77550

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(409)763-4661

(Depositor’s Telephone Number, Including Area Code)

Name and Address of Agent for service:	Please send copies of communications to:
Dwain Akins, Esq., Sr. Vice President	Gregory Garrison
American National Insurance Company	Greer, Herz & Adams, L.L.P.
One Moody Plaza	One Moody Plaza
Galveston, TX 77550	Galveston, Texas 77550

Approximate Date of Proposed Pubic Offering

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2014 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	On May 1, 2014 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for

WealthQuest® III Variable Universal Life

Individual Flexible Premium

Variable Universal Life Insurance Contract

Contract Form Number WQVUL08

Issued by American National Insurance Company

American National Variable Life Separate Account

May 1, 2014

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	5-14

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products –	Federated Insurance Series
Service Class 2	Managed Volatility Fund II Portfolio
VIP Money Market Portfolio	High Income Bond Fund II Portfolio – Primary Shares
VIP Contrafund® Portfolio	Quality Bond Fund II – Primary Shares
VIP Growth Strategies Portfolio	Federated Fund for U.S. Government Securities II
VIP Mid Cap Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Index 500 Portfolio	The Alger Portfolios –Class I-2 Shares
VIP Equity-Income Portfolio	Alger Small Cap Growth Portfolio[2]
VIP Investment Grade Bond Portfolio	Alger Large Cap Growth Portfolio
VIP Growth & Income Portfolio	Alger Mid Cap Growth Portfolio
VIP Value Portfolio	Alger Capital Appreciation Portfolio
VIP Value Leaders Portfolio	Alger Balanced Portfolio
VIP Value Strategies Portfolio	Alger Growth & Income Portfolio
VIP Growth Opportunities Portfolio	AIM Variable Insurance Funds (Invesco
T. Rowe Price	Variable Insurance Funds) – Series I Shares
Equity Income Portfolio	Invesco V.I. Mid Cap Growth Fund
Mid-Cap Growth Portfolio[1]	Invesco V.I. Small Cap Equity Fund
International Stock Portfolio	Invesco V.I. Global Health Care Fund
Limited-Term Bond Portfolio	Invesco V.I. Managed Volatility Fund[3]
MFS® Variable Insurance Trust – Initial	Invesco V.I. Diversified Dividend Fund
Class Shares	Invesco V.I. Global Real Estate Fund
MFS Core Equity Series	Invesco V.I. Technology Fund
MFS Growth Series
MFS Research Series
MFS Investors Trust Series

[1]	Not available for investment in Contracts issued on or after May 1, 2004
[2]	Not available for investment for Contracts issued on or after July 1, 2007.
[3]	Effective April 30, 2014, the Invesco V.I. Utilities Fund was renamed Invesco V.I. Managed Volatility Fund.

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If mail is addressed differently, there may be delays in the processing of requested transactions.

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RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers only one option for the death benefit qualification test—the guideline premium test.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued to a person age 60 or over in California, premium payments received within thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money market Portfolio. For a Contract issued to a person age 60 or over in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

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Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

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Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

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Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus, You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B.	$57.90 per $1000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees1	Upon transfer	$10 per transfer

[1]

The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATION EXPENSES FOR THE

CONTRACT

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance1 (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.015 per $1,000 of Net Amount At Risk
Maximum	Monthly	$40.91 per $1,000 of Net Amount At Risk
Charge for a Standard Male	Monthly	$.09 per $1,000 of Net Amount At Risk
Non Smoker, Issue Age 30
Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.03 per month per $1,000 of Specified Amount Maximum $0.42 per month per $1,000 of Specified Amount
Mortality and Expense Risk	Daily	0.70% Annually of Accumulation
Fees (Daily Asset Charge)		Value in Separate Account
(.002 daily)
Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans
4% for all others

RIDERS COST OF INSURANCE RATES THE FOR CONTRACT

Rider	When Charge is Deducted	Amount Deducted
Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value
at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.003 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1] Non-Smoker, Issue age 30)	Monthly	$0.006 per $1,000 of Specified Amount
Waiver of Stipulated	Monthly	Minimum COI .79% of premium
Premium Rider		Maximum COI 14.05% of premium
(Charge for a Standard Male[1]
Non Smoker, Issue age 30)	Monthly	1.49% of premium
Term Rider	Monthly	Minimum COI $0.015 per $1,000 of rider Death Benefit Maximum COI $40.91 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.09 per $1,000 of rider Death Benefit

[1]

The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

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The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum
Total Expenses[1]	0.35%	1.78%
(before fee waivers or reimbursements)

[1]

Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2013. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35%and 1.53% respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio including fee reduction and/or expense reimbursement arrangements if applicable.

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GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value— the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue—the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age—Age at Issue plus the number of complete Contract Years.

Beneficiary—the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company—(“American National,” “we,” “our” or “us”)—American National Insurance Company.

Contract—the variable universal life insurance Contract described in this Prospectus.

Contract Debt—the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”)—the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year—the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge—a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page—the pages of the Contract so titled.

Date of Issue—the Date of Issue of the Contract and any riders to the Contract.

Death Benefit—the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds—the proceeds payable upon the Insured’s death.

Declared Rate—the interest rate that is credited in the Fixed Account.

Effective Date—the later of the Date of Issue or the date on which:

•	the first premium, as shown on the Data Page, has been paid; and

•	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account—a part of our General Account that accumulates interest at a fixed rate.

Fund—A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account—includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit—our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium—a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office— American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured—the person upon whose life the Contract is issued.

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Monthly Deduction—the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date—the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk—your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums—scheduled premiums selected by you.

Portfolio – A series of a registered investment company designed to meet specified investment objectives. Satisfactory Proof of Death—submission of the following:

•	a certified copy of the death certificate;

•	a claimant statement;

•	the Contract; and

•	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount—the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount—A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value—the Accumulation Value less Contract Debt and surrender charges.

Valuation Date—each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period – The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of regular trading of the New York Stock Exchange on the next valuation date.

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CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

•	life insurance protection;

•	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

•	flexibility in the amount and frequency of premium payments;

•	flexibility in the level of life insurance protection, subject to certain limitations; and

•	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

•	the Death Benefit; plus

•	additional life insurance proceeds provided by riders; minus

•	Contract Debt; minus

•	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

•	the Beneficiary or Beneficiaries; or

•	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law. The Contract offers only one (1) choice for the death benefit tax qualification test: the guideline premium test.

For the tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value.

Until Attained Age 100, the Death Benefit under the tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table for the guideline premium qualification test is as follows:

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CORRIDOR PERCENTAGE TABLE

FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Percentage Corridor
40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

Option A. Under Option A with the Guideline Premium death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

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OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1.	increase your Death Benefit you should choose Option B.

2.	keep your cost of insurance charges to a minimum you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. Any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

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The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

•	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

•

An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

•

If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

•

If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the

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Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

•	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

•	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years. An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE EFFECT OF A DISTRIBUTION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the effect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

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DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

•	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

•	the value in the Fixed Account; plus

•	premiums (less premium taxes) received on that Valuation Date; plus

•	Accumulation Value securing Contract Debt; less

•	partial surrenders, and related charges, processed on that Valuation Date; less

•	any Monthly Deduction processed on that Valuation Date; less

•	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

•	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

•	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

•	the Daily Asset Charge; and divided by

•

the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

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Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

•	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 1.5% per year or at a higher rate, at our option.

•	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

•

Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 1.5% per year plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

•

Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 1.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 1.5% per year.

To avoid paying installments of less than $20 each, we will:

•	change the installments to a quarterly, semi-annual or annual basis; and/or

•	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected.

Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

•	joint or successive payees; or

•	other than a natural person.

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CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you (except for Proper Lockbox Payments as defined in the “Ways to Make Purchase Payments” section) are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 28, 2014 and Wednesday, December 24, 2014 in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) and Proper Lockbox Payments received as defined in the “Ways to Make Premium Payments” section will be processed. All other transactions will be processed on the next Valuation Date that We are open for business.

Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

•

during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

•	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

•	the above-mentioned loan limits, or

•	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will

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not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

•	the Insured is age 75 or older;

•	the Contract is in its 16th Contract year or later;

•	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

•	the Contract Debt is greater than the Specified Amount; and

•	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

•	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

•	Your Death Benefit will be Death Benefit Option A;

•	You may not change the Specified Amount or the Death Benefit Option;

•	You may not make additional premium payments, though you may make loan repayments;

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•	You may not make or take partial withdrawals or request additional loans;

•	No Monthly Deductions will be made;

•	Any additional riders with a separate charge will terminate;

•	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

•	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

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The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

•	twenty-five percent (25%) of the amount in the Fixed Account; or

•	$1,000.

If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

•

Requests for transfers must be in writing and must be received by our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or may be made by telephone if a properly completed telephone authorization form is on file with us.

•	Requests for transfers must be clear and complete to be in good order.

•	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

•	The minimum amount which may remain in a Subaccount after a transfer is $100.

•	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing”, or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

•

When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

•

When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

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•

When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

•

When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances. When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

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Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of the Contract Owners; or

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

•	transferring values;

•	changing how your premium payments are allocated; and

•	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

•	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

•	confirming telephone transactions in writing to you; and/or

•	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

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Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

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Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. All other premiums are payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to

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the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

•	the Accumulation Value of the Contract at the time of the increase; and

•	the amount of the increase you request.

Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments. You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P. O. Box 4531, Houston, Texas 77210-4531. A “Proper Lockbox Payment” is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a contract that is not in a grace period, or for a contract that has not lapsed or been surrendered. If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment, the additional premium and any accompanying material will be forwarded to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, which will cause a delay in the processing of the requested transaction for an in force contract. If the additional premium is for a contract that is no longer in force, it will not be processed and will be returned to you.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will

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be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. At reinstatement the Insured must be insurable for the Contract, at the same underwriting classification as on the Date of Issue of the Contract. Reinstatement is subject to the following:

•	evidence of insurability satisfactory to us;

•	reinstatement or repayment of Contract Debt;

•	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

•	payment of Monthly Deductions not collected during the grace period; and

•

payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

•

Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

•	Charge for the Cost of any Riders.

¡	Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of

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insurance rate for this rider is $.003 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

¡

Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .79% of the premium. The Maximum cost of insurance rate for this rider is 14.05% of the premium.

¡

Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum guaranteed cost of insurance rate for this rider is $0.015 per $1,000 of rider Death Benefit. The Maximum guaranteed cost of insurance rate for this rider is $40.91 per $1,000 of rider Death Benefit.

•	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

•

Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We do not assess a monthly expense fee after fifteen (15) Contract Years.

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between forty-one percent (41%) and eighty-three percent (83%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract, guaranteed maximum cost of insurance rates are calculated based on the 2001 Commissioners Standard Ordinary (CSO) Male or Female Smoker or Nonsmoker Mortality Tables (Age Last Birthday), for issue or increase ages 16 and above. For ages 0-15, the 2001 CSO Male or Female Mortality Table (Age Last Birthday) was used through Attained Age 15 and the 2001 CSO Male or Female Nonsmoker Mortality Table (Age Last Birthday) for Attained Ages 16 and above.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

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The actual charges made during the Contract Year will be shown in the annual report delivered to you.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

Under the Contract, the surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $12.59 per $1,000 of Specified Amount to $57.90 per $1,000 of Specified Amount. The surrender charge reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

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Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

•	the monthly expense fee;

•	the monthly maintenance fee;

•	the sales charge;

•	the deferred sales charge;

•	the Daily Asset Charge (mortality and expense risk charge);

•	the cost of insurance charge;

•	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

•	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the “Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

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AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

•	collect charges;

•	pay the Surrender Value;

•	secure loans;

•	provide benefits; or

•	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

•	operate the Separate Account as a management company;

•	de-register the Separate Account if registration is no longer required;

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•	combine the Separate Account with other separate accounts;

•	restrict or eliminate any voting rights associated with the Separate Account; or

•	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract. However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

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The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND:	THE ALGER PORTFOLIOS CLASS I-2 SHARES
ADVISER:	FRED ALGER MANAGEMENT, INC.

Subaccount investing in:	Investment objective:
Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation
Alger Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger Growth & Income Portfolio	seeks to provide capital appreciation and current income
Alger Balanced Portfolio	seeks current income and long-term capital appreciation

*	Not available for investment for Contracts issued on or after July 1, 2007.

FUND:	FEDERATED INSURANCE SERIES
ADVISER:	FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISOR FOR FEDERATED
MANAGED VOLATILITY FUND II AND FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:
1Federated Managed Volatility Fund II	seeks to achieve high current
Subadvised by: Federated Investment	income and moderate
Management Company	capital appreciation
Federated Kaufmann Fund II – Primary Shares	seeks capital appreciation
Subadvised by: Federated Global Investment
Management Corp.

ADVISER:	FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seek high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

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FUND:	FIDELITY® VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2
ADVISER:	FIDELITY MANAGEMENT & RESEARCH COMPANY

Subaccount investing in:	Investment objective:
VIP Money Market Portfolio	seeks as high a level of current income as is consistent with
subadvised by:	preservation of capital and liquidity.
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
VIP Mid Cap Portfolio	seeks long-term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, FMR Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor’s 500SM Index (S&P 500®)
Subadvised by:
Geode Capital Management
FMR Co., Inc.
VIP Contrafund® Portfolio	seeks long-term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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Subaccount investing in:	Investment objective:
VIP Equity-Income Portfolio	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
subadvised by:
FMR Co., Inc.
VIP Investment Grade Bond Portfolio	seeks as high level of current income as is consistent with the preservation of capital subadvised by:
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth & Income Portfolio	seeks high total return through a combination of current income and capital appreciation subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Leaders Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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FUND:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)—SERIES I SHARES
ADVISER:	INVESCO ADVISERS, INC.

Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks long-term growth of capital
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Managed Volatility Fund*	seeks both capital appreciation and current income while managing portfolio volatility
Invesco V.I. Mid Cap Growth Fund	seeks long-term growth of capital
Invesco V.I. Diversified Dividend Fund	seeks reasonable current income and long-term growth of income and capital
Invesco V.I. Technology Fund	seeks long-term growth of capital
Invesco V.I. Global Real Estate Fund	seeks total return through growth of capital and current income
Subadviser: Invesco Asset Management Limited.

*	Effective April 30, 2014, the Invesco V.I. Utilities Fund was renamed Invesco V.I. Managed Volatility Fund and it adopted a new investment objective.

FUND:	MFS® VARIABLE INSURANCE TRUST – INITIAL CLASS SHARES
ADVISER:	MASSACHUSETTS FINANCIAL SERVICES COMPANY

Subaccount investing in:	Investment objective:
MFS Core Equity Series	seeks capital appreciation
MFS Growth Series	seeks capital appreciation
MFS Research Series	seeks capital appreciation
MFS Investors Trust Series	seeks capital appreciation

T. ROWE PRICE

ADVISER:	T. Rowe Price Associates, Inc. is responsible for selection and management of the Portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.

ADVISER:	T. Rowe Price Associates, Inc., Adviser, and T. Rowe Price International, Ltd. And T. Rowe Price Singapore Private Ltd., Sub-advisers, are responsible for selection and management of the Portfolio investments of T. Rowe Price International Series, Inc.

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

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FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies

*	Not available for investment in Contracts issued on or after May 1, 2004.

Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses we incur. These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2013, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	$85,736
The Alger American Fund	106,484
Fidelity Variable Insurance Products	864,095
Federated Insurance Series	91,380
MFS Variable Insurance Trust	19,672
T. Rowe Price Funds	170,167

During 2014, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	.25%
The Alger American Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.15%

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The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve

39

the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice,

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we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)	All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59 1/2;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)	is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance

41

Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

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American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of Contract Owners; or

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

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LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

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HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.94%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2013.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

45

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $175,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $76.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

46

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	601	0	175,601	620	0	175,620	633	0	175,633
32	2	912	PAC	1,188	0	176,188	1,263	0	176,263	1,314	0	176,314
33	3	912	PAC	1,760	0	176,760	1,929	0	176,929	2,047	0	177,047
34	4	912	PAC	2,318	0	177,318	2,618	0	177,618	2,835	0	177,835
35	5	912	PAC	2,860	0	177,860	3,330	160	178,330	3,681	512	178,681
36	6	912	PAC	3,384	241	178,384	4,063	920	179,063	4,588	1,445	179,588
37	7	912	PAC	3,892	775	178,892	4,820	1,703	179,820	5,562	2,445	180,562
38	8	912	PAC	4,383	1,295	179,383	5,602	2,513	180,602	6,609	3,520	181,609
39	9	912	PAC	4,861	1,802	179,861	6,412	3,353	181,412	7,736	4,677	182,736
40	10	912	PAC	5,324	2,293	180,324	7,248	4,217	182,248	8,949	5,918	183,949

		9,120
41	11	912	PAC	5,788	3,287	180,788	8,130	5,630	183,130	10,272	7,771	185,272
42	12	912	PAC	6,233	4,254	181,233	9,040	7,060	184,040	11,694	9,715	186,694
43	13	912	PAC	6,660	5,192	181,660	9,976	8,508	184,976	13,221	11,753	188,221
44	14	912	PAC	7,064	6,096	182,064	10,938	9,970	185,938	14,859	13,891	189,859
45	15	912	PAC	7,443	6,966	182,443	11,921	11,444	186,921	16,613	16,135	191,613
46	16	912	PAC	7,934	7,934	182,934	13,103	13,103	188,103	18,708	18,708	193,708
47	17	912	PAC	8,394	8,394	183,394	14,318	14,318	189,318	20,967	20,967	195,967
48	18	912	PAC	8,819	8,819	183,819	15,563	15,563	190,563	23,398	23,398	198,398
49	19	912	PAC	9,207	9,207	184,207	16,837	16,837	191,837	26,014	26,014	201,014
50	20	912	PAC	9,554	9,554	184,554	18,136	18,136	193,136	28,827	28,827	203,827

		18,240
51	21	912	PAC	9,843	9,843	184,843	19,445	19,445	194,445	31,839	31,839	206,839
52	22	912	PAC	10,080	10,080	185,080	20,769	20,769	195,769	35,070	35,070	210,070
53	23	912	PAC	10,251	10,251	185,251	22,094	22,094	197,094	38,527	38,527	213,527
54	24	912	PAC	10,358	10,358	185,358	23,422	23,422	198,422	42,232	42,232	217,232
55	25	912	PAC	10,397	10,397	185,397	24,749	24,749	199,749	46,203	46,203	221,203
56	26	912	PAC	10,360	10,360	185,360	26,063	26,063	201,063	50,453	50,453	225,453
57	27	912	PAC	10,249	10,249	185,249	27,368	27,368	202,368	55,009	55,009	230,009
58	28	912	PAC	10,059	10,059	185,059	28,656	28,656	203,656	59,894	59,894	234,894
59	29	912	PAC	9,790	9,790	184,790	29,926	29,926	204,926	65,136	65,136	240,136
60	30	912	PAC	9,439	9,439	184,439	31,173	31,173	206,173	70,766	70,766	245,766

		27,360
61	31	912	PAC	9,004	9,004	184,004	32,393	32,393	207,393	76,812	76,812	251,812
62	32	912	PAC	8,477	8,477	183,477	33,575	33,575	208,575	83,305	83,305	258,305
63	33	912	PAC	7,852	7,852	182,852	34,712	34,712	209,712	90,278	90,278	265,278
64	34	912	PAC	7,126	7,126	182,126	35,794	35,794	210,794	97,769	97,769	272,769
65	35	912	PAC	6,287	6,287	181,287	36,808	36,808	211,808	105,814	105,814	280,814
66	36	912	PAC	5,324	5,324	180,324	37,738	37,738	212,738	114,448	114,448	289,448
67	37	912	PAC	4,228	4,228	179,228	38,567	38,567	213,567	123,715	123,715	298,715
68	38	912	PAC	3,006	3,006	178,006	39,298	39,298	214,298	133,677	133,677	308,677
69	39	912	PAC	1,620	1,620	176,620	39,885	39,885	214,885	144,358	144,358	319,358
70	40	912	PAC	113	113	175,113	40,363	40,363	215,363	155,865	155,865	330,865

		36,480

47

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	0	0	173,341	40,584	40,584	215,584	168,128	168,128	343,128
72	42	912	PAC	0	0	171,321	40,564	40,564	215,564	181,243	181,243	356,243
73	43	912	PAC	0	0	169,032	40,265	40,265	215,265	195,263	195,263	370,263
74	44	912	PAC	0	0	166,448	39,647	39,647	214,647	210,245	210,245	385,245
75	45	912	PAC	0	0	163,537	38,663	38,663	213,663	226,241	226,241	401,241
76	46	912	PAC	0	0	160,267	37,261	37,261	212,261	243,310	243,310	418,310
77	47	912	PAC	0	0	156,603	35,383	35,383	210,383	261,513	261,513	436,513
78	48	912	PAC	0	0	152,504	32,963	32,963	207,963	280,909	280,909	455,909
79	49	912	PAC	0	0	147,801	29,799	29,799	204,799	301,428	301,428	476,428
80	50	912	PAC	0	0	142,634	26,000	26,000	201,000	323,320	323,320	498,320

		45,600
81	51	912	PAC	0	0	136,812	21,335	21,335	196,335	346,509	346,509	521,509
82	52	912	PAC	0	0	130,184	15,607	15,607	190,607	370,954	370,954	545,954
83	53	912	PAC	0	0	122,704	8,713	8,713	183,713	396,720	396,720	571,720
84	54	912	PAC	0	0	114,328	550	550	175,550	423,882	423,882	598,882
85	55	912	PAC	0	0	104,955	0	0	166,176	452,458	452,458	627,458
86	56	912	PAC	0	0	94,570	0	0	155,791	482,563	482,563	657,563
87	57	912	PAC	0	0	82,695	0	0	143,917	513,833	513,833	688,833
88	58	912	PAC	0	0	69,310	0	0	130,531	546,353	546,353	721,353
89	59	912	PAC	0	0	54,330	0	0	115,552	580,148	580,148	755,148
90	60	912	PAC	0	0	37,966	0	0	99,188	615,553	615,553	790,553

		54,720
91	61	912	PAC	0	0	20,663	0	0	81,885	653,181	653,181	828,181
92	62	912	PAC	0	0	2,498	0	0	63,720	693,315	693,315	868,315
93	63	912	PAC	0	0	0	0	0	43,019	734,425	734,425	909,425
94	64	912	PAC	0	0	0	0	0	19,809	776,630	776,630	951,630
95	65	912	PAC	0	0	0	0	0	0	820,044	820,044	995,044
96	66	912	PAC	0	0	0	0	0	0	864,282	864,282	1,039,282
97	67	912	PAC	0	0	0	0	0	0	909,140	909,140	1,084,140
98	68	912	PAC	0	0	0	0	0	0	956,302	956,302	1,131,302
99	69	912	PAC	0	0	0	0	0	0	1,005,196	1,005,196	1,180,196
100	70	912	PAC	0	0	0	0	0	0	1,055,982	1,055,982	1,230,982

		63,840

48

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	581	0	175,581	600	0	175,600	612	0	175,612
32	2	912	PAC	1,147	0	176,147	1,220	0	176,220	1,269	0	176,269
33	3	912	PAC	1,698	0	176,698	1,861	0	176,861	1,975	0	176,975
34	4	912	PAC	2,232	0	177,232	2,522	0	177,522	2,731	0	177,731
35	5	912	PAC	2,750	0	177,750	3,203	33	178,203	3,541	372	178,541
36	6	912	PAC	3,248	105	178,248	3,902	759	178,902	4,408	1,265	179,408
37	7	912	PAC	3,729	612	178,729	4,622	1,505	179,622	5,336	2,219	180,336
38	8	912	PAC	4,192	1,103	179,192	5,363	2,274	180,363	6,331	3,242	181,331
39	9	912	PAC	4,641	1,582	179,641	6,129	3,070	181,129	7,401	4,342	182,401
40	10	912	PAC	5,073	2,042	180,073	6,918	3,887	181,918	8,551	5,520	183,551

		9,120
41	11	912	PAC	5,496	2,996	180,496	7,740	5,240	182,740	9,794	7,293	184,794
42	12	912	PAC	5,901	3,922	180,901	8,585	6,606	183,585	11,127	9,148	186,127
43	13	912	PAC	6,285	4,817	181,285	9,453	7,985	184,453	12,557	11,089	187,557
44	14	912	PAC	6,645	5,678	181,645	10,340	9,372	185,340	14,087	13,119	189,087
45	15	912	PAC	6,980	6,502	181,980	11,244	10,766	186,244	15,722	15,245	190,722
46	16	912	PAC	7,377	7,377	182,377	12,291	12,291	187,291	17,635	17,635	192,635
47	17	912	PAC	7,743	7,743	182,743	13,362	13,362	188,362	19,691	19,691	194,691
48	18	912	PAC	8,071	8,071	183,071	14,453	14,453	189,453	21,898	21,898	196,898
49	19	912	PAC	8,360	8,360	183,360	15,560	15,560	190,560	24,266	24,266	199,266
50	20	912	PAC	8,604	8,604	183,604	16,681	16,681	191,681	26,804	26,804	201,804

		18,240
51	21	912	PAC	8,794	8,794	183,794	17,804	17,804	192,804	29,518	29,518	204,518
52	22	912	PAC	8,928	8,928	183,928	18,929	18,929	193,929	32,421	32,421	207,421
53	23	912	PAC	8,996	8,996	183,996	20,044	20,044	195,044	35,519	35,519	210,519
54	24	912	PAC	8,999	8,999	183,999	21,149	21,149	196,149	38,829	38,829	213,829
55	25	912	PAC	8,933	8,933	183,933	22,238	22,238	197,238	42,366	42,366	217,366
56	26	912	PAC	8,788	8,788	183,788	23,300	23,300	198,300	46,140	46,140	221,140
57	27	912	PAC	8,562	8,562	183,562	24,331	24,331	199,331	50,170	50,170	225,170
58	28	912	PAC	8,252	8,252	183,252	25,325	25,325	200,325	54,473	54,473	229,473
59	29	912	PAC	7,855	7,855	182,855	26,277	26,277	201,277	59,072	59,072	234,072
60	30	912	PAC	7,370	7,370	182,370	27,182	27,182	202,182	63,990	63,990	238,990

		27,360
61	31	912	PAC	6,792	6,792	181,792	28,033	28,033	203,033	69,252	69,252	244,252
62	32	912	PAC	6,114	6,114	181,114	28,817	28,817	203,817	74,879	74,879	249,879
63	33	912	PAC	5,330	5,330	180,330	29,524	29,524	204,524	80,897	80,897	255,897
64	34	912	PAC	4,434	4,434	179,434	30,145	30,145	205,145	87,335	87,335	262,335
65	35	912	PAC	3,415	3,415	178,415	30,662	30,662	205,662	94,218	94,218	269,218
66	36	912	PAC	2,262	2,262	177,262	31,055	31,055	206,055	101,572	101,572	276,572
67	37	912	PAC	960	960	175,960	31,305	31,305	206,305	109,426	109,426	284,426
68	38	912	PAC	0	0	174,506	31,398	31,398	206,398	117,818	117,818	292,818
69	39	912	PAC	0	0	172,860	31,295	31,295	206,295	126,766	126,766	301,766
70	40	912	PAC	0	0	171,028	30,997	30,997	205,997	136,331	136,331	311,331

		36,480

49

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	0	0	168,927	30,407	30,407	205,407	146,479	146,479	321,479
72	42	912	PAC	0	0	166,550	29,505	29,505	204,505	157,259	157,259	332,259
73	43	912	PAC	0	0	163,872	28,247	28,247	203,247	168,699	168,699	343,699
74	44	912	PAC	0	0	160,865	26,588	26,588	201,588	180,830	180,830	355,830
75	45	912	PAC	0	0	157,492	24,468	24,468	199,468	193,677	193,677	368,677
76	46	912	PAC	0	0	153,717	21,829	21,829	196,829	207,267	207,267	382,267
77	47	912	PAC	0	0	149,501	18,602	18,602	193,602	221,625	221,625	396,625
78	48	912	PAC	0	0	144,795	14,709	14,709	189,709	236,770	236,770	411,770
79	49	912	PAC	0	0	139,489	10,003	10,003	185,003	252,658	252,658	427,658
80	50	912	PAC	0	0	133,624	4,485	4,485	179,485	269,400	269,400	444,400

		45,600
81	51	912	PAC	0	0	127,021	0	0	172,950	286,885	286,885	461,885
82	52	912	PAC	0	0	119,511	0	0	165,439	305,003	305,003	480,003
83	53	912	PAC	0	0	111,035	0	0	156,964	323,750	323,750	498,750
84	54	912	PAC	0	0	101,543	0	0	147,472	343,130	343,130	518,130
85	55	912	PAC	0	0	90,912	0	0	136,841	363,072	363,072	538,072
86	56	912	PAC	0	0	79,122	0	0	125,051	383,605	383,605	558,605
87	57	912	PAC	0	0	65,809	0	0	111,737	404,402	404,402	579,402
88	58	912	PAC	0	0	50,768	0	0	96,697	425,272	425,272	600,272
89	59	912	PAC	0	0	33,892	0	0	79,821	446,108	446,108	621,108
90	60	912	PAC	0	0	15,278	0	0	61,206	467,010	467,010	642,010

		54,720
91	61	912	PAC	0	0	0	0	0	41,344	488,496	488,496	663,496
92	62	912	PAC	0	0	0	0	0	20,297	510,689	510,689	685,689
93	63	912	PAC	0	0	0	0	0	0	532,240	532,240	707,240
94	64	912	PAC	0	0	0	0	0	0	552,601	552,601	727,601
95	65	912	PAC	0	0	0	0	0	0	571,171	571,171	746,171
96	66	912	PAC	0	0	0	0	0	0	587,258	587,258	762,258
97	67	912	PAC	0	0	0	0	0	0	600,460	600,460	775,460
98	68	912	PAC	0	0	0	0	0	0	612,214	612,214	787,214
99	69	912	PAC	0	0	0	0	0	0	622,790	622,790	797,790
100	70	912	PAC	0	0	0	0	0	0	631,000	631,000	806,000

		63,840

50

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$15,385.74
Guideline Level Annual Premium:	$3,627.76
TAMRA Initial 7 Pay Premium:	$4,065.75

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1/2 would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*	Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-0.94% Net)	6% Gross Annual Return (5.06% Net)	10% Gross Annual Return (9.06% Net)
Guaranteed Charges	Attained Age	91	93	100
	Contract Year	61	63	70
Current Charges	Attained Age	93	95	100
	Contract Year	63	65	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

51

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.94%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2013.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

52

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $120.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

53

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	924	0	240,924	953	0	240,953	973	0	240,973
32	2	1440	PAC	1,834	0	241,834	1,950	0	241,950	2,029	0	242,029
33	3	1440	PAC	2,727	0	242,727	2,988	0	242,988	3,170	0	243,170
34	4	1440	PAC	3,602	0	243,602	4,066	0	244,066	4,402	0	244,402
35	5	1440	PAC	4,459	0	244,459	5,188	541	245,188	5,732	1,086	245,732
36	6	1440	PAC	5,295	689	245,295	6,350	1,744	246,350	7,166	2,560	247,166
37	7	1440	PAC	6,110	1,550	246,110	7,555	2,995	247,555	8,710	4,150	248,710
38	8	1440	PAC	6,901	2,389	246,901	8,802	4,290	248,802	10,371	5,859	250,371
39	9	1440	PAC	7,665	3,201	247,665	10,088	5,624	250,088	12,156	7,692	252,156
40	10	1440	PAC	8,405	3,992	248,405	11,418	7,004	251,418	14,077	9,663	254,077

		14,400
41	11	1440	PAC	9,145	5,507	249,145	12,817	9,179	252,817	16,169	12,531	256,169
42	12	1440	PAC	9,854	6,981	249,854	14,257	11,385	254,257	18,415	15,542	258,415
43	13	1440	PAC	10,527	8,398	250,527	15,735	13,606	255,735	20,822	18,693	260,822
44	14	1440	PAC	11,156	9,756	251,156	17,242	15,843	257,242	23,393	21,994	263,393
45	15	1440	PAC	11,737	11,046	251,737	18,777	18,085	258,777	26,139	25,448	266,139
46	16	1440	PAC	12,522	12,522	252,522	20,651	20,651	260,651	29,451	29,451	269,451
47	17	1440	PAC	13,250	13,250	253,250	22,570	22,570	262,570	33,011	33,011	273,011
48	18	1440	PAC	13,927	13,927	253,927	24,539	24,539	264,539	36,845	36,845	276,845
49	19	1440	PAC	14,557	14,557	254,557	26,566	26,566	266,566	40,986	40,986	280,986
50	20	1440	PAC	15,133	15,133	255,133	28,646	28,646	268,646	45,450	45,450	285,450

		28,800
51	21	1440	PAC	15,638	15,638	255,638	30,764	30,764	270,764	50,250	50,250	290,250
52	22	1440	PAC	16,079	16,079	256,079	32,928	32,928	272,928	55,422	55,422	295,422
53	23	1440	PAC	16,444	16,444	256,444	35,127	35,127	275,127	60,987	60,987	300,987
54	24	1440	PAC	16,722	16,722	256,722	37,351	37,351	277,351	66,969	66,969	306,969
55	25	1440	PAC	16,892	16,892	256,892	39,579	39,579	279,579	73,381	73,381	313,381
56	26	1440	PAC	16,991	16,991	256,991	41,847	41,847	281,847	80,301	80,301	320,301
57	27	1440	PAC	16,972	16,972	256,972	44,110	44,110	284,110	87,724	87,724	327,724
58	28	1440	PAC	16,840	16,840	256,840	46,371	46,371	286,371	95,701	95,701	335,701
59	29	1440	PAC	16,596	16,596	256,596	48,629	48,629	288,629	104,282	104,282	344,282
60	30	1440	PAC	16,060	16,060	256,060	50,697	50,697	290,697	113,329	113,329	353,329

		43,200
61	31	1440	PAC	15,328	15,328	255,328	52,662	52,662	292,662	122,984	122,984	362,984
62	32	1440	PAC	14,383	14,383	254,383	54,500	54,500	294,500	133,282	133,282	373,282
63	33	1440	PAC	13,163	13,163	253,163	56,137	56,137	296,137	144,214	144,214	384,214
64	34	1440	PAC	11,671	11,671	251,671	57,566	57,566	297,566	155,839	155,839	395,839
65	35	1440	PAC	9,899	9,899	249,899	58,762	58,762	298,762	168,206	168,206	408,206
66	36	1440	PAC	7,836	7,836	247,836	59,702	59,702	299,702	181,370	181,370	421,370
67	37	1440	PAC	5,482	5,482	245,482	60,368	60,368	300,368	195,399	195,399	435,399
68	38	1440	PAC	2,825	2,825	242,825	60,733	60,733	300,733	210,357	210,357	450,357
69	39	1440	PAC	0	0	239,851	60,762	60,762	300,762	226,308	226,308	466,308
70	40	1440	PAC	0	0	236,500	60,395	60,395	300,395	243,299	243,299	483,299

		57,600

54

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	0	0	232,698	59,546	59,546	299,546	261,356	261,356	501,356
72	42	1440	PAC	0	0	228,348	58,090	58,090	298,090	280,474	280,474	520,474
73	43	1440	PAC	0	0	223,356	55,902	55,902	295,902	300,651	300,651	540,651
74	44	1440	PAC	0	0	217,689	52,910	52,910	292,910	321,949	321,949	561,949
75	45	1440	PAC	0	0	211,297	49,021	49,021	289,021	344,415	344,415	584,415
76	46	1440	PAC	0	0	204,114	44,123	44,123	284,123	368,089	368,089	608,089
77	47	1440	PAC	0	0	195,817	37,833	37,833	277,833	392,739	392,739	632,739
78	48	1440	PAC	0	0	186,459	30,135	30,135	270,135	418,510	418,510	658,510
79	49	1440	PAC	0	0	175,869	20,782	20,782	260,782	445,324	445,324	685,324
80	50	1440	PAC	0	0	164,361	10,012	10,012	250,012	473,605	473,605	713,605

		72,000
81	51	1440	PAC	0	0	151,367	0	0	237,192	502,890	502,890	742,890
82	52	1440	PAC	0	0	136,757	0	0	222,582	533,135	533,135	773,135
83	53	1440	PAC	0	0	120,436	0	0	206,262	564,326	564,326	804,326
84	54	1440	PAC	0	0	102,247	0	0	188,072	596,384	596,384	836,384
85	55	1440	PAC	0	0	81,980	0	0	167,805	629,168	629,168	869,168
86	56	1440	PAC	0	0	59,402	0	0	145,227	662,499	662,499	902,499
87	57	1440	PAC	0	0	34,282	0	0	120,108	696,186	696,186	936,186
88	58	1440	PAC	0	0	6,416	0	0	92,241	730,044	730,044	970,044
89	59	1440	PAC	0	0	0	0	0	61,455	763,908	763,908	1,003,908
90	60	1440	PAC	0	0	0	0	0	29,298	799,404	799,404	1,039,404

		86,400
91	61	1440	PAC	0	0	0	0	0	0	835,071	835,071	1,075,071
92	62	1440	PAC	0	0	0	0	0	0	871,492	871,492	1,111,492
93	63	1440	PAC	0	0	0	0	0	0	908,112	908,112	1,148,112
94	64	1440	PAC	0	0	0	0	0	0	944,779	944,779	1,184,779
95	65	1440	PAC	0	0	0	0	0	0	981,325	981,325	1,221,325
96	66	1440	PAC	0	0	0	0	0	0	1,017,770	1,017,770	1,257,770
97	67	1440	PAC	0	0	0	0	0	0	1,054,186	1,054,186	1,294,186
98	68	1440	PAC	0	0	0	0	0	0	1,090,353	1,090,353	1,330,353
99	69	1440	PAC	0	0	0	0	0	0	1,126,840	1,126,840	1,366,840
100	70	1440	PAC	0	0	0	0	0	0	1,160,890	1,160,890	1,400,890

		100,800

55

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	879	0	240,879	907	0	240,907	926	0	240,926
32	2	1440	PAC	1,745	0	241,745	1,855	0	241,855	1,930	0	241,930
33	3	1440	PAC	2,595	0	242,595	2,843	0	242,843	3,016	0	243,016
34	4	1440	PAC	3,425	0	243,425	3,867	0	243,867	4,186	0	244,186
35	5	1440	PAC	4,238	0	244,238	4,931	285	244,931	5,449	803	245,449
36	6	1440	PAC	5,028	423	245,028	6,032	1,426	246,032	6,807	2,202	246,807
37	7	1440	PAC	5,796	1,236	245,796	7,170	2,610	247,170	8,267	3,707	248,267
38	8	1440	PAC	6,537	2,025	246,537	8,343	3,831	248,343	9,834	5,322	249,834
39	9	1440	PAC	7,249	2,785	247,249	9,549	5,085	249,549	11,513	7,049	251,513
40	10	1440	PAC	7,934	3,520	247,934	10,791	6,377	250,791	13,314	8,901	253,314

		14,400
41	11	1440	PAC	8,600	4,962	248,600	12,080	8,441	252,080	15,258	11,619	255,258
42	12	1440	PAC	9,230	6,358	249,230	13,398	10,525	253,398	17,336	14,463	257,336
43	13	1440	PAC	9,819	7,691	249,819	14,741	12,612	254,741	19,554	17,425	259,554
44	14	1440	PAC	10,360	8,960	250,360	16,102	14,703	256,102	21,915	20,516	261,915
45	15	1440	PAC	10,847	10,156	250,847	17,477	16,786	257,477	24,426	23,735	264,426
46	16	1440	PAC	11,442	11,442	251,442	19,080	19,080	259,080	27,373	27,373	267,373
47	17	1440	PAC	11,978	11,978	251,978	20,710	20,710	260,710	30,531	30,531	270,531
48	18	1440	PAC	12,464	12,464	252,464	22,376	22,376	262,376	33,928	33,928	273,928
49	19	1440	PAC	12,908	12,908	252,908	24,088	24,088	264,088	37,593	37,593	277,593
50	20	1440	PAC	13,300	13,300	253,300	25,837	25,837	265,837	41,541	41,541	281,541

		28,800
51	21	1440	PAC	13,627	13,627	253,627	27,611	27,611	267,611	45,780	45,780	285,780
52	22	1440	PAC	13,882	13,882	253,882	29,404	29,404	269,404	50,331	50,331	290,331
53	23	1440	PAC	14,052	14,052	254,052	31,202	31,202	271,202	55,208	55,208	295,208
54	24	1440	PAC	14,125	14,125	254,125	32,992	32,992	272,992	60,426	60,426	300,426
55	25	1440	PAC	14,076	14,076	254,076	34,748	34,748	274,748	65,989	65,989	305,989
56	26	1440	PAC	13,915	13,915	253,915	36,477	36,477	276,477	71,938	71,938	311,938
57	27	1440	PAC	13,619	13,619	253,619	38,152	38,152	278,152	78,281	78,281	318,281
58	28	1440	PAC	13,192	13,192	253,192	39,773	39,773	279,773	85,058	85,058	325,058
59	29	1440	PAC	12,635	12,635	252,635	41,339	41,339	281,339	92,308	92,308	332,308
60	30	1440	PAC	11,845	11,845	251,845	42,738	42,738	282,738	99,964	99,964	339,964

		43,200
61	31	1440	PAC	10,853	10,853	250,853	43,991	43,991	283,991	108,093	108,093	348,093
62	32	1440	PAC	9,627	9,627	249,627	45,056	45,056	285,056	116,701	116,701	356,701
63	33	1440	PAC	8,114	8,114	248,114	45,867	45,867	285,867	125,775	125,775	365,775
64	34	1440	PAC	6,303	6,303	246,303	46,397	46,397	286,397	135,342	135,342	375,342
65	35	1440	PAC	4,183	4,183	244,183	46,618	46,618	286,618	145,433	145,433	385,433
66	36	1440	PAC	1,745	1,745	241,745	46,500	46,500	286,500	156,081	156,081	396,081
67	37	1440	PAC	0	0	238,983	46,020	46,020	286,020	167,331	167,331	407,331
68	38	1440	PAC	0	0	235,864	45,145	45,145	285,145	179,221	179,221	419,221
69	39	1440	PAC	0	0	232,362	43,833	43,833	283,833	191,787	191,787	431,787
70	40	1440	PAC	0	0	228,432	42,013	42,013	282,013	205,042	205,042	445,042

		57,600

56

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	0	0	223,999	39,585	39,585	279,585	218,972	218,972	458,972
72	42	1440	PAC	0	0	218,956	36,408	36,408	276,408	233,523	233,523	473,523
73	43	1440	PAC	0	0	213,198	32,336	32,336	272,336	248,644	248,644	488,644
74	44	1440	PAC	0	0	206,686	27,283	27,283	267,283	264,344	264,344	504,344
75	45	1440	PAC	0	0	199,361	21,140	21,140	261,140	280,614	280,614	520,614
76	46	1440	PAC	0	0	191,150	13,774	13,774	253,774	297,428	297,428	537,428
77	47	1440	PAC	0	0	181,824	4,892	4,892	244,892	314,598	314,598	554,598
78	48	1440	PAC	0	0	171,317	0	0	234,432	332,084	332,084	572,084
79	49	1440	PAC	0	0	159,432	0	0	222,547	349,711	349,711	589,711
80	50	1440	PAC	0	0	146,229	0	0	209,344	367,552	367,552	607,552

		72,000
81	51	1440	PAC	0	0	131,316	0	0	194,431	385,218	385,218	625,218
82	52	1440	PAC	0	0	114,536	0	0	177,651	402,525	402,525	642,525
83	53	1440	PAC	0	0	95,766	0	0	158,881	419,316	419,316	659,316
84	54	1440	PAC	0	0	74,811	0	0	137,926	435,336	435,336	675,336
85	55	1440	PAC	0	0	51,409	0	0	114,524	450,242	450,242	690,242
86	56	1440	PAC	0	0	25,265	0	0	88,380	463,624	463,624	703,624
87	57	1440	PAC	0	0	0	0	0	59,192	475,027	475,027	715,027
88	58	1440	PAC	0	0	0	0	0	26,684	483,982	483,982	723,982
89	59	1440	PAC	0	0	0	0	0	0	490,008	490,008	730,008
90	60	1440	PAC	0	0	0	0	0	0	493,497	493,497	733,497

		86,400
91	61	1440	PAC	0	0	0	0	0	0	493,377	493,377	733,377
92	62	1440	PAC	0	0	0	0	0	0	489,593	489,593	729,593
93	63	1440	PAC	0	0	0	0	0	0	481,334	481,334	721,334
94	64	1440	PAC	0	0	0	0	0	0	467,905	467,905	707,905
95	65	1440	PAC	0	0	0	0	0	0	448,531	448,531	688,531
96	66	1440	PAC	0	0	0	0	0	0	422,640	422,640	662,640
97	67	1440	PAC	0	0	0	0	0	0	389,679	389,679	629,679
98	68	1440	PAC	0	0	0	0	0	0	348,608	348,608	588,608
99	69	1440	PAC	0	0	0	0	0	0	298,660	298,660	538,660
100	70	1440	PAC	0	0	0	0	0	0	237,264	237,264	477,264

		100,800

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The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$24,477.02
Guideline Level Annual Premium:	$6,501.97
TAMRA Initial 7 Pay Premium:	$6,383.81

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1/2 would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*	Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-0.94% Net)	6% Gross Annual Return (5.06% Net)	10% Gross Annual Return (9.06% Net)
Guaranteed Charges	Attained Age	87	89	100
	Contract Year	57	59	70
Current Charges	Attained Age	89	91	100
	Contract Year	59	61	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

58

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

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Form 9130	Rev. 05-14

PROSPECTUS FOR

WEALTHQUEST® III VARIABLE UNIVERSAL LIFE

INDIVIDUAL FLEXIBLE PREMIUM

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

CONTRACT FORM NUMBER WQVUL

ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

MAY 1, 2014

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	5-14

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products –	Federated Insurance Series
Service Class 2	Managed Volatility Fund II Portfolio
VIP Money Market Portfolio	High Income Bond Fund II Portfolio – Primary Shares
VIP Contrafund® Portfolio	Quality Bond Fund II – Primary Shares
VIP Growth Strategies Portfolio	Federated Fund for U.S. Government Securities II
VIP Mid Cap Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Index 500 Portfolio	The Alger Portfolios –Class I-2 Shares
VIP Equity-Income Portfolio	Alger Small Cap Growth Portfolio[2]
VIP Investment Grade Bond Portfolio	Alger Large Cap Growth Portfolio
VIP Growth & Income Portfolio	Alger Mid Cap Growth Portfolio
VIP Value Portfolio	Alger Capital Appreciation Portfolio
VIP Value Leaders Portfolio	Alger Balanced Portfolio
VIP Value Strategies Portfolio	Alger Growth & Income Portfolio
VIP Growth Opportunities Portfolio	AIM Variable Insurance Funds (Invesco
T. Rowe Price	Variable Insurance Funds) – Series I Shares
Equity Income Portfolio	Invesco V.I. Mid Cap Growth Fund
Mid-Cap Growth Portfolio[1]	Invesco V.I. Small Cap Equity Fund
International Stock Portfolio	Invesco V.I. Global Health Care Fund
Limited-Term Bond Portfolio	Invesco V.I. Managed Volatility Fund[3]
MFS® Variable Insurance Trust – Initial	Invesco V.I. Diversified Dividend Fund
Class Shares	Invesco V.I. Global Real Estate Fund
MFS Core Equity Series	Invesco V.I. Technology Fund
MFS Growth Series
MFS Research Series
MFS Investors Trust Series

[1]Not	available for investment in Contracts issued on or after May 1, 2004
[2]Not	available for investment for Contracts issued on or after July 1, 2007.
[3]Effective	April 30, 2014, the Invesco V.I. Utilities Fund was renamed Invesco V.I. Managed Volatility Fund.

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If mail is addressed differently, there may be delays in the processing of requested transactions.

2

3

RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers two options for the death benefit qualification test: the cash value accumulation test and the guideline premium test. You can choose the death benefit qualification test which best meets your objectives, but you cannot change that choice later. The test you choose will usually depend on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued to a person age 60 or over in California, premium payments received with in thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. For a Contract issued to a person age 60 or over in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in

4

the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

5

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

6

Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B.	$57.85 per $1000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees[1]	Upon transfer	$10 per transfer

[1]

The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

7

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1] (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.06 per $1,000 of Net Amount At Risk
Maximum	Monthly	$83.34 per $1,000 of Net Amount At Risk
Charge for a Standard Male Non Smoker, Issue Age 30	Monthly	$.12 per $1,000 of Net Amount At Risk
Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.01 per month per $1,000 of Specified Amount Maximum $0.42 per month per $1,000 of Specified Amount
Mortality and Expense Risk Fees (Daily Asset Charge)	Daily	0.70% Annually of Accumulation Value in Separate Account (.002 daily)
Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans 4% for all others

[1]

The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

8

RIDERS COST OF INSURANCE RATES FOR THE CONTRACT

Rider	When Charge is Deducted	Amount Deducted
Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.003 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1] Non-Smoker, Issue age 30)	Monthly	$0.006 per $1,000 of Specified Amount
Waiver of Stipulated Premium Rider (Charge for a Standard Male[1]	Monthly	Minimum COI .79% of premium Maximum COI 14.05% of premium
Non Smoker, Issue age 30)	Monthly	1.49% of premium
Term Rider	Monthly	Minimum COI $0.02 per $1,000 of rider Death Benefit Maximum COI $83.34 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.12 per $1,000 of rider Death Benefit

[1]

The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum
Total Expenses[1] (before fee waivers or reimbursements)	0.35%	1.78%

[1]

Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2013. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35% and 1.53%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

9

GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value— the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue—the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age—Age at Issue plus the number of complete Contract Years.

Beneficiary—the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company—(“American National,” “we,” “our” or “us”). American National Insurance Company.

Contract—the variable universal life insurance Contract described in this Prospectus.

Contract Debt—the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”)—the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year—the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge—a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page—the pages of the Contract so titled.

Date of Issue—the Date of Issue of the Contract and any riders to the Contract.

Death Benefit—the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds—the proceeds payable upon the Insured’s death.

Declared Rate—the interest rate that is credited in the Fixed Account.

Effective Date—the later of the Date of Issue or the date on which:

•	the first premium, as shown on the Data Page, has been paid; and

•	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account—a part of our General Account that accumulates interest at a fixed rate.

Fund—A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account—includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit—our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium—a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office—American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured—the person upon whose life the Contract is issued.

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Monthly Deduction—the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date—the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk—your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums—scheduled premiums selected by you.

Portfolio—A series of a registered investment company designed to meet specified investment objectives.

Satisfactory Proof of Death—submission of the following:

•	a certified copy of the death certificate;

•	a claimant statement;

•	the Contract; and

•	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount—the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount. A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value—the Accumulation Value less Contract Debt and surrender charges.

Valuation Date—each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period—The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each Valuation Date) and ends at the close of regular trading of the New York Stock Exchange on the next Valuation Date.

11

CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

•	life insurance protection;

•	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

•	flexibility in the amount and frequency of premium payments;

•	flexibility in the level of life insurance protection, subject to certain limitations; and

•	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

•	the Death Benefit; plus

•	additional life insurance proceeds provided by riders; minus

•	Contract Debt; minus

•	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

•	the Beneficiary or Beneficiaries; or

•	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law.

The Contract offers two (2) choices for the death benefit tax qualification test:

1.	the cash value accumulation test; and

2.	the guideline premium test.

If you have Contract Form Number WQVUL, you can choose the death benefit tax qualification test which best meets your objectives, but you can not change that choice later. The test you choose usually depends on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract. The guideline premium test produces higher Accumulation Values because it keeps costs of insurance down through smaller increases in the Death Benefit.

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For each tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value, unless you selected the Lifetime Guaranteed Coverage Benefit. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Until Attained Age 100, the Death Benefit under either death benefit tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table applied will depend upon the death benefit tax qualification test elected. The corridor percentage table for the guideline premium qualification test is as follows:

CORRIDOR PERCENTAGE TABLE

FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

The corridor percentages for the cash value accumulation test are based upon Attained Age, sex, risk classification, and Specified Amount. Since these percentages are much more complicated, they cannot be expressed in a single table.

Option A. Under Option A with either death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an

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Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

OPTION A EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male non-smoker, age 35, and the Contract does not include any riders. The applicable corridor percentage is 494%. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 494% of Accumulation Value. Anytime the Accumulation Value exceeds $20,243 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,243 would increase the Death Benefit by $4.94. If the Accumulation Value exceeds $20,243 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $247,000 ($50,000 x 494%); an Accumulation Value of $60,000 will provide a Death Benefit of $296,400 ($60,000 x 494%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $345,800 ($70,000 x 494%).

Similarly, so long as Accumulation Value exceeds $20,243, each dollar decrease in Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $25,000 to $20,243 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $123,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

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OPTION B EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male, non-smoker and is age 35. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 Specified Amount + $5,000 Accumulation Value); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 Specified Amount + $10,000 Accumulation Value). The Death Benefit, however, must be at least 494% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $25,381, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $25,381 will increase the Death Benefit by $4.94. If the Accumulation Value exceeds $25,381 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. For a Contract with an Accumulation Value of $10,000, the Death Benefit will be $110,000 (Specified Amount $100,000 plus $10,000 Accumulation Value); for an Accumulation Value of $20,000, the Death Benefit will be $120,000 ($100,000 Specified Amount plus $20,000 Accumulation Value); and for an Accumulation Value of $50,000, the Death Benefit will be $247,000 ($50,000 x 494% is greater than $100,000 Specified Amount plus $50,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $25,381, each dollar taken out of Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $395,200 to $345,800. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1.	increase your Death Benefit, you should choose Option B.

2.	keep your cost of insurance charges to a minimum, you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. The cash value accumulation qualification test does not restrict the amount and timing of premium payments. However, regardless of the tax qualification test you elect, any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

The corridor for the cash value accumulation test generates a higher Death Benefit than the guideline premium test. The cash value accumulation test can maximize the Death Benefit. The guideline premium qualification test will produce higher Accumulation Values for the same premium as the cash value accumulation test while the Death Benefit is in the corridor.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.)

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A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees. Changing the Death Benefit option will cause the lifetime Guaranteed Coverage Benefit to terminate. (See the “Charges and Deductions” section and the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

•	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

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•

An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

•

If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

•

If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

•

A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

•	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

•	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years or a Guaranteed Coverage Benefit period equal to the period of time until you reach Attained Age 100 (the “Lifetime” Guaranteed Coverage Benefit period). An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

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To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE EFFECT OF A DISTRIBUTION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the effect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

•	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

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•	the value in the Fixed Account; plus

•	premiums (less premium taxes) received on that Valuation Date; plus

•	Accumulation Value securing Contract Debt; less

•	partial surrenders, and related charges, processed on that Valuation Date; less

•	any Monthly Deduction processed on that Valuation Date; less

•	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

•	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

•	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

•	the Daily Asset Charge; and divided by

•

the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

•	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, at our option.

•	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

•

Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum

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payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

•

Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20 each, we will:

•	change the installments to a quarterly, semi-annual or annual basis; and/or

•	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected. Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

•	joint or successive payees; or

•	other than a natural person.

CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you (except for Proper Lockbox Payments as defined in the “Ways to Make Purchase Payments” section ) are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 28, 2014 and Wednesday, December 24, 2014 in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) and Proper Lockbox Payments as defined in the “Ways to Make Premium Payments” section will be processed. All other transactions will be processed on the next Valuation Date that we are open for business.

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Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

•

during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

•	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

•	the above-mentioned loan limits, or

•	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

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Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

•	the Insured is age 75 or older;

•	the Contract is in its 16th Contract year or later;

•	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

•	the Contract Debt is greater than the Specified Amount; and

•	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

•	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

•	Your Death Benefit will be Death Benefit Option A;

•	You may not change the Specified Amount or the Death Benefit Option;

•	You may not make additional premium payments, though you may make loan repayments;

•	You may not make or take partial withdrawals or request additional loans;

•	No Monthly Deductions will be made;

•	Any additional riders with a separate charge will terminate;

•	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

•	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract

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should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

•	twenty-five percent (25%) of the amount in the Fixed Account; or

•	$1,000.

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If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

•

Requests for transfers must be in writing and must be received by our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or may be made by telephone if a properly completed telephone authorization form is on file with us.

•	Requests for transfers must be clear and complete to be in good order.

•	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

•	The minimum amount which may remain in a Subaccount after a transfer is $100.

•	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing”, or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

•

When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

•

When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

•

When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

•

When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances.

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When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of the Contract Owners; or

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•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

•	transferring values;

•	changing how your premium payments are allocated; and

•	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

•	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

•	confirming telephone transactions in writing to you; and/or

•	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

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Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

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PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. All other premiums are payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

•	the Accumulation Value of the Contract at the time of the increase; and

•	the amount of the increase you request.

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Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments. You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P.O. Box 4531, Houston, Texas 77210-4531. A “Proper Lockbox Payment” is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a contract that is not in a grace period, or for a contract that has not lapsed or been surrendered. If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment, the additional premium and any accompanying material will be forwarded to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, which will cause a delay in the processing of the requested transaction for an in force contract. If the additional premium is for a contract that is no longer in force, it will not be processed and will be returned to you.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured’s underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

•	evidence of insurability satisfactory to us;

•	reinstatement or repayment of Contract Debt;

•	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

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•	payment of Monthly Deductions not collected during the grace period; and

•

payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

•

Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

•	Charge for the Cost of any Riders.

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Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $.0003 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

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Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .79% of the premium. The Maximum cost of insurance rate for this rider is 14.05% of the premium.

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Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $0.02 per $1,000 of rider Death Benefit. The Maximum cost of insurance rate for this rider is $83.34 per $1,000 of rider Death Benefit.

•	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

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•

Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We assess a monthly expense fee for five (5) Contract Years or longer if you have selected the lifetime Guaranteed Coverage Benefit period. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus and the “Monthly Expense Fee” in the Fee Table entitled “Periodic Charges Other Than Portfolio Operating Expenses” in this Prospectus).

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between twenty-eight (28%) and sixty-five percent (65%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract the cost of insurance rates and ranges are based on the 1980 CSO.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

The actual charges made during the Contract Year will be shown in the annual report delivered to you.

Guaranteed maximum cost of insurance rates for policies issued on a non-sex distinct basis are calculated based on the 1980 CSO-SB and the 1980 CSO-NB Mortality Tables (Age Last Birthday) for issue or increase ages 15 and above. For ages 0-14, the 1980 CSO-B Mortality Table (Age Last Birthday) was used through Attained Age 14 and the 1980 CSO-NB Mortality Table (Age Last Birthday) for Attained Ages 15 and above.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we

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estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

The surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $15.38 per $1,000 of Specified Amount to $57.87 per $1,000 of Specified Amount. The rate is the same for the first five (5) years since issue or increase, and reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

•	the monthly expense fee;

•	the monthly maintenance fee;

•	the sales charge;

•	the deferred sales charge;

•	the Daily Asset Charge (mortality and expense risk charge);

•	the cost of insurance charge;

•	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

•	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the

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“Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

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The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

•	collect charges;

•	pay the Surrender Value;

•	secure loans;

•	provide benefits; or

•	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

•	operate the Separate Account as a management company;

•	de-register the Separate Account if registration is no longer required;

•	combine the Separate Account with other separate accounts;

•	restrict or eliminate any voting rights associated with the Separate Account; or

•	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract.

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However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.
The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND:	THE ALGER PORTFOLIOS CLASS I-2 SHARES
ADVISER:	FRED ALGER MANAGEMENT, INC.

Subaccount investing in:	Investment objective:

Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation

Alger Large Cap Growth Portfolio	seeks long-term capital appreciation

Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation

Alger Capital Appreciation Portfolio	seeks long-term capital appreciation

Alger Growth & Income Portfolio	seeks to provide capital appreciation and current income

Alger Balanced Portfolio	seeks current income and long-term capital appreciation

*	Not available for investment for Contracts issued on or after July 1, 2007.

FUND:	FEDERATED INSURANCE SERIES
ADVISER:	FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISER FOR
FEDERATED MANAGED VOLATILITY FUND II
AND FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:

Federated Managed Volatility Fund II	seeks to achieve high current income and moderate
Subadvised By: Federated Investment	capital appreciation
Management Company

Federated Kaufmann Fund II – Primary Shares	seeks capital appreciation
Subadvised By: Federated Global Investment
Management Corp.

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ADVISER:	FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seek high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

FUND:	FIDELITY® VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2
ADVISER:	FIDELITY MANAGEMENT & RESEARCH COMPANY

Subaccount investing in:	Investment objective:
VIP Money Market Portfolio subadvised by:	seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

VIP Mid Cap Portfolio subadvised by:	seeks long-term growth of capital
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, Fmr Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.

VIP Index 500 Portfolio subadvised by: Geode Capital Management FMR Co., Inc.	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor’s 500sm Index (S&P 500®)

VIP Contrafund® Portfolio subadvised by:	seeks long-term capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Growth Strategies Portfolio subadvised by:	seeks capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, Fmr Co., Inc.
FMR Co., Inc.

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Subaccount investing in:	Investment objective:
VIP Growth Opportunities Portfolio subadvised by:	seeks to provide capital growth
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Equity-Income Portfolio subadvised by: FMR Co., Inc.	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®

VIP Investment Grade Bond Portfolio subadvised by:	seeks as high level of current income as is consistent with the preservation of capital
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.

VIP Growth & Income Portfolio subadvised by:	seeks high total return through a combination of current income and capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Value Portfolio subadvised by:	seeks capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Value Leaders Portfolio subadvised by:	seeks capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Value Strategies Portfolio subadvised by:	seeks capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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FUND:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) - SERIES I SHARES
ADVISER:	INVESCO ADVISERS, INC.

Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks long-term growth of capital growth
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Managed Volatility Fund*	seeks both capital appreciation and current income while managing portfolio volatility
Invesco V.I. Mid Cap Growth Fund	seeks capital growth
Invesco V.I. Diversified Dividend Fund	seeks to provide reasonable current income and long-term
growth of income and capital
Invesco V.I. Technology Fund	seeks capital growth
Invesco V.I. Global Real Estate Fund	seeks total return through growth of capital and current income
Subadviser: Invesco Asset Management Limited

*	Effective April 30, 2014, the Invesco V.I. Utilities Fund was renamed Invesco V.I. Managed Volatility Fund.

FUND:	MFS® VARIABLE INSURANCE TRUST – INITIAL CLASS SHARES
ADVISER:	MASSACHUSETTS FINANCIAL SERVICES COMPANY

Subaccount investing in	Investment objective:
MFS Core Equity Series	seeks capital appreciation
MFS Growth Series	seeks capital appreciation
MFS Research Series	seeks capital appreciation
MFS Investors Trust Series	seeks capital appreciation

T. ROWE PRICE
ADVISER:	T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.

ADVISER:	T. Rowe Price Associates, Inc., Adviser and T. Rowe Price International, Ltd. And T. Rowe Price Singapore Private Ltd., Sub-advisers, are responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

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FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies
*	Not available for investment in Contracts issued on or after May 1, 2004.

Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses that we incur These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2013, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	$85,736
The Alger Fund	106,484
Fidelity Variable Insurance Products	864,095
Federated Insurance Series	91,380
MFS Variable Insurance Trust	19,672
T. Rowe Price Funds	170,167

During 2014, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	.25%
The Alger Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.15%

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The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

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In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice, we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

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Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)	All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59 1/2;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)	is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is

42

not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

43

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of Contract Owners; or

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

44

HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1—15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.94%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2013.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

45

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $175,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $76.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

46

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	589	0	175,589	608	0	175,608	620	0	175,620
32	2	912	PAC	1,164	0	176,164	1,238	0	176,238	1,289	0	176,289
33	3	912	PAC	1,727	0	176,727	1,893	0	176,893	2,009	0	177,009
34	4	912	PAC	2,277	0	177,277	2,572	0	177,572	2,785	0	177,785
35	5	912	PAC	2,814	0	177,814	3,275	74	178,275	3,620	419	178,620
36	6	912	PAC	3,403	227	178,403	4,073	897	179,073	4,590	1,414	179,590
37	7	912	PAC	3,975	826	178,975	4,896	1,748	179,896	5,632	2,484	180,632
38	8	912	PAC	4,526	1,406	179,526	5,745	2,624	180,745	6,749	3,629	181,749
39	9	912	PAC	5,062	1,970	180,062	6,623	3,530	181,623	7,951	4,859	182,951
40	10	912	PAC	5,580	2,518	180,580	7,529	4,467	182,529	9,244	6,182	184,244

		9,120
41	11	912	PAC	6,098	3,569	181,098	8,484	5,955	183,484	10,653	8,124	185,653
42	12	912	PAC	6,598	4,596	181,598	9,470	7,468	184,470	12,169	10,167	187,169
43	13	912	PAC	7,080	5,595	182,080	10,489	9,003	185,489	13,800	12,315	188,800
44	14	912	PAC	7,546	6,566	182,546	11,542	10,562	186,542	15,558	14,578	190,558
45	15	912	PAC	7,996	7,512	182,996	12,634	12,149	187,634	17,454	16,969	192,454
46	16	912	PAC	8,487	8,487	183,487	13,857	13,857	188,857	19,631	19,631	194,631
47	17	912	PAC	8,964	8,964	183,964	15,133	15,133	190,133	21,996	21,996	196,996
48	18	912	PAC	9,428	9,428	184,428	16,465	16,465	191,465	24,567	24,567	199,567
49	19	912	PAC	9,872	9,872	184,872	17,848	17,848	192,848	27,354	27,354	202,354
50	20	912	PAC	10,293	10,293	185,293	19,281	19,281	194,281	30,373	30,373	205,373

		18,240
51	21	912	PAC	10,690	10,690	185,690	20,767	20,767	195,767	33,646	33,646	208,646
52	22	912	PAC	11,062	11,062	186,062	22,306	22,306	197,306	37,192	37,192	212,192
53	23	912	PAC	11,406	11,406	186,406	23,897	23,897	198,897	41,033	41,033	216,033
54	24	912	PAC	11,718	11,718	186,718	25,539	25,539	200,539	45,193	45,193	220,193
55	25	912	PAC	11,999	11,999	186,999	27,235	27,235	202,235	49,700	49,700	224,700
56	26	912	PAC	12,247	12,247	187,247	28,986	28,986	203,986	54,583	54,583	229,583
57	27	912	PAC	12,462	12,462	187,462	30,794	30,794	205,794	59,876	59,876	234,876
58	28	912	PAC	12,646	12,646	187,646	32,662	32,662	207,662	65,617	65,617	240,617
59	29	912	PAC	12,797	12,797	187,797	34,594	34,594	209,594	71,848	71,848	246,848
60	30	912	PAC	12,914	12,914	187,914	36,589	36,589	211,589	78,607	78,607	253,607

		27,360
61	31	912	PAC	12,990	12,990	187,990	38,645	38,645	213,645	85,936	85,936	260,936
62	32	912	PAC	13,016	13,016	188,016	40,753	40,753	215,753	93,879	93,879	268,879
63	33	912	PAC	12,981	12,981	187,981	42,906	42,906	217,906	102,476	102,476	277,476
64	34	912	PAC	12,872	12,872	187,872	45,090	45,090	220,090	111,774	111,774	286,774
65	35	912	PAC	12,680	12,680	187,680	47,298	47,298	222,298	121,826	121,826	296,826
66	36	912	PAC	12,399	12,399	187,399	49,524	49,524	224,524	132,692	132,692	307,692
67	37	912	PAC	12,026	12,026	187,026	51,765	51,765	226,765	144,445	144,445	319,445
68	38	912	PAC	11,561	11,561	186,561	54,021	54,021	229,021	157,161	157,161	332,161
69	39	912	PAC	11,002	11,002	186,002	56,289	56,289	231,289	170,924	170,924	345,924
70	40	912	PAC	10,337	10,337	185,337	58,558	58,558	233,558	185,818	185,818	360,818

		36,480

47

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	9,548	9,548	184,548	60,807	60,807	235,807	201,925	201,925	376,925
72	42	912	PAC	8,609	8,609	183,609	63,007	63,007	238,007	219,324	219,324	394,324
73	43	912	PAC	7,485	7,485	182,485	65,118	65,118	240,118	238,095	238,095	413,095
74	44	912	PAC	6,139	6,139	181,139	67,096	67,096	242,096	258,323	258,323	433,323
75	45	912	PAC	4,539	4,539	179,539	68,898	68,898	243,898	280,101	280,101	455,101
76	46	912	PAC	2,655	2,655	177,655	70,484	70,484	245,484	303,538	303,538	478,538
77	47	912	PAC	466	466	175,466	71,816	71,816	246,816	328,758	328,758	503,758
78	48	912	PAC	0	0	172,943	72,859	72,859	247,859	355,899	355,899	530,899
79	49	912	PAC	0	0	170,044	73,567	73,567	248,567	385,103	385,103	560,103
80	50	912	PAC	0	0	166,728	73,883	73,883	248,883	416,517	416,517	591,517

		45,600
81	51	912	PAC	0	0	162,937	73,728	73,728	248,728	450,280	450,280	625,280
82	52	912	PAC	0	0	158,602	73,005	73,005	248,005	486,529	486,529	661,529
83	53	912	PAC	0	0	153,638	71,600	71,600	246,600	525,404	525,404	700,404
84	54	912	PAC	0	0	147,965	69,396	69,396	244,396	567,058	567,058	742,058
85	55	912	PAC	0	0	141,510	66,277	66,277	241,277	611,667	611,667	786,667
86	56	912	PAC	0	0	134,211	62,133	62,133	237,133	659,431	659,431	834,431
87	57	912	PAC	0	0	126,008	56,851	56,851	231,851	710,576	710,576	885,576
88	58	912	PAC	0	0	116,846	50,316	50,316	225,316	765,348	765,348	940,348
89	59	912	PAC	0	0	106,667	42,406	42,406	217,406	824,016	824,016	999,016
90	60	912	PAC	0	0	95,406	32,985	32,985	207,985	886,866	886,866	1,061,866

		54,720
91	61	912	PAC	0	0	82,989	21,900	21,900	196,900	954,198	954,198	1,129,198
92	62	912	PAC	0	0	69,316	8,963	8,963	183,963	1,026,314	1,026,314	1,201,314
93	63	912	PAC	0	0	54,240	0	0	169,002	1,103,491	1,103,491	1,278,491
94	64	912	PAC	0	0	37,512	0	0	152,274	1,185,930	1,185,930	1,360,930
95	65	912	PAC	0	0	18,665	0	0	133,427	1,273,615	1,273,615	1,448,615
96	66	912	PAC	0	0	0	0	0	111,535	1,366,052	1,366,052	1,541,052
97	67	912	PAC	0	0	0	0	0	84,797	1,461,784	1,461,784	1,636,784
98	68	912	PAC	0	0	0	0	0	49,856	1,557,589	1,557,589	1,732,589
99	69	912	PAC	0	0	0	0	0	1,169	1,647,661	1,647,661	1,822,661
100	70	912	PAC	0	0	0	0	0	0	1,728,042	1,728,042	1,903,042

		63,840

48

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	534	0	175,534	542	0	175,542	548	0	175,548
32	2	912	PAC	1,056	0	176,056	1,089	0	176,089	1,112	0	176,112
33	3	912	PAC	1,567	0	176,567	1,641	0	176,641	1,691	0	176,691
34	4	912	PAC	2,066	0	177,066	2,196	0	177,196	2,287	0	177,287
35	5	912	PAC	2,551	0	177,551	2,753	0	177,753	2,897	0	177,897
36	6	912	PAC	3,056	0	178,056	3,347	170	178,347	3,556	379	178,556
37	7	912	PAC	3,542	394	178,542	3,937	789	178,937	4,226	1,078	179,226
38	8	912	PAC	4,006	886	179,006	4,523	1,403	179,523	4,906	1,786	179,906
39	9	912	PAC	4,451	1,358	179,451	5,104	2,012	180,104	5,597	2,505	180,597
40	10	912	PAC	4,873	1,811	179,873	5,679	2,616	180,679	6,297	3,235	181,297

		9,120
41	11	912	PAC	5,280	2,751	180,280	6,253	3,724	181,253	7,012	4,484	182,012
42	12	912	PAC	5,662	3,660	180,662	6,817	4,815	181,817	7,734	5,732	182,734
43	13	912	PAC	6,019	4,533	181,019	7,370	5,884	182,370	8,462	6,976	183,462
44	14	912	PAC	6,351	5,371	181,351	7,913	6,933	182,913	9,197	8,217	184,197
45	15	912	PAC	6,660	6,176	181,660	8,446	7,961	183,446	9,940	9,456	184,940
46	16	912	PAC	6,991	6,991	181,991	9,027	9,027	184,027	10,762	10,762	185,762
47	17	912	PAC	7,298	7,298	182,298	9,600	9,600	184,600	11,598	11,598	186,598
48	18	912	PAC	7,578	7,578	182,578	10,163	10,163	185,163	12,447	12,447	187,447
49	19	912	PAC	7,828	7,828	182,828	10,711	10,711	185,711	13,304	13,304	188,304
50	20	912	PAC	8,044	8,044	183,044	11,239	11,239	186,239	14,167	14,167	189,167

		18,240
51	21	912	PAC	8,223	8,223	183,223	11,743	11,743	186,743	15,031	15,031	190,031
52	22	912	PAC	8,361	8,361	183,361	12,220	12,220	187,220	15,894	15,894	190,894
53	23	912	PAC	8,453	8,453	183,453	12,662	12,662	187,662	16,748	16,748	191,748
54	24	912	PAC	8,493	8,493	183,493	13,064	13,064	188,064	17,589	17,589	192,589
55	25	912	PAC	8,481	8,481	183,481	13,423	13,423	188,423	18,415	18,415	193,415
56	26	912	PAC	8,414	8,414	183,414	13,735	13,735	188,735	19,221	19,221	194,221
57	27	912	PAC	8,291	8,291	183,291	13,998	13,998	188,998	20,006	20,006	195,006
58	28	912	PAC	8,115	8,115	183,115	14,212	14,212	189,212	20,771	20,771	195,771
59	29	912	PAC	7,884	7,884	182,884	14,376	14,376	189,376	21,514	21,514	196,514
60	30	912	PAC	7,593	7,593	182,593	14,482	14,482	189,482	22,228	22,228	197,228

		27,360
61	31	912	PAC	7,231	7,231	182,231	14,516	14,516	189,516	22,899	22,899	197,899
62	32	912	PAC	6,780	6,780	181,780	14,460	14,460	189,460	23,508	23,508	198,508
63	33	912	PAC	6,220	6,220	181,220	14,289	14,289	189,289	24,031	24,031	199,031
64	34	912	PAC	5,525	5,525	180,525	13,974	13,974	188,974	24,436	24,436	199,436
65	35	912	PAC	4,679	4,679	179,679	13,494	13,494	188,494	24,701	24,701	199,701
66	36	912	PAC	3,670	3,670	178,670	12,832	12,832	187,832	24,806	24,806	199,806
67	37	912	PAC	2,493	2,493	177,493	11,978	11,978	186,978	24,739	24,739	199,739
68	38	912	PAC	1,144	1,144	176,144	10,923	10,923	185,923	24,486	24,486	199,486
69	39	912	PAC	0	0	174,619	9,654	9,654	184,654	24,034	24,034	199,034
70	40	912	PAC	0	0	172,890	8,146	8,146	183,146	23,352	23,352	198,352

		36,480

49

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	0	0	170,920	6,188	6,188	181,188	22,393	22,393	376,925
72	42	912	PAC	0	0	168,657	4,049	4,049	179,049	21,088	21,088	196,088
73	43	912	PAC	0	0	166,032	1,490	1,490	176,490	19,355	19,355	194,355
74	44	912	PAC	0	0	162,973	0	0	173,439	17,098	17,098	192,098
75	45	912	PAC	0	0	159,414	0	0	169,879	14,227	14,227	189,227
76	46	912	PAC	0	0	155,293	0	0	165,759	10,650	10,650	185,650
77	47	912	PAC	0	0	150,563	0	0	161,028	6,287	6,287	181,287
78	48	912	PAC	0	0	145,176	0	0	155,642	1,053	1,053	176,053
79	49	912	PAC	0	0	139,076	0	0	149,542	0	0	169,956
80	50	912	PAC	0	0	132,182	0	0	142,648	0	0	163,062

		45,600
81	51	912	PAC	0	0	124,380	0	0	134,845	0	0	155,259
82	52	912	PAC	0	0	115,526	0	0	125,992	0	0	146,406
83	53	912	PAC	0	0	105,451	0	0	115,917	0	0	136,331
84	54	912	PAC	0	0	93,987	0	0	104,452	0	0	124,866
85	55	912	PAC	0	0	80,975	0	0	91,440	0	0	111,854
86	56	912	PAC	0	0	66,270	0	0	76,736	0	0	97,150
87	57	912	PAC	0	0	49,735	0	0	60,201	0	0	80,615
88	58	912	PAC	0	0	31,229	0	0	41,695	0	0	62,109
89	59	912	PAC	0	0	10,605	0	0	21,070	0	0	41,484
90	60	912	PAC	0	0	0	0	0	0	0	0	18,570

		54,720
91	61	912	PAC	0	0	0	0	0	0	0	0	0
92	62	912	PAC	0	0	0	0	0	0	0	0	0
93	63	912	PAC	0	0	0	0	0	0	0	0	0
94	64	912	PAC	0	0	0	0	0	0	0	0	0
95	65	912	PAC	0	0	0	0	0	0	0	0	0
96	66	912	PAC	0	0	0	0	0	0	0	0	0
97	67	912	PAC	0	0	0	0	0	0	0	0	0
98	68	912	PAC	0	0	0	0	0	0	0	0	0
99	69	912	PAC	0	0	0	0	0	0	0	0	0
100	70	912	PAC	0	0	0	0	0	0	0	0	0

		63,840

50

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$17,941.67
Guideline Level Annual Premium:	$5,027.40
TAMRA Initial 7 Pay Premium:	$4,764.26

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums. Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1/2 would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*	Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-0.94% Net)	6% Gross Annual Return (5.06% Net)	10% Gross Annual Return (9.06% Net)
Guaranteed	Attained Age	90	90	91
Charges	Contract Year	60	60	61
Current	Attained Age	96	100	100
Charges	Contract Year	66	70	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

51

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1—15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.94%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2013.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

52

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $120.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

53

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	922	0	240,922	952	0	240,952	971	0	240,971
32	2	1440	PAC	1,826	0	241,826	1,942	0	241,942	2,021	0	242,021
33	3	1440	PAC	2,709	0	242,709	2,968	0	242,968	3,150	0	243,150
34	4	1440	PAC	3,570	0	243,570	4,031	0	244,031	4,365	0	244,365
35	5	1440	PAC	4,407	0	244,407	5,130	433	245,130	5,671	974	245,671
36	6	1440	PAC	5,366	715	245,366	6,416	1,765	246,416	7,228	2,577	247,228
37	7	1440	PAC	6,303	1,695	246,303	7,751	3,143	247,751	8,907	4,299	248,907
38	8	1440	PAC	7,212	2,652	247,212	9,132	4,572	249,132	10,713	6,153	250,713
39	9	1440	PAC	8,095	3,585	248,095	10,560	6,050	250,560	12,656	8,146	252,656
40	10	1440	PAC	8,951	4,492	248,951	12,037	7,578	252,037	14,748	10,289	254,748

		14,400
41	11	1440	PAC	9,808	6,136	249,808	13,593	9,921	253,593	17,028	13,356	257,028
42	12	1440	PAC	10,636	7,735	250,636	15,202	12,300	255,202	19,483	16,582	259,483
43	13	1440	PAC	11,437	9,289	251,437	16,865	14,717	256,865	22,126	19,979	262,126
44	14	1440	PAC	12,208	10,794	252,208	18,583	17,170	258,583	24,972	23,558	264,972
45	15	1440	PAC	12,947	12,251	252,947	20,356	19,660	260,356	28,033	27,337	268,033
46	16	1440	PAC	13,748	13,748	253,748	22,339	22,339	262,339	31,545	31,545	271,545
47	17	1440	PAC	14,523	14,523	254,523	24,403	24,403	264,403	35,356	35,356	275,356
48	18	1440	PAC	15,268	15,268	255,268	26,549	26,549	266,549	39,489	39,489	279,489
49	19	1440	PAC	15,974	15,974	255,974	28,768	28,768	268,768	43,961	43,961	283,961
50	20	1440	PAC	16,637	16,637	256,637	31,063	31,063	271,063	48,801	48,801	288,801

		28,800
51	21	1440	PAC	17,252	17,252	257,252	33,432	33,432	273,432	54,035	54,035	294,035
52	22	1440	PAC	17,814	17,814	257,814	35,871	35,871	275,871	59,694	59,694	299,694
53	23	1440	PAC	18,316	18,316	258,316	38,378	38,378	278,378	65,808	65,808	305,808
54	24	1440	PAC	18,752	18,752	258,752	40,947	40,947	280,947	72,411	72,411	312,411
55	25	1440	PAC	19,114	19,114	259,114	43,575	43,575	283,575	79,539	79,539	319,539
56	26	1440	PAC	19,396	19,396	259,396	46,257	46,257	286,257	87,231	87,231	327,231
57	27	1440	PAC	19,591	19,591	259,591	48,987	48,987	288,987	95,532	95,532	335,532
58	28	1440	PAC	19,695	19,695	259,695	51,763	51,763	291,763	104,490	104,490	344,490
59	29	1440	PAC	19,698	19,698	259,698	54,577	54,577	294,577	114,156	114,156	354,156
60	30	1440	PAC	19,591	19,591	259,591	57,418	57,418	297,418	124,580	124,580	364,580

		43,200
61	31	1440	PAC	19,359	19,359	259,359	60,275	60,275	300,275	135,818	135,818	375,818
62	32	1440	PAC	18,992	18,992	258,992	63,134	63,134	303,134	147,927	147,927	387,927
63	33	1440	PAC	18,469	18,469	258,469	65,972	65,972	305,972	160,966	160,966	400,966
64	34	1440	PAC	17,770	17,770	257,770	68,768	68,768	308,768	174,996	174,996	414,996
65	35	1440	PAC	16,877	16,877	256,877	71,498	71,498	311,498	190,086	190,086	430,086
66	36	1440	PAC	15,773	15,773	255,773	74,140	74,140	314,140	206,311	206,311	446,311
67	37	1440	PAC	14,441	14,441	254,441	76,670	76,670	316,670	223,756	223,756	463,756
68	38	1440	PAC	12,867	12,867	252,867	79,065	79,065	319,065	242,513	242,513	482,513
69	39	1440	PAC	11,032	11,032	251,032	81,295	81,295	321,295	262,678	262,678	502,678
70	40	1440	PAC	8,906	8,906	248,906	83,321	83,321	323,321	284,346	284,346	524,346

		57,600

54

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	6,454	6,454	246,454	85,092	85,092	325,092	307,612	307,612	547,612
72	42	1440	PAC	3,629	3,629	243,629	86,543	86,543	326,543	332,568	332,568	572,568
73	43	1440	PAC	372	372	240,372	87,595	87,595	327,595	359,303	359,303	599,303
74	44	1440	PAC	0	0	236,614	88,167	88,167	328,167	387,915	387,915	627,915
75	45	1440	PAC	0	0	232,284	88,180	88,180	328,180	418,520	418,520	658,520
76	46	1440	PAC	0	0	227,342	87,566	87,566	327,566	451,258	451,258	691,258
77	47	1440	PAC	0	0	221,756	86,259	86,259	326,259	486,285	486,285	726,285
78	48	1440	PAC	0	0	215,496	84,193	84,193	324,193	523,779	523,779	763,779
79	49	1440	PAC	0	0	208,528	81,295	81,295	321,295	563,928	563,928	803,928
80	50	1440	PAC	0	0	200,796	77,467	77,467	317,467	606,914	606,914	846,914

		72,000
81	51	1440	PAC	0	0	192,222	72,580	72,580	312,580	652,911	652,911	892,911
82	52	1440	PAC	0	0	182,704	66,475	66,475	306,475	702,086	702,086	942,086
83	53	1440	PAC	0	0	172,120	58,967	58,967	298,967	754,598	754,598	994,598
84	54	1440	PAC	0	0	160,355	49,865	49,865	289,865	810,630	810,630	1,050,630
85	55	1440	PAC	0	0	147,316	38,995	38,995	278,995	870,402	870,402	1,110,402
86	56	1440	PAC	0	0	132,939	26,200	26,200	266,200	934,187	934,187	1,174,187
87	57	1440	PAC	0	0	117,178	11,336	11,336	251,336	1,002,301	1,002,301	1,242,301
88	58	1440	PAC	0	0	100,008	0	0	234,330	1,075,108	1,075,108	1,315,108
89	59	1440	PAC	0	0	81,409	0	0	215,732	1,153,013	1,153,013	1,393,013
90	60	1440	PAC	0	0	61,343	0	0	195,666	1,236,438	1,236,438	1,476,438

		86,400
91	61	1440	PAC	0	0	39,749	0	0	174,072	1,325,820	1,325,820	1,565,820
92	62	1440	PAC	0	0	16,531	0	0	150,853	1,421,597	1,421,597	1,661,597
93	63	1440	PAC	0	0	0	0	0	125,855	1,524,184	1,524,184	1,764,184
94	64	1440	PAC	0	0	0	0	0	98,747	1,633,855	1,633,855	1,873,855
95	65	1440	PAC	0	0	0	0	0	68,809	1,750,494	1,750,494	1,990,494
96	66	1440	PAC	0	0	0	0	0	34,634	1,873,259	1,873,259	2,113,259
97	67	1440	PAC	0	0	0	0	0	0	1,999,840	1,999,840	2,239,840
98	68	1440	PAC	0	0	0	0	0	0	2,125,207	2,125,207	2,365,207
99	69	1440	PAC	0	0	0	0	0	0	2,240,357	2,240,357	2,480,357
100	70	1440	PAC	0	0	0	0	0	0	2,339,007	2,339,007	2,579,007

		100,800

55

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	846	0	240,846	860	0	240,860	869	0	240,869
32	2	1440	PAC	1,678	0	241,678	1,731	0	241,731	1,767	0	241,767
33	3	1440	PAC	2,492	0	242,492	2,609	0	242,609	2,690	0	242,690
34	4	1440	PAC	3,286	0	243,286	3,493	0	243,493	3,637	0	243,637
35	5	1440	PAC	4,057	0	244,057	4,379	0	244,379	4,606	0	244,606
36	6	1440	PAC	4,878	226	244,878	5,340	689	245,340	5,673	1,021	245,673
37	7	1440	PAC	5,674	1,066	245,674	6,304	1,697	246,304	6,765	2,157	246,765
38	8	1440	PAC	6,442	1,882	246,442	7,266	2,706	247,266	7,878	3,318	247,878
39	9	1440	PAC	7,178	2,669	247,178	8,222	3,713	248,222	9,011	4,501	249,011
40	10	1440	PAC	7,884	3,425	247,884	9,174	4,714	249,174	10,163	5,704	250,163

		14,400
41	11	1440	PAC	8,568	4,896	248,568	10,129	6,457	250,129	11,347	7,675	251,347
42	12	1440	PAC	9,215	6,314	249,215	11,072	8,170	251,072	12,545	9,644	252,545
43	13	1440	PAC	9,825	7,677	249,825	12,002	9,854	252,002	13,759	11,611	253,759
44	14	1440	PAC	10,395	8,981	250,395	12,914	11,501	252,914	14,984	13,570	254,984
45	15	1440	PAC	10,921	10,225	250,921	13,806	13,110	253,806	16,218	15,522	256,218
46	16	1440	PAC	11,478	11,478	251,478	14,774	14,774	254,774	17,577	17,577	257,577
47	17	1440	PAC	11,989	11,989	251,989	15,722	15,722	255,722	18,954	18,954	258,954
48	18	1440	PAC	12,451	12,451	252,451	16,646	16,646	256,646	20,345	20,345	260,345
49	19	1440	PAC	12,855	12,855	252,855	17,537	17,537	257,537	21,741	21,741	261,741
50	20	1440	PAC	13,195	13,195	253,195	18,388	18,388	258,388	23,138	23,138	263,138

		28,800
51	21	1440	PAC	13,463	13,463	253,463	19,189	19,189	259,189	24,525	24,525	264,525
52	22	1440	PAC	13,650	13,650	253,650	19,929	19,929	259,929	25,893	25,893	265,893
53	23	1440	PAC	13,744	13,744	253,744	20,594	20,594	260,594	27,228	27,228	267,228
54	24	1440	PAC	13,732	13,732	253,732	21,168	21,168	261,168	28,515	28,515	268,515
55	25	1440	PAC	13,602	13,602	253,602	21,637	21,637	261,637	29,740	29,740	269,740
56	26	1440	PAC	13,340	13,340	253,340	21,983	21,983	261,983	30,884	30,884	270,884
57	27	1440	PAC	12,936	12,936	252,936	22,193	22,193	262,193	31,933	31,933	271,933
58	28	1440	PAC	12,382	12,382	252,382	22,253	22,253	262,253	32,873	32,873	272,873
59	29	1440	PAC	11,661	11,661	251,661	22,142	22,142	262,142	33,681	33,681	273,681
60	30	1440	PAC	10,752	10,752	250,752	21,835	21,835	261,835	34,330	34,330	274,330

		43,200
61	31	1440	PAC	9,636	9,636	249,636	21,304	21,304	261,304	34,790	34,790	274,790
62	32	1440	PAC	8,287	8,287	248,287	20,518	20,518	260,518	35,027	35,027	275,027
63	33	1440	PAC	6,671	6,671	246,671	19,435	19,435	259,435	34,995	34,995	274,995
64	34	1440	PAC	4,753	4,753	244,753	18,009	18,009	258,009	34,642	34,642	274,642
65	35	1440	PAC	2,499	2,499	242,499	16,196	16,196	256,196	33,919	33,919	273,919
66	36	1440	PAC	0	0	239,877	13,953	13,953	253,953	32,775	32,775	272,775
67	37	1440	PAC	0	0	236,849	11,237	11,237	251,237	31,158	31,158	271,158
68	38	1440	PAC	0	0	233,379	8,004	8,004	248,004	29,015	29,015	269,015
69	39	1440	PAC	0	0	229,428	4,202	4,202	244,202	26,283	26,283	266,283
70	40	1440	PAC	0	0	224,943	0	0	239,763	22,879	22,879	262,879

		57,600

56

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.94% Net)			6% Gross Rate (5.06% Net)			10% Gross Rate (9.06% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	0	0	219,853	0	0	234,672	18,701	18,701	258,701
72	42	1440	PAC	0	0	214,068	0	0	228,888	13,623	13,623	253,623
73	43	1440	PAC	0	0	207,480	0	0	222,300	7,491	7,491	247,491
74	44	1440	PAC	0	0	199,980	0	0	214,799	147	147	240,147
75	45	1440	PAC	0	0	191,471	0	0	206,291	0	0	231,639
76	46	1440	PAC	0	0	181,881	0	0	196,701	0	0	222,049
77	47	1440	PAC	0	0	171,143	0	0	185,962	0	0	211,310
78	48	1440	PAC	0	0	159,197	0	0	174,016	0	0	199,364
79	49	1440	PAC	0	0	145,977	0	0	160,796	0	0	186,144
80	50	1440	PAC	0	0	131,374	0	0	146,193	0	0	171,541

		72,000
81	51	1440	PAC	0	0	115,234	0	0	130,053	0	0	155,401
82	52	1440	PAC	0	0	97,357	0	0	112,177	0	0	137,525
83	53	1440	PAC	0	0	77,504	0	0	92,324	0	0	117,672
84	54	1440	PAC	0	0	55,438	0	0	70,257	0	0	95,605
85	55	1440	PAC	0	0	30,958	0	0	45,777	0	0	71,125
86	56	1440	PAC	0	0	3,913	0	0	18,732	0	0	44,080
87	57	1440	PAC	0	0	0	0	0	0	0	0	14,347
88	58	1440	PAC	0	0	0	0	0	0	0	0	0
89	59	1440	PAC	0	0	0	0	0	0	0	0	0
90	60	1440	PAC	0	0	0	0	0	0	0	0	0

		86,400
91	61	1440	PAC	0	0	0	0	0	0	0	0	0
92	62	1440	PAC	0	0	0	0	0	0	0	0	0
93	63	1440	PAC	0	0	0	0	0	0	0	0	0
94	64	1440	PAC	0	0	0	0	0	0	0	0	0
95	65	1440	PAC	0	0	0	0	0	0	0	0	0
96	66	1440	PAC	0	0	0	0	0	0	0	0	0
97	67	1440	PAC	0	0	0	0	0	0	0	0	0
98	68	1440	PAC	0	0	0	0	0	0	0	0	0
99	69	1440	PAC	0	0	0	0	0	0	0	0	0
100	70	1440	PAC	0	0	0	0	0	0	0	0	0

		100,800

57

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$27,838.62
Guideline Level Annual Premium:	$8,031.17
TAMRA Initial 7 Pay Premium:	$7,339.90

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1/2 would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*	Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-0.94% Net)	6% Gross Annual Return (5.06% Net)	10% Gross Annual Return (9.06% Net)
Guaranteed	Attained Age	87	87	88
Charges	Contract Year	57	57	58
Current	Attained Age	93	97	100
Charges	Contract Year	63	67	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

58

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77550 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

59

Form 9130	Rev. 05-13

60

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2014

WEALTHQUEST III VARIABLE UNIVERSAL LIFE

CONTRACT FORM NUMBERS WQVUL08 AND WQVUL

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

(REGISTRANT)

AMERICAN NATIONAL INSURANCE COMPANY

(DEPOSITOR)

Registrant

American National Variable Life Separate Account

One Moody Plaza

Galveston, Texas 77550-7947

Depositor

American National Insurance Company

One Moody Plaza

Galveston, TX 77550-7947

Principal Underwriter

ANICO Financial Services, Inc. (ANFS)

One Moody Plaza, Suite 1423

Galveston, Texas 77559-7947

Independent Registered Public Accounting Firm

KPMG LLP

811 Main Street, Suite 4500

Houston, Texas 77002

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the WealthQuest III Variable Universal Life Contract (“the Contract”) Form Number WQVUL and Contract Form Number WQVUL08. You may obtain a copy of the prospectus, dated May 1, 2014, by calling 1-800-306-2959, or writing to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

Terms used in the current prospectuses for Contract form numbers WQVUL08 and WQVUL (respectively) are incorporated in this Statement. All terms not specifically defined in this statement shall have the meaning set forth in the current prospectuses.

Form 9130-SAI	5-14

GENERAL INFORMATION AND HISTORY

AMERICAN NATIONAL INSURANCE COMPANY

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37%.

We are subject to regulation by the Texas Department of Insurance (“the Department”). In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liability and reserves of the Separate Account and certifies their adequacy.

THE SEPARATE ACCOUNT

We established the Separate Account under Texas law on July 30, 1987. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

For more information about the Separate Account, see the prospectus.

SALE OF THE CONTRACTS

We have entered into a Distribution and Administrative Services Agreement (the “Distribution Agreement”) with ANICO Financial Services, Inc. (“ANFS”), one of our subsidiaries, pursuant to which ANFS serves as the distributor and principal underwriter of the Contracts. ANFS, a Texas corporation organized in 2010, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 (“1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”). ANFS’s main offices are located at One Moody Plaza, Suite 1423, Galveston, TX 77550.

ANFS offers the Contracts on a continuous basis through selling agreements with other broker/dealers (“selling brokers”) registered under the 1934 Act. The selling brokers sell the Contracts through registered representatives. Those registered representatives are registered with FINRA and, as necessary, with the states in which they do business. Those registered representatives are also licensed as insurance producers in the states in which they do business and are appointed by us.

Pursuant to the Distribution Agreement and an Expense Sharing Agreement, we have agreed to provide ANFS service and facilities and to assume all expenses of ANFS in consideration of ANFS serving as principal underwriter for our variable products. Commissions are paid to the selling brokers under their respective agreements with ANFS. ANFS passes through the commissions it receives to the selling brokers for their respective sales. We may also pay other marketing related expenses associated with the promotion and sale of the Contracts. The amount of commissions we pay may vary based on a number of factors.

Commission paid during the first 5 Contract Years is determined as a percentage of premium paid not to exceed the amount of premium that can be paid without the Contract becoming a modified endowment contract under the Internal Revenue Code. The maximum commission, however, will not exceed 16% of actual premium paid during the first 5 Contract Years. Trail commissions are paid in Contract Year 6 and thereafter at an annual rate of 0.25% of the Accumulation Value. At the end of the 25th Contract Month, a persistency commission of 10% of the target premium amount will be paid. Target premium for purposes of the 10% persistency commission is determined by using a number of factors including actual premium paid, Specified Amount and each Insured’s age, gender and underwriting class.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

In addition to such commissions, we may pay dining or entertainment expenses for the selling brokers or their representatives. The selling brokers may from time to time invite us to participate in conferences sponsored by the selling broker. The selling broker typically requests that we pay a fee ranging from $500 to $250,000 for our participation, but the amount actually paid is usually negotiated. In calendar year 2013, the actual fees paid ranged from $250 to $60,000, depending upon our level of participation in the conference. Finally, we may pay a selling broker an additional sales incentive contingent upon a specified level of qualifying premium of variable life insurance sales. Currently, we do not have selling brokers qualifying for such contingent incentives.

We paid aggregate commissions of $ 1,955,524 in 2013 to ANFS, $1,455,701 in 2012 to SM&R (January – August) and $626,024 to ANFS (September – December), and $2,790,345 in 2011 to SM&R for the sale of variable life policies and variable annuity contracts by its registered representatives and the selling brokers. SM&R did not retain any of these commissions. ANFS did not retain any of these commissions.

We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other sales incentives and marketing payments, are not charged directly to you or to your Accumulation Value.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

THE CONTRACT

The Contract, the application, any supplemental applications, statements to medical examiner, and any riders, amendments, or endorsements make up the entire Contract. Only statements in the application attached to the Contract and any supplemental applications made a part of the Contract can be used to contest a claim or the validity of the Contract. Any changes must be approved in writing by the President, Vice President, or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Contract or to waive any of its provisions. Pending regulatory approvals, we intend to distribute the Contracts in all states, except New York, and in certain possession and territories. Differences in state laws may require us to offer a Contract in a state that has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states. In addition, certain state laws may prohibit us from offering certain features described in this prospectus, such as extended guaranteed coverage periods.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) is specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise, to any Beneficiary(ies) of the next class; otherwise, to the estate of the Insured.

Incontestability. The Contract is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Effective Date during the lifetime of the Insured or an additional insured. However, this two-year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Contract shall be incontestable during the lifetime of the Insured, only after having been in force for two years after the Effective Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Contract.

Suicide. Suicide within two years after Date of Issue is not covered by the Contract unless otherwise provided by a state’s insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received, less any partial surrenders and Contract Debt. If the Insured, while sane or insane, commits suicide within two years after the Effective Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Effective Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

DIVIDENDS

The Contract is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

PERFORMANCE DATA

From time to time, we may quote performance information for the Subaccounts of the Separate Account in advertisements, sales literature, or reports to Contract Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner’s Accumulation Value or death benefit. We also may present the yield or total return of the Subaccounts based on a hypothetical investment of $1,000 in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Separate Account, the Subaccount or the Portfolio in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges. The performance information would be lower if these charges were included.

The “yield” of a Subaccount refers to the income generated by an investment in the Subaccount over the period specified in the advertisement, excluding realized and unrealized capital gains and losses in the corresponding Portfolio’s investments. This income is then “annualized” and shown as a percentage of the investment. We also may advertise the “effective yield” of the Subaccount investing in the Fidelity VIP Money Market Portfolio, which is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount investing in the Fidelity VIP Money Market Portfolio is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “total return” of a Subaccount is the total change in value of an investment in the Subaccount over a period of time specified in the advertisement.” Average annual total return” is the rate of return that would produce that change in value over the specified period, if compounded annually. “Cumulative total return” is the total return over the entire specified period expressed as a percentage.

Neither yield nor total return figures reflect deductions for Contract charges such as the premium charge, surrender charges, administrative and maintenance fees, and cost of insurance charges. Yield and total return figures would be lower if Contract charges were included.

We may compare a Subaccount’s performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of American National Insurance Company’s financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

We may from time to time provide advertisements, sales literature or tools to assist you in choosing your investment options by defining your asset allocation strategy and appropriate risk tolerance.

Performance information for any Subaccount reflects the performance of a hypothetical investment of $1,000 in a Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

ILLUSTRATIONS

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your Accumulation Values would vary over time based on different assumptions.

If you ask us, we’ll provide you with different kinds of illustrations.

•	Illustrations based on information you give us about the person to be insured by the Contract, his or her risk class, the face amount, the death benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Subaccounts. These will reflect the expenses of the specific corresponding Portfolios.

LEGAL MATTERS

Greer, Herz and Adams, LLP, General Counsel, has reviewed various matters of Texas law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Texas insurance law.

EXPERTS

The consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2013, and the related financial statement schedules I – V, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2013 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report on the aforementioned consolidated financial statements refers the Company’s adoption of FASB Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, effective January 1, 2012, and application of the retrospective method of adoption to all prior periods presented in the consolidated financial statements.

Additionally, the statement of net assets of the segregated subaccounts of American National Variable Life Separate Account as of December 31, 2013, and the related statement of operations for the year, or lesser period, then ended and the related statements of changes in net assets for each of the years, or lesser periods, in the two-year period then ended and the financial highlights for each of the years, or lesser periods, in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of American National Insurance Company should be considered only as bearing on the ability of American National Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors of American National Insurance Company and Policy Owners

of American National Variable Life Separate Account:

We have audited the accompanying statement of net assets of Alger Small Cap Growth Portfolio – Class I-2, Alger Large Cap Growth Portfolio – Class I-2, Alger Growth & Income Portfolio – Class I-2, Alger Balanced Portfolio – Class I-2, Alger Mid Cap Growth Portfolio – Class I-2, Alger Capital Appreciation Portfolio – Class I-2, Federated Managed Volatility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II – Primary Shares, Federated Quality Bond Fund II – Primary Shares, Federated Kaufmann Fund II – Primary Shares, Fidelity Variable Insurance Products (VIP) Growth & Income Portfolio– Initial Class, Fidelity VIP Equity-Income Portfolio – Initial Class, Fidelity VIP Growth Portfolio – Initial Class, Fidelity VIP High Income Portfolio – Initial Class, Fidelity VIP Money Market Portfolio – Initial Class, Fidelity VIP Overseas Portfolio – Initial Class, Fidelity VIP Investment Grade Bond Portfolio – Initial Class, Fidelity VIP Asset Manager Portfolio – Initial Class, Fidelity VIP Index 500 Portfolio – Initial Class, Fidelity VIP Contrafund Portfolio – Initial Class, Fidelity VIP Asset Manager: Growth Portfolio – Initial Class, Fidelity VIP Balanced Portfolio – Initial Class, Fidelity VIP Growth Opportunities Portfolio – Initial Class, Fidelity VIP Mid Cap Portfolio – Initial Class, Fidelity VIP Growth Strategies Portfolio – Service Class 2, Fidelity VIP Contrafund Portfolio – Service Class 2, Fidelity VIP Index 500 Portfolio – Service Class 2, Fidelity VIP Growth Opportunities Portfolio – Service Class 2, Fidelity VIP Mid Cap Portfolio – Service Class 2, Fidelity VIP Equity-Income Portfolio – Service Class 2, Fidelity VIP Investment Grade Bond Portfolio – Service Class 2, Fidelity VIP Growth & Income Portfolio – Service Class 2, Fidelity VIP Money Market Portfolio – Service Class 2, Fidelity VIP Value Portfolio – Service Class 2, Fidelity VIP Value Strategies Portfolio – Service Class 2, Fidelity VIP Value Leaders Portfolio – Service Class 2, Invesco V.I. Mid Cap Growth Fund – Series I, Invesco V.I. Diversified Dividend Fund – Series I, Invesco V.I. Global Healthcare Fund – Series I, Invesco V.I. Technology Fund – Series I, Invesco V.I. Global Real Estate Fund – Series I, Invesco V.I. Utilities Fund – Series I, Invesco V.I. Small Cap Equity Fund – Series I, MFS Growth Series – Initial Class, MFS Core Equity Series – Initial Class, MFS Research Series – Initial Class, MFS Investors Trust Series – Initial Class, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, T. Rowe Price Limited-Term Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio segregated subaccounts of American National Variable Life Separate Account (the Account) as of December 31, 2013, and the related statement of operations for the year, or lesser period, then ended, and the related statements of changes in net assets for each of the years, or lesser periods, in the two-year period then ended, and the financial highlights for each of the years, or the lesser periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights referred to above are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American National Variable Life Separate Account as of December 31, 2013, and the results of their operations for the year, or lesser period, then ended, changes in net assets for each of the years, or lesser periods, in the two-year period then ended, and their financial highlights for each of the years, or lesser periods, in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Houston, Texas

April 25, 2014

American National Variable Universal Life Separate Account

Statement of Net Assets

As of December 31, 2013

(Amounts in thousands except for unit and share information)

	Shares	NAV	Investments at cost	Investments at value	Unit Value	Units Outstanding
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	18,634	$18.30	$243	$341	$2.89	117,887
Fidelity VIP Asset Manager Portfolio—Initial Class	48,009	17.24	687	828	2.88	287,739
Fidelity VIP Balanced Portfolio—Initial Class	11,439	17.76	171	203	1.74	116,784
Fidelity VIP Contrafund Portfolio—Initial Class	121,819	34.35	3,169	4,184	5.54	755,650
Fidelity VIP Equity-Income Portfolio—Initial Class	127,007	23.29	2,789	2,958	4.31	686,949
Fidelity VIP Growth—Initial Class	106,556	57.14	3,551	6,089	3.99	1,525,973
Fidelity VIP Growth and Income—Initial Class	6,173	19.14	75	118	1.64	72,217
Fidelity VIP Growth Opportunities Portfolio—Initial Class	4,662	29.96	90	140	1.30	107,025
Fidelity VIP High Income—Initial Class	60,116	5.80	320	349	2.39	145,942
Fidelity VIP Index 500 Portfolio—Initial Class	40,085	186.29	5,280	7,467	4.65	1,605,098
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	29,357	12.36	382	363	2.53	143,564
Fidelity VIP Mid Cap Portfolio—Initial Class	70,590	36.39	2,097	2,569	5.81	441,988
Fidelity VIP Money Market Portfolio—Initial Class	4,795,564	1.00	4,796	4,796	1.56	3,076,217
Fidelity VIP Overseas Portfolio—Initial Class	44,483	20.64	836	918	2.58	355,474
T. Rowe Price Equity Income Portfolio	8,447	28.45	154	240	2.06	116,740
T. Rowe Price International Stock Portfolio	10,576	15.72	121	166	1.42	117,287
T. Rowe Price Mid-Cap Growth Portfolio	15,886	27.70	347	440	3.43	128,390
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Portfolio—Initial Class	27,175	17.24	390	468	1.83	256,490
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	39,084	18.30	510	715	1.80	396,261
Fidelity VIP Balanced Portfolio—Initial Class	52,524	17.76	781	933	1.82	513,582
Fidelity VIP Contrafund Portfolio—Initial Class	245,485	34.35	6,582	8,432	3.12	2,705,502
Fidelity VIP Equity-Income Portfolio—Initial Class	105,155	23.29	2,209	2,449	2.18	1,125,307
Fidelity VIP Growth—Initial Class	148,999	57.14	4,689	8,514	2.00	4,247,485
Fidelity VIP Growth and Income—Initial Class	53,326	19.14	724	1,021	1.89	540,306
Fidelity VIP Growth Opportunities Portfolio—Initial Class	89,027	29.96	1,579	2,667	1.60	1,662,441
Fidelity VIP High Income—Initial Class	96,471	5.80	535	560	1.61	347,551
Fidelity VIP Index 500 Portfolio—Initial Class	61,855	186.29	7,972	11,523	2.01	5,719,943
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	58,226	12.36	757	720	1.84	390,190
Fidelity VIP Mid Cap Portfolio—Initial Class	358,863	36.39	10,889	13,059	5.30	2,463,210
Fidelity VIP Money Market Portfolio—Initial Class	6,570,101	1.00	6,570	6,570	1.20	5,467,120
Fidelity VIP Overseas Portfolio—Initial Class	65,428	20.64	1,208	1,350	1.89	714,498
T. Rowe Price Equity Income Portfolio	76,779	28.45	1,612	2,184	2.42	901,513
T. Rowe Price International Stock Portfolio	82,783	15.72	993	1,301	1.53	852,649
T. Rowe Price Mid-Cap Growth Portfolio	178,044	27.70	4,054	4,932	4.92	1,002,777
Survivorship Variable Universal Life
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	129	18.30	2	2	25.23	93
Fidelity VIP Balanced Portfolio—Initial Class	3,132	17.76	44	56	27.81	2,000
Fidelity VIP Contrafund Portfolio—Initial Class	7,155	34.35	153	246	59.23	4,150
Fidelity VIP Equity-Income Portfolio—Initial Class	4,444	23.29	79	103	47.51	2,178
See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Net Assets

As of December 31, 2013

(Amounts in thousands except for unit and share information)

	Shares	NAV	Investments at cost	Investments at value	Unit Value	Units Outstanding
Survivorship Variable Universal Life
Fidelity VIP Growth—Initial Class	516	$57.14	$18	$30	$64.45	458
Fidelity VIP Growth and Income—Initial Class	—	19.14	—	—	27.41	—
Fidelity VIP Growth Opportunities Portfolio—Initial Class	3,785	29.96	58	113	30.52	3,716
Fidelity VIP High Income—Initial Class	272	5.80	2	2	17.88	88
Fidelity VIP Index 500 Portfolio—Initial Class	1,966	186.29	250	366	263.51	1,390
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	4,188	12.36	50	52	23.50	2,203
Fidelity VIP Mid Cap Portfolio—Initial Class	9,516	36.39	270	346	63.73	5,434
Fidelity VIP Money Market Portfolio—Initial Class	92,111	1.00	92	92	1.16	79,104
Fidelity VIP Overseas Portfolio—Initial Class	5,418	20.64	89	112	34.64	3,228
T. Rowe Price Equity Income Portfolio	3,932	28.45	84	112	39.53	2,830
T. Rowe Price International Stock Portfolio	4,751	15.72	52	75	20.62	3,622
T. Rowe Price Mid-Cap Growth Portfolio	13,980	27.70	307	387	51.55	7,513
Wealthquest III Variable Universal Life
Alger Balanced Portfolio—Class I-2	53,827	73.41	2,696	3,951	2.52	1,565,420
Alger Capital Appreciation Portfolio—Class I-2	60,221	14.87	617	895	1.58	567,116
Alger Growth & Income Portfolio—Class I-2	114,943	13.49	1,337	1,551	1.56	993,234
Alger Large Cap Growth Portfolio—Class I-2	30,073	62.79	1,210	1,888	1.72	1,099,859
Alger Mid Cap Growth Portfolio—Class I-2	171,603	18.35	2,206	3,149	1.97	1,598,307
Alger Small Cap Growth Portfolio—Class I-2	66,023	32.64	1,896	2,155	2.68	804,844
Federated Fund for U.S. Government Securities II	37,599	11.30	340	425	1.85	229,313
Federated High Income Bond Fund II—Primary Shares	20,521	10.95	234	225	1.30	173,242
Federated Kaufmann Fund II—Primary Shares	133,971	7.15	876	958	2.42	396,217
Federated Managed Volatility Fund II	33,776	19.22	463	649	2.00	324,017
Federated Quality Bond Fund II—Primary Shares	23,067	11.43	264	264	1.44	183,185
Fidelity VIP Contrafund Portfolio—Service Class 2	377,783	33.77	9,373	12,758	2.53	5,047,076
Fidelity VIP Equity-Income Portfolio—Service Class 2	45,989	22.88	823	1,052	1.62	648,959
Fidelity VIP Growth and Income—Service Class 2	25,694	18.82	318	484	1.80	268,925
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	56,764	29.68	1,001	1,685	1.91	881,314
Fidelity VIP Growth Strategies Portfolio—Service Class 2	127,559	12.16	1,039	1,551	1.67	929,583
Fidelity VIP Index 500 Portfolio—Service Class 2	49,072	184.56	6,629	9,057	1.83	4,940,479
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	43,954	12.09	566	531	1.37	387,252
Fidelity VIP Mid Cap Portfolio—Service Class 2	624,766	35.60	18,408	22,242	3.42	6,498,566
Fidelity VIP Money Market Portfolio—Service Class 2	4,667,449	1.00	4,667	4,667	0.97	4,789,446
Fidelity VIP Value Leaders Portfolio—Service Class 2	17,237	13.80	167	238	1.39	170,865
Fidelity VIP Value Portfolio—Service Class 2	8,614	15.05	98	130	1.68	77,262
Fidelity VIP Value Strategies—Service Class 2	58,402	14.46	474	844	1.98	426,789

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Net Assets

As of December 31, 2013

(Amounts in thousands except for unit and share information)

	Shares	NAV	Investments at cost	Investments at value	Unit Value	Units Outstanding
Wealthquest III Variable Universal Life
Invesco V.I. Diversified Dividend Fund—Series I	6,420	$20.93	$106	$134	$36.19	3,712
Invesco V.I Global Health Care Fund—Series I	33,931	29.32	543	995	2.10	474,029
Invesco V.I. Global Real Estate Fund—Series I	159,394	15.29	2,114	2,437	3.05	799,444
Invesco V.I Mid Cap Growth Fund—Series I	37,248	5.35	151	199	13.21	15,089
Invesco V.I. Small Cap Equity Fund—Series I	26,375	25.44	402	671	2.14	313,266
Invesco V.I. Technology Fund—Series I	45,950	19.42	626	892	1.29	692,130
Invesco V.I. Utilities Fund—Series I	135,898	17.03	2,110	2,314	1.90	1,220,505
MFS Core Equity Series—Initial Class	9,393	23.56	136	221	1.76	125,826
MFS Growth Series—Initial Class	23,309	39.07	551	911	2.10	434,086
MFS Investors Trust Series—Initial Class	10,121	29.95	202	303	1.93	156,672
MFS Research Series—Initial Class	3,663	28.74	68	105	2.04	51,529
T. Rowe Price Equity Income Portfolio	327,856	28.45	6,822	9,327	2.05	4,556,743
T. Rowe Price International Stock Portfolio	209,191	15.72	2,610	3,288	1.79	1,836,606
T. Rowe Price Limited-Term Bond Portfolio	121,916	4.91	606	599	1.37	437,719
T. Rowe Price Mid-Cap Growth Portfolio	80,020	27.70	1,801	2,217	3.13	707,116

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Operations

As of December 31, 2013

(Amounts in thousands)

	Net investment income (loss)	Realized gain distributions from underlying mutual fund	Realized gains (losses) on sales of investments	Net realized gains (losses) on investments	Net change in unrealized appreciation or (depreciation) of investments	Net increase (decrease) in net assets resulting from operations
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	$—	$1	$7	$8	$53	$61
Fidelity VIP Asset Manager Portfolio—Initial Class	5	2	8	10	93	108
Fidelity VIP Balanced Portfolio—Initial Class	1	9	3	12	20	33
Fidelity VIP Contrafund Portfolio—Initial Class	7	1	(31)	(30)	1,025	1,002
Fidelity VIP Equity-Income Portfolio—Initial Class	44	183	(13)	170	436	650
Fidelity VIP Growth—Initial Class	(33)	4	115	119	1,562	1,648
Fidelity VIP Growth and Income—Initial Class	1	—	1	1	27	29
Fidelity VIP Growth Opportunities Portfolio—Initial Class	(1)	—	20	20	23	42
Fidelity VIP High Income—Initial Class	17	—	(4)	(4)	4	17
Fidelity VIP Index 500 Portfolio—Initial Class	68	67	238	305	1,454	1,827
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	5	5	3	8	(26)	(13)
Fidelity VIP Mid Cap Portfolio—Initial Class	(9)	297	19	316	380	687
Fidelity VIP Money Market Portfolio—Initial Class	(44)	—	—	—	—	(44)
Fidelity VIP Overseas Portfolio—Initial Class	4	3	(16)	(13)	222	213
T. Rowe Price Equity Income Portfolio	2	—	16	16	46	64
T. Rowe Price International Stock Portfolio	(1)	—	1	1	20	20
T. Rowe Price Mid-Cap Growth Portfolio	(3)	34	1	35	82	114
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Portfolio—Initial Class	1	1	8	9	51	61
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	(1)	2	7	9	116	124
Fidelity VIP Balanced Portfolio—Initial Class	3	39	12	51	95	149
Fidelity VIP Contrafund Portfolio—Initial Class	(13)	2	57	59	1,938	1,984
Fidelity VIP Equity-Income Portfolio—Initial Class	29	151	(50)	101	390	520
Fidelity VIP Growth—Initial Class	(73)	5	222	227	2,123	2,277
Fidelity VIP Growth and Income—Initial Class	6	—	19	19	229	254
Fidelity VIP Growth Opportunities Portfolio—Initial Class	(24)	1	228	229	566	771
Fidelity VIP High Income—Initial Class	25	—	18	18	(19)	24
Fidelity VIP Index 500 Portfolio—Initial Class	66	105	278	383	2,363	2,812
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	8	9	11	20	(52)	(24)
Fidelity VIP Mid Cap Portfolio—Initial Class	(84)	1,504	49	1,553	1,966	3,435
Fidelity VIP Money Market Portfolio—Initial Class	(82)	—	—	—	—	(82)
Fidelity VIP Overseas Portfolio—Initial Class	2	5	(54)	(49)	354	307
T. Rowe Price Equity Income Portfolio	6	—	2	2	484	492
T. Rowe Price International Stock Portfolio	(4)	—	17	17	133	146
T. Rowe Price Mid-Cap Growth Portfolio	(55)	382	21	403	959	1,307
Survivorship Variable Universal Life
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio—Initial Class	1	2	1	3	6	10

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Operations

As of December 31, 2013

(Amounts in thousands)

	Net investment income (loss)	Realized gain distributions from underlying mutual fund	Realized gains (losses) on sales of investments	Net realized gains (losses) on investments	Net change in unrealized appreciation or (depreciation) of investments	Net increase (decrease) in net assets resulting from operations
Survivorship Variable Universal Life
Fidelity VIP Contrafund Portfolio—Initial Class	$—	$—	$34	$34	$34	$68
Fidelity VIP Equity-Income Portfolio—Initial Class	1	6	2	8	16	25
Fidelity VIP Growth—Initial Class	—	—	—	—	8	8
Fidelity VIP Growth and Income—Initial Class	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio—Initial Class	(1)	—	3	3	30	32
Fidelity VIP High Income—Initial Class	—	—	—	—	—	—
Fidelity VIP Index 500 Portfolio—Initial Class	3	4	8	12	86	101
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	1	1	—	1	(3)	(1)
Fidelity VIP Mid Cap Portfolio—Initial Class	(1)	40	7	47	62	108
Fidelity VIP Money Market Portfolio—Initial Class	(1)	—	—	—	—	(1)
Fidelity VIP Overseas Portfolio—Initial Class	—	—	(3)	(3)	28	25
T. Rowe Price Equity Income Portfolio	1	—	—	—	24	25
T. Rowe Price International Stock Portfolio	—	—	—	—	8	8
T. Rowe Price Mid-Cap Growth Portfolio	(3)	30	5	35	72	104
Wealthquest III Variable Universal Life
Alger Balanced Portfolio—Class I-2	(11)	402	70	472	549	1,010
Alger Capital Appreciation Portfolio—Class I-2	10	—	19	19	177	206
Alger Growth & Income Portfolio—Class I-2	8	—	(11)	(11)	200	197
Alger Large Cap Growth Portfolio—Class I-2	2	—	35	35	448	485
Alger Mid Cap Growth Portfolio—Class I-2	(10)	—	(51)	(51)	885	824
Alger Small Cap Growth Portfolio—Class I-2	(14)	262	35	297	283	566
Federated Fund for U.S. Government Securities II	5	—	—	—	(11)	(6)
Federated High Income Bond Fund II—Primary Shares	56	—	34	34	(34)	56
Federated Kaufmann Fund II—Primary Shares	(4)	46	9	55	133	184
Federated Managed Volatility Fund II	9	—	20	20	49	78
Federated Quality Bond Fund II—Primary Shares	13	—	(1)	(1)	(11)	1
Fidelity VIP Contrafund Portfolio—Service Class 2	17	3	(41)	(38)	2,986	2,965
Fidelity VIP Equity-Income Portfolio—Service Class 2	15	45	2	47	137	199
Fidelity VIP Growth and Income—Service Class 2	4	21	2	23	112	139
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	(9)	1	28	29	424	444
Fidelity VIP Growth Strategies Portfolio—Service Class 2	(10)	1	26	27	407	424
Fidelity VIP Index 500 Portfolio—Service Class 2	82	79	95	174	1,895	2,151
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	8	6	1	7	(30)	(15)
Fidelity VIP Mid Cap Portfolio—Service Class 2	(82)	2,602	43	2,645	3,255	5,818
Fidelity VIP Money Market Portfolio—Service Class 2	(34)	—	—	—	—	(34)
Fidelity VIP Value Leaders Portfolio—Service Class 2	—	—	(4)	(4)	65	61
Fidelity VIP Value Portfolio—Service Class 2	—	7	12	19	11	30
Fidelity VIP Value Strategies—Service Class 2	—	—	15	15	174	189

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Operations

As of December 31, 2013

(Amounts in thousands)

	Net investment income (loss)	Realized gain distributions from underlying mutual fund	Realized gains (losses) on sales of investments	Net realized gains (losses) on investments	Net change in unrealized appreciation or (depreciation) of investments	Net increase (decrease) in net assets resulting from operations
Wealthquest III Variable Universal Life
Invesco V.I. Diversified Dividend Fund—Series I	$2	$—	$4	$4	$22	$28
Invesco V.I. Global Health Care Fund—Series I	—	—	17	17	265	282
Invesco V.I. Global Real Estate Fund—Series I	74	—	(193)	(193)	170	51
Invesco V.I. Mid Cap Growth Fund—Series I	—	—	3	3	48	51
Invesco V.I. Small Cap Equity Fund—Series I	(4)	6	13	19	164	179
Invesco V.I. Technology Fund—Series I	(6)	66	24	90	92	176
Invesco V.I. Utilities Fund—Series I	54	51	(82)	(31)	194	217
MFS Core Equity Series—Initial Class	1	—	1	1	53	55
MFS Growth Series—Initial Class	(3)	6	23	29	217	243
MFS Investors Trust Series—Initial Class	1	—	8	8	65	74
MFS Research Series—Initial Class	(1)	—	3	3	21	23
T. Rowe Price Equity Income Portfolio	72	—	63	63	1,971	2,106
T. Rowe Price International Stock Portfolio	5	—	(112)	(112)	501	394
T. Rowe Price Limited-Term Bond Portfolio	5	—	—	—	(9)	(4)
T. Rowe Price Mid-Cap Growth Portfolio	(14)	171	—	171	439	596

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2013

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2012	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and changes	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2013
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	$301	$—	$8	$53	$61	$11	$(32)	$(21)	$40	$341
Fidelity VIP Asset Manager Portfolio—Initial Class	764	5	10	93	108	20	(64)	(44)	64	828
Fidelity VIP Balanced Portfolio—Initial Class	185	1	12	20	33	9	(24)	(15)	18	203
Fidelity VIP Contrafund Portfolio—Initial Class	3,504	7	(30)	1,025	1,002	106	(428)	(322)	680	4,184
Fidelity VIP Equity-Income Portfolio—Initial Class	2,485	44	170	436	650	57	(234)	(177)	473	2,958
Fidelity VIP Growth—Initial Class	4,877	(33)	119	1,562	1,648	82	(518)	(436)	1,212	6,089
Fidelity VIP Growth and Income—Initial Class	88	1	1	27	29	6	(5)	1	30	118
Fidelity VIP Growth Opportunities Portfolio—Initial Class	127	(1)	20	23	42	12	(41)	(29)	13	140
Fidelity VIP High Income—Initial Class	374	17	(4)	4	17	11	(53)	(42)	(25)	349
Fidelity VIP Index 500 Portfolio—Initial Class	6,080	68	305	1,454	1,827	161	(601)	(440)	1,387	7,467
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	474	5	8	(26)	(13)	16	(114)	(98)	(111)	363
Fidelity VIP Mid Cap Portfolio—Initial Class	1,998	(9)	316	380	687	90	(206)	(116)	571	2,569
Fidelity VIP Money Market Portfolio—Initial Class	5,170	(44)	—	—	(44)	133	(463)	(330)	(374)	4,796
Fidelity VIP Overseas Portfolio—Initial Class	750	4	(13)	222	213	19	(64)	(45)	168	918
T. Rowe Price Equity Income Portfolio	247	2	16	46	64	7	(78)	(71)	(7)	240
T. Rowe Price International Stock Portfolio	183	(1)	1	20	20	11	(48)	(37)	(17)	166
T. Rowe Price Mid-Cap Growth Portfolio	316	(3)	35	82	114	34	(24)	10	124	440
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Portfolio—Initial Class	463	1	9	51	61	15	(71)	(56)	5	468
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	597	(1)	9	116	124	18	(24)	(6)	118	715
Fidelity VIP Balanced Portfolio—Initial Class	847	3	51	95	149	34	(97)	(63)	86	933
Fidelity VIP Contrafund Portfolio—Initial Class	7,067	(13)	59	1,938	1,984	202	(821)	(619)	1,365	8,432
Fidelity VIP Equity-Income Portfolio—Initial Class	2,029	29	101	390	520	225	(325)	(100)	420	2,449
Fidelity VIP Growth—Initial Class	6,902	(73)	227	2,123	2,277	137	(802)	(665)	1,612	8,514
Fidelity VIP Growth and Income—Initial Class	818	6	19	229	254	37	(88)	(51)	203	1,021
Fidelity VIP Growth Opportunities Portfolio—Initial Class	2,375	(24)	229	566	771	79	(558)	(479)	292	2,667
Fidelity VIP High Income—Initial Class	534	25	18	(19)	24	54	(52)	2	26	560
Fidelity VIP Index 500 Portfolio—Initial Class	9,564	66	383	2,363	2,812	128	(981)	(853)	1,959	11,523
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	808	8	20	(52)	(24)	64	(128)	(64)	(88)	720
Fidelity VIP Mid Cap Portfolio—Initial Class	10,347	(84)	1,553	1,966	3,435	293	(1,016)	(723)	2,712	13,059
Fidelity VIP Money Market Portfolio—Initial Class	6,811	(82)	—	—	(82)	439	(598)	(159)	(241)	6,570
Fidelity VIP Overseas Portfolio—Initial Class	1,091	2	(49)	354	307	95	(143)	(48)	259	1,350
T. Rowe Price Equity Income Portfolio	1,872	6	2	484	492	98	(278)	(180)	312	2,184
T. Rowe Price International Stock Portfolio	1,182	(4)	17	133	146	70	(97)	(27)	119	1,301
T. Rowe Price Mid-Cap Growth Portfolio	3,812	(55)	403	959	1,307	121	(308)	(187)	1,120	4,932

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2013

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2012	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and changes	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2013
Survivorship Variable Universal Life
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	$1	$—	$—	$—	$—	$1	$—	$1	$1	$2
Fidelity VIP Balanced Portfolio—Initial Class	52	1	3	6	10	—	(6)	(6)	4	56
Fidelity VIP Contrafund Portfolio—Initial Class	245	—	34	34	68	23	(90)	(67)	1	246
Fidelity VIP Equity-Income Portfolio—Initial Class	96	1	8	16	25	5	(23)	(18)	7	103
Fidelity VIP Growth—Initial Class	22	—	—	8	8	—	—	—	8	30
Fidelity VIP Growth and Income—Initial Class	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio—Initial Class	90	(1)	3	30	32	2	(11)	(9)	23	113
Fidelity VIP High Income—Initial Class	2	—	—	—	—	—	—	—	—	2
Fidelity VIP Index 500 Portfolio—Initial Class	338	3	12	86	101	21	(94)	(73)	28	366
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	55	1	1	(3)	(1)	—	(2)	(2)	(3)	52
Fidelity VIP Mid Cap Portfolio—Initial Class	328	(1)	47	62	108	6	(96)	(90)	18	346
Fidelity VIP Money Market Portfolio—Initial Class	98	(1)	—	—	(1)	—	(5)	(5)	(6)	92
Fidelity VIP Overseas Portfolio—Initial Class	93	—	(3)	28	25	5	(11)	(6)	19	112
T. Rowe Price Equity Income Portfolio	87	1	—	24	25	2	(2)	—	25	112
T. Rowe Price International Stock Portfolio	66	—	—	8	8	2	(1)	1	9	75
T. Rowe Price Mid-Cap Growth Portfolio	294	(3)	35	72	104	23	(34)	(11)	93	387
Wealthquest III Variable Universal Life
Alger Balanced Portfolio—Class I-2	1,361	8	(11)	200	197	143	(150)	(7)	190	1,551
Alger Capital Appreciation Portfolio—Class I-2	2,939	(11)	472	549	1,010	217	(215)	2	1,012	3,951
Alger Growth & Income Portfolio—Class I-2	737	10	19	177	206	40	(88)	(48)	158	895
Alger Large Cap Growth Portfolio—Class I-2	1,453	2	35	448	485	93	(143)	(50)	435	1,888
Alger Mid Cap Growth Portfolio—Class I-2	2,377	(10)	(51)	885	824	139	(191)	(52)	772	3,149
Alger Small Cap Growth Portfolio—Class I-2	1,732	(14)	297	283	566	115	(258)	(143)	423	2,155
Federated Fund for U.S. Government Securities II	209	5	—	(11)	(6)	34	(12)	22	16	225
Federated High Income Bond Fund II—Primary Shares	917	56	34	(34)	56	94	(109)	(15)	41	958
Federated Kaufmann Fund II—Primary Shares	464	(4)	55	133	184	37	(36)	1	185	649
Federated Managed Volatility Fund II	375	9	20	49	78	77	(105)	(28)	50	425
Federated Quality Bond Fund II—Primary Shares	370	13	(1)	(11)	1	31	(138)	(107)	(106)	264
Fidelity VIP Contrafund Portfolio—Service Class 2	9,969	17	(38)	2,986	2,965	511	(687)	(176)	2,789	12,758
Fidelity VIP Equity-Income Portfolio—Service Class 2	791	15	47	137	199	152	(90)	62	261	1,052
Fidelity VIP Growth and Income—Service Class 2	354	4	23	112	139	18	(27)	(9)	130	484
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	1,208	(9)	29	424	444	117	(84)	33	477	1,685
Fidelity VIP Growth Strategies Portfolio—Service Class 2	1,242	(10)	27	407	424	79	(194)	(115)	309	1,551
Fidelity VIP Index 500 Portfolio—Service Class 2	7,026	82	174	1,895	2,151	351	(471)	(120)	2,031	9,057
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	542	8	7	(30)	(15)	94	(90)	4	(11)	531
Fidelity VIP Mid Cap Portfolio—Service Class 2	16,820	(82)	2,645	3,255	5,818	765	(1,161)	(396)	5,422	22,242

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2013

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2012	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and changes	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2013
Wealthquest III Variable Universal Life
Fidelity VIP Money Market Portfolio—Service Class 2	$4,857	$(34)	$—	$—	$(34)	$354	$(510)	$(156)	$(190)	$4,667
Fidelity VIP Value Leaders Portfolio—Service Class 2	172	—	(4)	65	61	34	(29)	5	66	238
Fidelity VIP Value Portfolio—Service Class 2	110	—	19	11	30	20	(30)	(10)	20	130
Fidelity VIP Value Strategies—Service Class 2	653	—	15	174	189	57	(55)	2	191	844
Invesco V.I. Diversified Dividend Fund—Series I	87	2	4	22	28	41	(22)	19	47	134
Invesco V.I. Global Health Care Fund—Series I	731	—	17	265	282	53	(71)	(18)	264	995
Invesco V.I. Global Real Estate Fund—Series I	2,479	74	(193)	170	51	168	(261)	(93)	(42)	2,437
Invesco V.I. Mid Cap Growth Fund—Series I	161	—	3	48	51	15	(28)	(13)	38	199
Invesco V.I. Small Cap Equity Fund—Series I	494	(4)	19	164	179	47	(49)	(2)	177	671
Invesco V.I. Technology Fund—Series I	753	(6)	90	92	176	75	(112)	(37)	139	892
Invesco V.I. Utilities Fund—Series I	2,184	54	(31)	194	217	141	(228)	(87)	130	2,314
MFS Core Equity Series—Initial Class	160	1	1	53	55	8	(2)	6	61	221
MFS Growth Series—Initial Class	661	(3)	29	217	243	77	(70)	7	250	911
MFS Investors Trust Series—Initial Class	248	1	8	65	74	12	(31)	(19)	55	303
MFS Research Series—Initial Class	78	(1)	3	21	23	13	(9)	4	27	105
T. Rowe Price Equity Income Portfolio	7,381	72	63	1,971	2,106	344	(504)	(160)	1,946	9,327
T. Rowe Price International Stock Portfolio	3,014	5	(112)	501	394	231	(351)	(120)	274	3,288
T. Rowe Price Limited-Term Bond Portfolio	607	5	—	(9)	(4)	165	(169)	(4)	(8)	599
T. Rowe Price Mid-Cap Growth Portfolio	1,719	(14)	171	439	596	75	(173)	(98)	498	2,217

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2012

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2011	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and changes	(Net increase decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2012
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	$293	$1	$6	$33	$40	$8	$(40)	$(32)	$8	$301
Fidelity VIP Asset Manager Portfolio—Initial Class	806	5	20	64	89	17	(148)	(131)	(42)	764
Fidelity VIP Balanced Portfolio—Initial Class	180	1	14	10	25	13	(33)	(20)	5	185
Fidelity VIP Contrafund Portfolio—Initial Class	3,217	16	(38)	507	485	113	(311)	(198)	287	3,504
Fidelity VIP Equity-Income Portfolio—Initial Class	2,355	54	143	171	368	67	(305)	(238)	130	2,485
Fidelity VIP Growth—Initial Class	4,553	(15)	22	610	617	105	(398)	(293)	324	4,877
Fidelity VIP Growth and Income—Initial Class	63	1	—	10	11	17	(3)	14	25	88
Fidelity VIP Growth Opportunities Portfolio—Initial Class	95	—	9	9	18	31	(17)	14	32	127
Fidelity VIP High Income—Initial Class	350	18	(5)	32	45	34	(55)	(21)	24	374
Fidelity VIP Index 500 Portfolio—Initial Class	5,846	71	149	623	843	133	(742)	(609)	234	6,080
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	468	7	21	(3)	25	105	(124)	(19)	6	474
Fidelity VIP Mid Cap Portfolio—Initial Class	1,950	(6)	147	119	260	99	(311)	(212)	48	1,998
Fidelity VIP Money Market Portfolio—Initial Class	5,639	(42)	—	—	(42)	235	(662)	(427)	(469)	5,170
Fidelity VIP Overseas Portfolio—Initial Class	705	7	(49)	171	129	25	(109)	(84)	45	750
T. Rowe Price Equity Income Portfolio	253	4	(13)	49	40	16	(62)	(46)	(6)	247
T. Rowe Price International Stock Portfolio	183	—	(17)	47	30	11	(41)	(30)	—	183
T. Rowe Price Mid-Cap Growth Portfolio	284	(3)	23	16	36	31	(35)	(4)	32	316
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	615	—	26	56	82	29	(129)	(100)	(18)	597
Fidelity VIP Asset Manager Portfolio—Initial Class	441	1	5	42	48	15	(41)	(26)	22	463
Fidelity VIP Balanced Portfolio—Initial Class	749	4	50	47	101	113	(116)	(3)	98	847
Fidelity VIP Contrafund Portfolio—Initial Class	6,794	4	110	878	992	226	(945)	(719)	273	7,067
Fidelity VIP Equity-Income Portfolio—Initial Class	1,797	37	95	151	283	72	(123)	(51)	232	2,029
Fidelity VIP Growth—Initial Class	6,619	(47)	61	854	868	204	(789)	(585)	283	6,902
Fidelity VIP Growth and Income—Initial Class	729	8	4	109	121	35	(67)	(32)	89	818
Fidelity VIP Growth Opportunities Portfolio—Initial Class	2,131	(20)	96	304	380	103	(239)	(136)	244	2,375
Fidelity VIP High Income—Initial Class	545	23	34	10	67	50	(128)	(78)	(11)	534
Fidelity VIP Index 500 Portfolio—Initial Class	9,168	77	219	990	1,286	369	(1,259)	(890)	396	9,564
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	839	9	44	(15)	38	116	(185)	(69)	(31)	808
Fidelity VIP Mid Cap Portfolio—Initial Class	10,177	(67)	908	475	1,316	245	(1,391)	(1,146)	170	10,347
Fidelity VIP Money Market Portfolio—Initial Class	7,569	(80)	—	—	(80)	427	(1,105)	(678)	(758)	6,811
Fidelity VIP Overseas Portfolio—Initial Class	999	7	(67)	245	185	41	(134)	(93)	92	1,091
T. Rowe Price Equity Income Portfolio	1,643	16	(12)	249	253	180	(204)	(24)	229	1,872
T. Rowe Price International Stock Portfolio	1,242	(1)	(132)	325	192	62	(314)	(252)	(60)	1,182
T. Rowe Price Mid-Cap Growth Portfolio	3,729	(49)	458	43	452	191	(560)	(369)	83	3,812
Survivorship Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	1	—	—	—	—	2	(2)	—	—	1
Fidelity VIP Balanced Portfolio—Initial Class	45	1	2	3	6	3	(2)	1	7	52
Fidelity VIP Contrafund Portfolio—Initial Class	205	1	—	31	32	18	(10)	8	40	245
Fidelity VIP Equity-Income Portfolio—Initial Class	113	2	(6)	19	15	4	(36)	(32)	(17)	96
Fidelity VIP Growth—Initial Class	19	—	—	2	2	1	—	1	3	22
Fidelity VIP Growth and Income—Initial Class	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio—Initial Class	76	(1)	—	15	14	3	(3)	—	14	90
Fidelity VIP High Income—Initial Class	2	—	—	—	—	—	—	—	—	2

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2012

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2011	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and changes	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2012
Survivor Variable Universal Life
Fidelity VIP Index 500 Portfolio—Initial Class	$295	$4	$(1)	$42	$45	$22	$(24)	$(2)	$43	$338
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	53	1	1	—	2	2	(2)	—	2	55
Fidelity VIP Mid Cap Portfolio—Initial Class	327	(1)	15	27	41	16	(56)	(40)	1	328
Fidelity VIP Money Market Portfolio—Initial Class	121	(1)	—	—	(1)	13	(35)	(22)	(23)	98
Fidelity VIP Overseas Portfolio—Initial Class	65	1	(1)	14	14	15	(1)	14	28	93
T. Rowe Price Equity Income Portfolio	76	1	(1)	12	12	1	(2)	(1)	11	87
T. Rowe Price International Stock Portfolio	56	—	—	10	10	1	(1)	—	10	66
T. Rowe Price Mid-Cap Growth Portfolio	259	(3)	25	11	33	24	(22)	2	35	294
Wealthquest III Variable Universal Life
Alger Balanced Portfolio—Class I-2	1,264	9	(14)	76	71	111	(85)	26	97	1,361
Alger Capital Appreciation Portfolio—Class I-2	2,485	10	61	359	430	275	(251)	24	454	2,939
Alger Growth & Income Portfolio—Class I-2	680	19	10	49	78	62	(83)	(21)	57	737
Alger Large Cap Growth Portfolio—Class I-2	1,419	8	36	83	127	109	(202)	(93)	34	1,453
Alger Mid Cap Growth Portfolio—Class I-2	2,073	(16)	(90)	423	317	153	(166)	(13)	304	2,377
Alger Small Cap Growth Portfolio—Class I-2	1,573	(12)	396	(201)	183	116	(140)	(24)	159	1,732
Federated Fund for U.S. Government Securities II	185	6	2	(3)	5	91	(72)	19	24	209
Federated High Income Bond Fund II—Primary Shares	779	57	10	43	110	95	(67)	28	138	917
Federated Kaufmann Fund II—Primary Shares	391	(3)	8	60	65	41	(33)	8	73	464
Federated Managed Volatility Fund II	331	8	23	10	41	36	(33)	3	44	375
Federated Quality Bond Fund II—Primary Shares	352	12	4	14	30	68	(80)	(12)	18	370
Fidelity VIP Contrafund Portfolio—Service Class 2	8,568	43	(102)	1,376	1,317	618	(534)	84	1,401	9,969
Fidelity VIP Equity-Income Portfolio—Service Class 2	636	17	34	54	105	87	(37)	50	155	791
Fidelity VIP Growth and Income—Service Class 2	291	5	(5)	52	52	39	(28)	11	63	354
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	949	(6)	16	170	180	160	(81)	79	259	1,208
Fidelity VIP Growth Strategies Portfolio—Service Class 2	1,122	(9)	(3)	134	122	87	(89)	(2)	120	1,242
Fidelity VIP Index 500 Portfolio—Service Class 2	6,248	82	143	694	919	381	(522)	(141)	778	7,026
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	493	7	24	(7)	24	112	(87)	25	49	542
Fidelity VIP Mid Cap Portfolio—Service Class 2	14,927	(49)	1,355	741	2,047	866	(1,020)	(154)	1,893	16,820
Fidelity VIP Money Market Portfolio—Service Class 2	5,092	(34)	—	—	(34)	332	(533)	(201)	(235)	4,857
Fidelity VIP Value Leaders Portfolio—Service Class 2	142	3	(5)	21	19	19	(8)	11	30	172
Fidelity VIP Value Portfolio—Service Class 2	94	1	7	11	19	12	(15)	(3)	16	110
Fidelity VIP Value Strategies—Service Class 2	516	(2)	4	131	133	59	(55)	4	137	653
Invesco V.I. Diversified Dividend Fund—Series I	78	1	—	12	13	12	(16)	(4)	9	87
Invesco V.I. Capital Development Fund—Series I	154	—	(11)	32	21	3	(178)	(175)	(154)	—
Invesco V.I. Global Health Care Fund—Series I	577	(5)	(16)	140	119	159	(124)	35	154	731
Invesco V.I. Global Real Estate Fund—Series I	1,938	(3)	(234)	770	533	200	(192)	8	541	2,479
Invesco V.I. Mid Cap Growth Fund—Series I	—	(1)	(1)	—	(2)	177	(14)	163	161	161
Invesco V.I. Small Cap Equity Fund—Series I	396	(3)	2	55	54	62	(18)	44	98	494
Invesco V.I. Technology Fund—Series I	695	(5)	19	60	74	86	(102)	(16)	58	753
Invesco V.I. Utilities Fund—Series I	2,163	53	(53)	56	56	253	(288)	(35)	21	2,184
See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2012

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2011	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and changes	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2012
Wealthquest III Variable Universal Life
MFS Core Equity Series—Initial Class	$138	—	$1	$20	$21	$8	$(7)	$1	$22	$160
MFS Growth Series—Initial Class	593	(4)	28	72	96	91	(119)	(28)	68	661
MFS Investors Trust Series—Initial Class	204	—	4	32	36	28	(20)	8	44	248
MFS Research Series—Initial Class	59	1	1	9	11	10	(2)	8	19	78
T. Rowe Price Equity Income Portfolio	6,536	103	(35)	987	1,055	429	(639)	(210)	845	7,381
T. Rowe Price International Stock Portfolio	2,545	16	(119)	547	444	253	(228)	25	469	3,014
T. Rowe Price Limited-Term Bond Portfolio	605	8	3	—	11	49	(58)	(9)	2	607
T. Rowe Price Mid-Cap Growth Portfolio	1,581	(12)	159	57	204	79	(145)	(66)	138	1,719

See accompanying notes to the financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

American National Variable Universal Life Separate Account (“Separate Account”) was established on July 30, 1987 under Texas law as a separate investment account of American National Insurance Company (“Sponsor”). The Separate Account began operations on February 20, 1991. The Separate Account’s assets are segregated from the Sponsor’s general assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

These financial statements report the results of the subaccounts for the various variable life products. As of December 31, 2013, there are 52 active subaccounts within the Separate Account, although not all subaccounts are offered in each product. Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: the Alger Portfolios, Federated Insurance Series, Fidelity Variable Insurance Products, Invesco Variable Insurance Funds, MFS Variable Insurance Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc.

On April 30, 2012, the Invesco V.I. Dividend Growth Fund changed its name to Invesco V.I. Diversified Dividend Fund. On the same day, the Invesco V.I. Capital Development Fund merged into the Invesco Van Kampen V.I. Mid Cap Growth Fund. Activities prior to the merger are reflected as part of the Invesco V.I. Capital Development Fund, while activities after the merger are reflected as part of the Invesco Van Kampen V.I. Mid Cap Growth Fund.

On April 29, 2013, the Invesco Van Kampen V.I. Mid Cap Growth Fund changed its name to Invesco V.I. Mid Cap Growth
Fund – Series I. A name change notification was received from the fund manager indicating that Invesco V.I. Utilities Fund’s new name will be Invesco V.I. Managed Volatility effective April 30, 2014.

The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of the financial statements. Actual results in the future could differ from management’s estimates.

Investments ... Investments in shares of the separate investment portfolios are stated at fair value. The determination of fair value is based on a three-tier hierarchy as follows:

Level 1	Unadjusted quoted prices from active markets for identical assets.

Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly from market data or can be corroborated through observed market data.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition. The net asset value for each share is equal to the quoted market price. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes... The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

(2) SECURITY PURCHASES AND SALES

For the year ended December 31, 2013, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual fund portfolios were as follows (in thousands):

Fund	Purchases	Sales
Alger Balanced Portfolio—Class I-2	$153	$153
Alger Capital Appreciation Portfolio—Class I-2	615	221
Alger Growth & Income Portfolio—Class I-2	53	90
Alger Large Cap Growth Portfolio—Class I-2	98	146
Alger Mid Cap Growth Portfolio—Class I-2	134	196
Alger Small Cap Growth Portfolio—Class I-2	368	263
Federated Fund for U.S. Government Securities II	39	12
Federated High Income Bond Fund II—Primary Shares	152	111
Federated Kaufmann Fund II—Primary Shares	81	37
Federated Managed Volatility Fund II	87	107
Federated Quality Bond Fund II—Primary Shares	45	139
Fidelity VIP Asset Manager Portfolio—Initial Class	52	143
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	36	61
Fidelity VIP Balanced Portfolio—Initial Class	106	134
Fidelity VIP Contrafund Portfolio—Initial Class	411	1,421
Fidelity VIP Contrafund Portfolio—Service Class 2	560	715
Fidelity VIP Equity-Income Portfolio—Initial Class	736	616
Fidelity VIP Equity-Income Portfolio—Service Class 2	214	91
Fidelity VIP Growth—Initial Class	211	1,409
Fidelity VIP Growth and Income—Initial Class	55	97
Fidelity VIP Growth and Income—Service Class 2	43	27
Fidelity VIP Growth Opportunities Portfolio—Initial Class	85	626
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	111	86
Fidelity VIP Growth Strategies Portfolio—Service Class 2	73	196
Fidelity VIP High Income—Initial Class	111	110
Fidelity VIP Index 500 Portfolio—Initial Class	758	1,809
Fidelity VIP Index 500 Portfolio—Service Class 2	535	493
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	114	250
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	111	91
Fidelity VIP Mid Cap Portfolio—Initial Class	2,233	1,414
Fidelity VIP Mid Cap Portfolio—Service Class 2	3,340	1,217
Fidelity VIP Money Market Portfolio—Initial Class	514	1,135
Fidelity VIP Money Market Portfolio—Service Class 2	336	525
Fidelity VIP Overseas Portfolio—Initial Class	143	230
Fidelity VIP Value Leaders Portfolio—Service Class 2	34	30
Fidelity VIP Value Portfolio—Service Class 2	27	31
Fidelity VIP Value Strategies—Service Class 2	60	56
Invesco V.I. Diversified Dividend Fund—Series I	43	22
Invesco V.I. Global Health Care Fund—Series I	56	73
Invesco V.I. Global Real Estate Fund—Series I	247	266
Invesco V.I. Mid Cap Growth Fund—Series I	51	28
Invesco V.I. Small Cap Equity Fund—Series I	137	50
Invesco V.I. Technology Fund—Series I	251	114
Invesco V.I. Utilities Fund—Series I	13	233
MFS Core Equity Series—Initial Class	9	3
MFS Growth Series—Initial Class	83	74
MFS Investors Trust Series—Initial Class	13	32
MFS Research Series—Initial Class	13	10
T. Rowe Price Equity Income Portfolio	563	893
T. Rowe Price International Stock Portfolio	328	511
T. Rowe Price Limited-Term Bond Portfolio	171	171
T. Rowe Price Mid-Cap Growth Portfolio	834	578

Grand Total	$15,645	$17,547

(3) POLICY CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charges... The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life	0.90%
Investrac Advantage Variable Universal Life	1.25%
Survivorship Variable Universal Life	0.90%
WealthQuest III Variable Universal Life	0.70%

Monthly Administrative Charges… A monthly charge to the accumulated value will be deducted equal to a monthly cost of insurance, including additional charges for riders if applicable. Also, a monthly maintenance fee varying by product is assessed as follows:

Investrac Gold Variable Universal Life	$2.50
Investrac Advantage Variable Universal Life	$7.50
Survivorship Variable Universal Life	$5.00
WealthQuest III Variable Universal Life	$7.50

Surrender Charge... A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits.

Transfer Charge... After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $25 transfer charge is imposed. Except for Wealthquest III Variable Universal Life, which imposes a $10 transfer fee.

Premium Charge... Premium loads vary by product as follows:

Investrac Gold Variable Universal Life—a 4% sales charge and a $2.00 transaction charge plus applicable premium tax up to 4%.

Investrac Advantage Variable Universal Life—no sales charges or loads.

Survivorship Variable Universal Life—up to a 3% sales charge.

WealthQuest III Variable Universal Life—up to a 6% sales charge.

(4) FINANCIAL HIGHLIGHTS

The Sponsor sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder’s account balance (see Note 3). Differences in fee structures result in a variety of expense ratios and total returns. The following table was developed by determining which products offered by the Separate Account have the lowest and highest total return (all ratios are percentages):

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Balanced Portfolio—Class I-2:
2013	993	1.56	1,550	1.22	0.70	14.47
2012	998	1.36	1,361	1.37	0.70	5.48
2011	978	1.29	1,264	2.79	0.70	(0.67)
2010	985	1.30	1,282	2.38	0.70	9.57
2009	871	1.19	1,035	3.08	0.70	28.35
Alger Capital Appreciation Portfolio—Class I-2:
2013	1,565	2.52	3,950	12.03	0.70	34.25
2012	1,563	1.88	2,939	1.14	0.70	17.47
2011	1,552	1.60	2,485	0.11	0.70	(1.00)
2010	1,586	1.62	2,565	0.37	0.70	13.23
2009	1,548	1.43	2,210	—	0.70	50.05
Alger Growth & Income Portfolio—Class I-2:
2013	567	1.58	894	1.98	0.70	29.01
2012	602	1.22	737	3.37	0.70	11.55
2011	620	1.10	680	1.72	0.70	5.77
2010	646	1.04	671	1.36	0.70	11.49
2009	629	0.93	585	2.32	0.70	31.25
Alger Large Cap Growth Portfolio—Class I-2:
2013	1,100	1.72	1,888	0.80	0.70	34.14
2012	1,135	1.28	1,453	1.22	0.70	9.09
2011	1,210	1.17	1,419	1.05	0.70	(1.04)
2010	1,302	1.19	1,544	0.70	0.70	12.60
2009	1,313	1.05	1,383	0.63	0.70	46.54
Alger Mid Cap Growth Portfolio—Class I-2:
2013	1,598	1.97	3,149	0.34	0.70	34.89
2012	1,627	1.46	2,377	—	0.70	15.39
2011	1,638	1.27	2,073	0.35	0.70	(8.91)
2010	1,654	1.39	2,299	—	0.70	18.55
2009	1,652	1.17	1,937	—	0.70	50.65
Alger Small Cap Growth Portfolio—Class I-2:
2013	805	2.68	2,155	13.46	0.70	33.32
2012	862	2.01	1,732	22.10	0.70	11.71
2011	875	1.80	1,573	—	0.70	(3.86)
2010	966	1.87	1,806	—	0.70	24.42
2009	975	1.50	1,466	—	0.70	44.49
Federated Equity Income Fund II:
2013	—	—	—	—	—	—
2012	—	—	—	—	—	—
2011	—	—	—	—	—	—
2010	—	—	—	3.52	0.70	1.81
2009	143	1.13	162	4.28	0.70	14.45
Federated Fund for U.S. Government Securities II:
2013	173	1.30	225	3.20	0.70	(2.73)
2012	157	1.33	209	3.68	0.70	2.25
2011	142	1.30	185	3.49	0.70	5.04
2010	102	1.24	126	5.41	0.70	4.43
2009	166	1.19	197	5.82	0.70	4.48
Federated High Income Bond Fund II—Primary Shares:
2013	396	2.42	958	6.77	0.70	6.24
2012	403	2.28	917	7.47	0.70	13.89
2011	390	2.00	779	8.74	0.70	4.44
2010	380	1.91	727	6.97	0.70	13.93
2009	291	1.68	489	10.26	0.70	51.78
Federated Kaufmann Fund II—Primary Shares:
2013	324	2.00	649	8.29	0.70	39.15
2012	322	1.44	464	—	0.70	16.46
2011	316	1.24	391	1.06	0.70	(13.89)
2010	298	1.44	428	0.03	0.70	17.17
2009	64	1.23	79	—	0.70	28.59

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Federated Managed Volatility Fund II:
2013	229	1.85	425	2.94	0.70	—
2012	245	1.53	375	8.65	0.70	12.75
2011	244	1.36	331	3.71	0.70	4.04
2010	228	1.31	297	2.62	0.70	11.30
2009	61	1.18	72	5.21	0.70	27.38
Federated Mid Cap Growth Strategies Fund II:
2013		—	—	—	—	—
2012	—	—	—	—	—	—
2011	—	—	—	—	—	—
2010	—	—	—	—	0.70	3.64
2009	214	1.20	256	—	0.70	29.70
Federated Quality Bond Fund II—Primary Shares:
2013	183	1.44	264	4.81	0.70	0.33
2012	258	1.43	370	4.15	0.70	8.95
2011	267	1.32	352	5.04	0.70	1.56
2010	249	1.30	323	2.79	0.70	7.75
2009	111	1.20	133	5.75	0.70	19.60
Fidelity VIP Asset Manager Portfolio—Initial Class:
2013	544	1.83 to 2.88	1,296	1.79	0.90 to 1.25	14.27 to 14.67
2012	594	1.60 to 2.51	1,227	2.24	0.90 to 1.25	11.07 to 11.46
2011	664	1.44 to 2.25	1,247	2.43	0.90 to 1.25	-3.77 to -3.43
2010	734	1.50 to 2.33	1,428	2.11	0.90 to 1.25	12.85 to 13.24
2009	815	1.33 to 2.06	1,414	2.51	0.90 to 1.25	27.51 to 27.96
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class:
2013	514	1.80 to 2.89	1,059	1.31	0.90 to 1.25	20.89 to 21.32
2012	527	1.49 to 20.79	900	1.74	0.90 to 1.25	14.01 to 14.41
2011	610	1.31 to 18.17	909	1.83	0.90 to 1.25	-7.33 to -7.01
2010	656	1.41 to 19.54	1,058	1.47	0.90 to 1.25	14.90 to 15.30
2009	681	1.22 to 16.94	969	1.73	0.90 to 1.25	31.26 to 31.72
Fidelity VIP Balanced Portfolio—Initial Class:
2013	632	1.82 to 27.81	1,192	5.92	0.90 to 1.25	18.17 to 18.59
2012	680	1.47 to 23.45	1,084	6.73	0.90 to 1.25	13.63 to 14.03
2011	696	1.29 to 20.56	974	1.98	0.90 to 1.25	-4.81 to -4.48
2010	696	1.35 to 21.53	1,023	2.42	0.90 to 1.25	16.61 to 17.01
2009	548	1.17 to 18.40	700	2.20	0.90 to 1.25	36.88 to 37.36
Fidelity VIP Contrafund Portfolio—Initial Class:
2013	3,465	3.12 to 59.23	12,863	1.09	0.90 to 1.25	29.66 to 30.11
2012	3,768	2.40 to 45.52	10,815	1.36	0.90 to 1.25	14.96 to 15.36
2011	4,126	2.09 to 39.46	10,216	1.00	0.90 to 1.25	-3.73 to -3.40
2010	4,519	2.17 to 40.84	11,668	1.22	0.90 to 1.25	15.76 to 16.17
2009	4,880	1.88 to 35.16	10,858	1.38	0.90 to 1.25	34.02 to 34.49
Fidelity VIP Contrafund Portfolio—Service Class 2:
2013	5,047	2.53	12,758	0.87	0.70	30.04
2012	5,128	1.94	9,969	1.19	0.70	15.32
2011	5,084	1.69	8,568	0.82	0.70	(3.46)
2010	5,049	1.75	8,815	1.06	0.70	16.11
2009	4,791	1.50	7,204	1.23	0.70	34.52
Fidelity VIP Equity-Income Portfolio—Initial Class:
2013	1,814	2.18 to 47.51	5,511	9.28	0.90 to 1.25	26.56 to 27.00
2012	1,915	1.72 to 37.41	4,610	9.61	0.90 to 1.25	15.84 to 16.25
2011	2,021	1.48 to 32.18	4,265	2.46	0.90 to 1.25	-0.28 to 0.07
2010	2,248	1.49 to 32.16	4,750	1.80	0.90 to 1.25	13.72 to 14.12
2009	2,216	1.31 to 28.18	4,200	2.20	0.90 to 1.25	28.59 to 29.04
Fidelity VIP Equity-Income Portfolio—Service Class 2:
2013	649	1.62	1,052	7.33	0.70	26.94
2012	620	1.28	791	9.81	0.70	16.23
2011	579	1.10	636	2.38	0.70	(0.05)
2010	571	1.10	627	1.79	0.70	14.12
2009	420	0.96	405	2.32	0.70	28.98

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Growth—Initial Class:
2013	5,774	2.00 to 3.99	14,632	0.35	0.90 to 1.25	34.64 to 35.12
2012	6,288	1.49 to 47.70	11,801	0.62	0.90 to 1.25	13.25 to 13.65
2011	6,788	1.31 to 41.97	11,190	0.72	0.90 to 1.25	-1.04 to -0.69
2010	7,407	1.33 to 42.26	12,413	0.59	0.90 to 1.25	22.63 to 23.06
2009	7,624	1.08 to 34.36	10,441	0.52	0.90 to 1.25	26.69 to 27.14
Fidelity VIP Growth and Income—Initial Class:
2013	613	1.89 to 1.64	1,139	1.92	0.90 to 1.25	31.91 to 32.37
2012	642	1.24 to 1.43	906	2.39	0.90 to 1.25	17.08 to 17.49
2011	656	1.05 to 17.62	792	1.77	0.90 to 1.25	0.35 to 0.70
2010	702	1.04 to 1.22	844	0.69	0.90 to 1.25	13.44 to 13.84
2009	721	0.92 to 15.37	767	1.06	0.90 to 1.25	25.62 to 26.07
Fidelity VIP Growth and Income—Service Class 2:
2013	269	1.80	484	6.87	0.70	32.32
2012	261	1.36	354	2.24	0.70	17.41
2011	252	1.16	291	1.64	0.70	0.65
2010	245	1.15	281	0.48	0.70	13.75
2009	219	1.01	221	0.90	0.70	26.13
Fidelity VIP Growth Opportunities Portfolio—Initial Class:
2013	1,773	1.60 to 1.30	2,920	0.34	0.90 to 1.25	39.19 to 36.66
2012	2,153	0.95 to 22.33	2,592	0.43	0.90 to 1.25	18.12 to 18.53
2011	2,259	0.81 to 18.84	2,302	0.17	0.90 to 1.25	1.03 to 1.38
2010	2,365	0.79 to 18.58	2,379	0.21	0.90 to 1.25	22.20 to 22.63
2009	2,379	0.64 to 15.15	1,960	0.48	0.90 to 1.25	44.04 to 44.55
Fidelity VIP Growth Opportunities Portfolio—Service Class 2:
2013	881	1.91	1,685	0.10	0.70	36.58
2012	863	1.40	1,208	0.17	0.70	18.48
2011	803	1.18	949	—	0.70	1.26
2010	803	1.17	937	—	0.70	22.61
2009	761	0.95	724	0.25	0.70	44.45
Fidelity VIP Growth Strategies Portfolio—Service Class 2:
2013	930	—	1,551	0.10	0.70	35.76
2012	1,011	—	1,242	—	0.70	10.74
2011	1,011	1.11	1,122	—	0.70	(9.85)
2010	995	1.23	1,224	—	0.70	23.81
2009	1,045	0.99	1,039	—	0.70	38.36
Fidelity VIP High Income—Initial Class:
2013	494	1.61 to 17.88	910	5.76	0.90 to 1.25	4.63 to 5.00
2012	512	1.54 to 17.03	910	5.69	0.90 to 1.25	12.80 to 13.19
2011	574	1.36 to 15.04	897	6.94	0.90 to 1.25	2.74 to 3.10
2010	576	1.33 to 14.59	879	7.90	0.90 to 1.25	12.41 to 12.80
2009	596	1.18 to 12.94	839	8.74	0.90 to 1.25	42.17 to 42.67
Fidelity VIP Index 500 Portfolio—Initial Class:
2013	7,326	2.01 to 263.51	19,357	2.88	0.90 to 1.25	30.60 to 31.06
2012	7,914	1.54 to 201.06	15,982	3.43	0.90 to 1.25	14.46 to 14.87
2011	8,697	1.35 to 175.03	15,310	4.35	0.90 to 1.25	0.77 to 1.13
2010	9,368	1.34 to 173.08	16,545	3.69	0.90 to 1.25	13.59 to 13.99
2009	9,997	1.18 to 151.82	15,677	4.51	0.90 to 1.25	25.03 to 25.47
Fidelity VIP Index 500 Portfolio—Service Class 2:
2013	4,940	1.83	9,057	2.69	0.70	30.99
2012	5,020	1.40	7,026	3.25	0.70	14.82
2011	5,126	1.22	6,248	4.13	0.70	1.08
2010	5,011	1.21	6,042	3.48	0.70	13.93
2009	4,775	1.06	5,054	4.29	0.70	25.42
Fidelity VIP Investment Grade Bond Portfolio—Initial Class:
2013	536	1.84 to 2.53	1,134	3.38	0.90 to 1.25	-3.00 to -2.66
2012	610	1.90 to 24.14	1,337	4.95	0.90 to 1.25	4.57 to 4.94
2011	653	1.82 to 23.00	1,359	6.06	0.90 to 1.25	6.00 to 6.37
2010	592	1.72 to 21.62	1,170	5.47	0.90 to 1.25	6.47 to 6.84
2009	427	1.61 to 20.23	805	9.32	0.90 to 1.25	14.29 to 14.69

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2:
2013	387	1.37	531	3.32	0.70	(2.75)
2012	384	1.41	542	4.98	0.70	4.86
2011	366	1.35	493	6.00	0.70	6.29
2010	311	1.27	393	5.05	0.70	6.80
2009	221	1.18	261	8.38	0.70	14.66
Fidelity VIP Mid Cap Portfolio—Initial Class:
2013	2,911	5.30 to 5.810	15,974	8.75	0.90 to 1.25	34.54 to 35.01
2012	3,097	3.94 to 47.20	12,673	8.49	0.90 to 1.25	13.39 to 13.79
2011	3,452	3.48 to 41.48	12,454	0.42	0.90 to 1.25	-11.72 to -11.41
2010	3,852	3.94 to 46.82	15,727	0.67	0.90 to 1.25	27.24 to 27.68
2009	4,189	3.09 to 36.67	13,421	1.18	0.90 to 1.25	38.35 to 38.83
Fidelity VIP Mid Cap Portfolio—Service Class 2:
2013	6,499	3.42	22,242	13.60	0.70	34.92
2012	6,631	2.54	16,820	8.85	0.70	13.75
2011	6,694	2.23	14,927	0.20	0.70	(11.47)
2010	6,751	2.52	17,004	0.44	0.70	27.68
2009	6,503	1.97	12,830	1.02	0.70	38.78
Fidelity VIP Money Market Portfolio—Initial Class:
2013	8,622	1.20 to 1.56	11,458	0.03	0.90 to 1.25	-1.21 to -0.87
2012	8,970	1.17 to 1.57	12,079	0.14	0.90 to 1.25	-1.10 to -0.70
2011	9,813	1.18 to 1.58	13,329	0.11	0.90 to 1.25	-1.13 to -0.79
2010	10,654	1.19 to 1.60	14,691	0.38	0.90 to 1.25	-1.00 to -0.65
2009	750	1.20 to 1.60	996	0.81	0.90 to 1.25	-0.53 to -0.18
Fidelity VIP Money Market Portfolio—Service Class 2:
2013	4,789	0.97	4,667	0.01	0.70	(0.68)
2012	4,949	0.98	4,857	0.01	0.70	(0.60)
Fidelity VIP Overseas Portfolio—Initial Class:
2013	1,073	1.89 to 34.64	2,380	1.73	0.90 to 1.25	28.82 to 29.27
2012	1,123	1.47 to 26.80	1,935	2.30	0.90 to 1.25	19.23 to 19.65
2011	1,237	1.23 to 22.40	1,769	1.63	0.90 to 1.25	-18.19 to -17.91
2010	1,339	1.50 to 27.28	2,338	1.50	0.90 to 1.25	-17.10 to 51.06
2009	1,440	1.35 to 24.34	2,232	2.32	0.90 to 1.25	24.96 to 25.40
Fidelity VIP Value Leaders Portfolio—Service Class 2:
2013	171	1.39	238	0.42	0.70	33.94
2012	166	1.04	172	2.37	0.70	12.82
2011	154	0.92	142	1.23	0.70	(8.84)
2010	147	1.01	148	1.12	0.70	9.04
2009	134	0.93	124	1.62	0.70	26.81
Fidelity VIP Value Portfolio—Service Class 2:
2013	77	1.68	130	6.78	0.70	31.26
2012	86	1.28	110	1.60	0.70	19.70
2011	88	1.07	94	0.79	0.70	(3.36)
2010	89	1.11	98	1.17	0.70	16.70
2009	91	0.96	87	0.69	0.70	41.12
Fidelity VIP Value Strategies—Service Class 2:
2013	427	1.98	844	0.70	0.70	29.28
2012	427	1.53	653	0.38	0.70	26.17
2011	425	1.21	516	0.77	0.70	(9.67)
2010	441	1.34	592	0.31	0.70	25.46
2009	393	1.07	421	0.39	0.70	56.06
Invesco V.I. Utilities Fund—Series I:
2013	1,221	2.14	2,314	5.36	0.70	9.98
2012	1,267	1.72	2,184	6.72	0.70	2.87
2011	1,291	1.68	2,163	3.25	0.70	15.64
2010	1,353	1.45	1,961	3.61	0.70	5.56
2009	1,422	1.37	1,952	5.90	0.70	14.13

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Invesco V.I. Capital Development Fund—Series I :
2013	—	—	—	—	—	—
2012	—	—	—	—	—	—
2011	7	21.32	154	—	0.70	(18.05)
2010	—	—	—	—	—	—
2009	—	—	—	—	—	—
Invesco V.I. Diversified Dividend Fund—Series I:
2013	4	36.19	134	2.31	0.70	30.12
2012	3	27.82	87	1.99	0.70	17.89
2011	3	23.59	78	—	0.70	(8.13)
2010	—	—	—	—	—	—
2009	—	—	—	—	—	—
Invesco V.I. Dynamics Fund—Series I:
2013	—	—	—	—	—	—
2012	—	—	—	—	—	—
2011	—	—	—	—	0.70	11.21
2010	135	1.34	181	—	0.70	22.96
2009	131	1.09	142	—	0.70	41.45
Invesco V.I. Financial Services Fund—Series I:
2013	—	—	—	—	—	—
2012	—	—	—	—	—	—
2011	—	—	—	0.19	0.70	6.36
2010	125	0.62	78	0.11	0.70	9.55
2009	111	0.57	63	3.30	0.70	26.54
Invesco V.I. Global Health Care Fund—Series I:
2013	474	1.29	995	0.68	0.70	39.56
2012	486	1.50	731	—	0.70	20.05
2011	461	1.25	577	—	0.70	3.23
2010	460	1.21	559	—	0.70	4.56
2009	414	1.16	481	0.35	0.70	26.78
Invesco V.I. Global Real Estate Fund—Series I:
2013	799	2.10	2,437	3.76	0.70	2.00
2012	829	2.99	2,479	0.57	0.70	27.22
2011	825	2.35	1,938	3.99	0.70	(7.16)
2010	799	2.53	2,021	4.96	0.70	16.69
2009	756	2.17	1,640	—	0.70	30.61
Invesco V.I. Mid Cap Growth Fund—Series I:
2013	15	13.21	199	0.39	0.70	36.06
2012	17	9.71	161	0.06	0.70	(54.47)
Invesco V.I. Small Cap Equity Fund—Series I:
2013	313	—	671	1.03	0.70	36.51
2012	315	1.57	494	—	0.70	13.09
2011	285	1.39	396	—	0.70	(1.42)
2010	260	1.41	366	—	0.70	27.64
2009	215	1.10	237	0.18	0.70	20.44
Invesco V.I. Technology Fund—Series I:
2013	692	1.90	892	8.02	0.70	24.27
2012	726	1.04	753	—	0.70	10.49
2011	740	0.94	695	0.20	0.70	(5.72)
2010	743	1.00	740	—	0.70	20.46
2009	701	0.83	580	—	0.70	56.30
MFS Core Equity Series—Initial Class:
2013	126	1.76	221	1.03	0.70	33.66
2012	122	1.32	160	0.81	0.70	15.41
2011	121	1.14	138	0.96	0.70	(1.71)
2010	131	1.16	152	1.12	0.70	16.40
2009	147	0.99	146	1.51	0.70	31.51
MFS Growth Series—Initial Class:
2013	434	2.10	911	0.99	0.70	35.90
2012	428	1.54	661	—	0.70	16.56
2011	448	1.32	593	0.19	0.70	(1.02)
2010	494	1.34	662	0.11	0.70	14.53
2009	498	1.17	581	0.30	0.70	36.72

	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
MFS Investors Trust Series—Initial Class:
2013	157	1.93	303	1.06	0.70	31.13
2012	168	1.48	248	0.89	0.70	18.34
2011	164	1.25	204	0.99	0.70	(2.86)
2010	162	1.28	208	1.13	0.70	10.32
2009	152	1.16	177	1.42	0.70	26.01
MFS Research Series—Initial Class:
2013	52	2.04	105	0.56	0.70	31.36
2012	50	1.56	78	0.79	0.70	16.44
2011	44	1.34	59	0.90	0.70	(1.14)
2010	44	1.35	59	0.85	0.70	15.09
2009	38	1.16	44	1.32	0.70	29.63
T. Rowe Price Equity Income Portfolio:
2013	5,578	2.42 to 2.05	11,864	1.56	0.70 to 1.25	28.11 to 28.82
2012	5,792	1.59 to 30.75	9,587	2.19	0.70 to 1.25	15.68 to 16.32
2011	5,976	1.37 to 26.48	8,507	1.77	0.70 to 1.25	-1.94 to -1.40
2010	6,046	1.39 to 26.91	8,756	1.86	0.70 to 1.25	13.59 to 14.22
2009	5,839	1.21 to 23.61	7,415	1.89	0.70 to 1.25	24.04 to 24.73
T. Rowe Price International Stock Portfolio:
2013	2,810	1.53 to 1.79	4,831	0.85	0.70 to 1.25	12.64 to 13.26
2012	2,928	1.25 to 18.24	4,445	1.27	0.70 to 1.25	16.95 to 17.60
2011	3,141	1.07 to 15.54	4,027	1.60	0.70 to 1.25	-13.92 to -13.44
2010	3,202	1.24 to 17.99	4,740	1.26	0.70 to 1.25	13.04 to 13.66
2009	2,965	1.09 to 15.86	3,866	2.85	0.70 to 1.25	50.50 to 51.33
T. Rowe Price Limited-Term Bond Portfolio:
2013	438	1.37	599	1.56	0.70	(0.57)
2012	442	1.38	607	2.22	0.70	1.73
2011	448	1.35	605	3.20	0.70	0.89
2010	441	1.34	591	2.86	0.70	2.37
2009	415	1.31	543	3.53	0.70	7.59
T. Rowe Price Mid-Cap Growth Portfolio:
2013	1,846	4.92 to 3.13	7,976	8.75	0.70 to 1.25	35.00 to 35.74
2012	1,923	2.31 to 38.05	6,141	9.42	0.70 to 1.25	12.47 to 13.09
2011	2,060	2.04 to 33.71	5,852	11.50	0.70 to 1.25	-2.50 to -1.96
2010	2,128	2.08 to 34.45	6,277	5.63	0.70 to 1.25	26.53 to 27.22
2009	2,104	1.64 to 27.14	4,900	0.12	0.70 to 1.25	43.84 to 44.63

[1]

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual find, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[2]

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

[3]

These ratios represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(5) UNIT CHANGES

The changes in units outstanding for the periods ended December 31, 2013 and 2012 were as follows:

		2012			2013
Fund	December 31, 2011 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2012 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2013 Units Outstanding
Alger Balanced Portfolio—Class I-2	977,701	82,485	62,173	998,013	98,211	102,990	993,234
Alger Capital Appreciation Portfolio—Class I-2	1,552,378	149,621	138,694	1,563,305	101,712	99,597	1,565,420
Alger Growth & Income Portfolio—Class I-2	620,202	52,412	70,462	602,152	28,960	63,996	567,116
Alger Large Cap Growth Portfolio—Class I-2	1,209,592	86,855	161,229	1,135,218	64,278	99,637	1,099,859
Alger Mid Cap Growth Portfolio—Class I-2	1,638,108	108,888	119,656	1,627,340	81,704	110,737	1,598,307
Alger Small Cap Growth Portfolio—Class I-2	874,806	59,206	71,564	862,448	48,677	106,281	804,844
Federated Fund for U.S. Government Securities II	141,767	68,916	53,676	157,007	25,056	8,821	173,242
Federated High Income Bond Fund II—Primary Shares	389,768	44,424	31,179	403,013	39,522	46,318	396,217
Federated Kaufmann Fund II—Primary Shares	316,339	29,712	23,890	322,161	22,440	20,584	324,017
Federated Managed Volatility Fund II	243,668	23,649	22,682	244,635	46,487	61,809	229,313
Federated Quality Bond Fund II—Primary Shares	267,498	47,552	57,241	257,809	21,525	96,149	183,185
Fidelity VIP Asset Manager: Growth Portfolio—Initial Class	610,203	24,014	107,572	526,645	15,041	27,445	514,241
Fidelity VIP Asset Manager Portfolio—Initial Class	664,465	17,513	87,635	594,343	16,077	66,191	544,229
Fidelity VIP Balanced Portfolio—Initial Class	695,801	84,925	101,081	679,645	26,470	73,749	632,366
Fidelity VIP Contrafund Portfolio—Initial Class	4,126,372	125,401	483,348	3,768,425	96,868	399,991	3,465,302
Fidelity VIP Contrafund Portfolio—Service Class 2	5,083,547	329,879	285,139	5,128,287	229,077	310,288	5,047,076
Fidelity VIP Equity-Income Portfolio—Initial Class	2,021,365	66,206	172,231	1,915,340	126,860	227,765	1,814,435
Fidelity VIP Equity-Income Portfolio—Service Class 2	578,782	71,483	30,752	619,513	90,358	60,912	648,959
Fidelity VIP Growth—Initial Class	6,787,929	175,860	675,547	6,288,242	103,311	617,638	5,773,915
Fidelity VIP Growth and Income—Initial Class	656,011	38,756	52,607	642,160	26,595	56,233	612,522
Fidelity VIP Growth and Income—Service Class 2	251,522	30,873	21,545	260,850	24,170	16,095	268,925
Fidelity VIP Growth Opportunities Portfolio—Initial Class	2,258,614	123,839	229,643	2,152,810	66,979	446,607	1,773,182
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	803,176	118,729	59,174	862,731	69,222	50,639	881,314
Fidelity VIP Growth Strategies Portfolio—Service Class 2	1,010,765	73,237	73,336	1,010,666	54,485	135,568	929,583
Fidelity VIP High Income—Initial Class	573,778	50,308	112,568	511,518	37,745	55,682	493,581
Fidelity VIP Index 500 Portfolio—Initial Class	8,697,393	284,755	1,067,654	7,914,494	112,838	700,901	7,326,431
Fidelity VIP Index 500 Portfolio—Service Class 2	5,125,832	283,992	389,679	5,020,145	214,727	294,393	4,940,479
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	652,619	106,043	148,721	609,941	39,812	113,796	535,957
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	366,065	79,997	62,153	383,909	69,081	65,738	387,252
Fidelity VIP Mid Cap Portfolio—Initial Class	3,452,004	88,224	443,439	3,096,789	84,187	270,344	2,910,632
Fidelity VIP Mid Cap Portfolio—Service Class 2	6,693,887	356,403	419,543	6,630,747	259,387	391,568	6,498,566
Fidelity VIP Money Market Portfolio—Initial Class	9,813,227	508,643	1,352,334	8,969,536	447,002	794,097	8,622,441
Fidelity VIP Money Market Portfolio—Service Class 2	5,153,070	337,385	540,965	4,949,490	361,930	521,974	4,789,446
Fidelity VIP Overseas Portfolio—Initial Class	1,237,201	45,361	159,703	1,122,859	66,862	116,522	1,073,199
Fidelity VIP Value Leaders Portfolio—Service Class 2	154,212	19,869	8,404	165,677	28,719	23,531	170,865
Fidelity VIP Value Portfolio—Service Class 2	88,170	11,047	12,806	86,411	10,936	20,085	77,262
Fidelity VIP Value Strategies—Service Class 2	425,209	41,167	39,783	426,593	32,020	31,824	426,789

		2012			2013
Fund	December 31, 2011 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2012 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2013 Units Outstanding
Invesco V.I. Capital Development Fund—Series I	7,200	146	7,346	—	—	—	—
Invesco V.I. Diversified Dividend Fund—Series I	3,319	442	617	3,144	1,251	683	3,712
Invesco V.I. Global Health Care Fund—Series I	460,741	113,115	88,003	485,853	29,087	40,911	474,029
Invesco V.I. Global Real Estate Fund—Series I	824,977	74,570	70,229	829,318	54,450	84,324	799,444
Invesco V.I. Small Cap Equity Fund—Series I	285,184	41,373	11,815	314,742	25,483	26,959	313,266
Invesco V.I. Technology Fund—Series I	740,428	82,823	97,373	725,878	66,920	100,668	692,130
Invesco V.I. Utilities Fund—Series I	1,290,514	148,576	172,164	1,266,926	76,450	122,871	1,220,505
Invesco V.I. Mid Cap Growth Fund—Series I	—	18,071	1,491	16,580	1,010	2,501	15,089
MFS Core Equity Series—Initial Class	121,088	6,492	5,618	121,962	5,386	1,522	125,826
MFS Growth Series—Initial Class	447,574	61,476	81,082	427,968	45,017	38,899	434,086
MFS Investors Trust Series—Initial Class	163,610	19,012	14,245	168,377	6,682	18,387	156,672
MFS Research Series—Initial Class	44,362	7,023	1,454	49,931	6,868	5,270	51,529
T. Rowe Price Equity Income Portfolio	5,975,686	396,000	579,877	5,791,809	237,158	451,141	5,577,826
T. Rowe Price International Stock Portfolio	3,140,673	229,608	442,082	2,928,199	197,533	315,567	2,810,165
T. Rowe Price Limited-Term Bond Portfolio	447,602	36,373	42,435	441,540	119,842	123,663	437,719
T. Rowe Price Mid-Cap Growth Portfolio	2,059,756	101,360	237,919	1,923,197	68,000	145,400	1,845,797

	92,225,760	5,584,089	9,803,558	88,006,291	4,230,468	8,185,261	84,051,498

AMERICAN NATIONAL INSURANCE COMPANY

FINANCIAL STATEMENTS

Item 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

American National Insurance Company:

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2013. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I to V. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in note 10 to the consolidated financial statements, the Company adopted Financial Accounting Standards Board Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, effective January 1, 2012, and applied the retrospective method of adoption to all period periods presented in the consolidated financial statements.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 28, 2014 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ KPMG LLP

Houston, Texas

February 28, 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

American National Insurance Company:

We have audited American National Insurance Company’s (the Company) internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Managements’ Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, American National Insurance Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control – Integrated Framework issued by the COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of financial position of American National Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2013, and our report dated February 28, 2014 expressed an unqualified opinion on those consolidated financial statements.

/s/ KPMG LLP

Houston, Texas

February 28, 2014

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands, except for share and per share data)

	December 31,
	2013	2012
ASSETS
Fixed maturity, bonds held-to-maturity, at amortized cost (Fair Value $8,823,068 and $9,840,751)	$8,491,347	$9,009,282
Fixed maturity, bonds available-for-sale, at fair value (Amortized cost $4,456,391 and $4,316,467)	4,599,673	4,665,576
Equity securities, at fair value (Cost $741,080 and $688,579)	1,410,608	1,075,439
Mortgage loans on real estate, net of allowance	3,299,242	3,143,011
Policy loans	397,407	395,333
Investment real estate, net of accumulated depreciation of $211,575 and $223,462	507,142	511,233
Short-term investments	495,386	313,086
Other invested assets	201,442	125,104

Total investments	19,402,247	19,238,064

Cash and cash equivalents	117,946	303,008
Investments in unconsolidated affiliates	341,012	248,425
Accrued investment income	194,830	207,314
Reinsurance recoverables	414,743	418,743
Prepaid reinsurance premiums	57,869	56,826
Premiums due and other receivables	279,929	283,446
Deferred policy acquisition costs	1,277,733	1,247,675
Property and equipment, net	107,070	92,695
Current tax receivable	18,507	14,578
Other assets	142,043	154,911
Separate account assets	970,954	841,389

Total assets	$23,324,883	$23,107,074

LIABILITIES
Future policy benefits
Life	$2,677,213	$2,650,822
Annuity	903,437	811,192
Accident and health	71,941	69,962
Policyholders’ account balances	11,181,650	11,555,201
Policy and contract claims	1,297,646	1,340,366
Unearned premium reserve	739,878	757,532
Other policyholder funds	326,885	288,391
Liability for retirement benefits	160,853	265,317
Notes payable	113,849	163,384
Deferred tax liabilities, net	220,428	92,150
Other liabilities	456,818	432,041
Separate account liabilities	970,954	841,389

Total liabilities	19,121,552	19,267,747

STOCKHOLDERS’ EQUITY
Common stock, $1.00 par value,—Authorized 50,000,000 Issued 30,832,449 and 30,832,449, Outstanding 26,895,188 and 26,836,664 shares	30,832	30,832
Additional paid-in capital	4,650	—
Accumulated other comprehensive income	413,712	242,010
Retained earnings	3,838,821	3,653,280
Treasury stock, at cost	(97,441)	(98,286)

Total American National stockholders’ equity	4,190,574	3,827,836
Noncontrolling interest	12,757	11,491

Total stockholders’ equity	4,203,331	3,839,327

Total liabilities and stockholders’ equity	$23,324,883	$23,107,074

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except for share and per share data)

	Years ended December 31,
	2013	2012	2011
PREMIUMS AND OTHER REVENUE
Premiums
Life	$293,173	$281,621	$277,724
Annuity	155,162	116,393	94,753
Accident and health	212,931	223,773	231,793
Property and casualty	1,074,260	1,082,386	1,144,342
Other policy revenues	210,224	198,401	189,494
Net investment income	1,016,810	985,398	968,165
Realized investment gains (losses)	124,144	90,725	100,369
Other-than-temporary impairments	(4,591)	(22,517)	(9,503)
Other income	37,097	30,880	25,890

Total premiums and other revenues	3,119,210	2,987,060	3,023,027

BENEFITS, LOSSES AND EXPENSES
Policyholder benefits
Life	345,566	340,003	344,328
Annuity	193,840	156,619	135,735
Claims incurred
Accident and health	139,762	155,825	159,289
Property and casualty	746,636	793,281	873,208
Interest credited to policyholders’ account balances	426,102	416,015	405,083
Commissions for acquiring and servicing policies	371,948	364,911	430,310
Other operating expenses	503,051	455,746	461,906
Change in deferred policy acquisition costs	29,835	32,915	(38,262)

Total benefits, losses and expenses	2,756,740	2,715,315	2,771,597

Income (loss) before federal income tax and equity in earnings/losses of unconsolidated affiliates	362,470	271,745	251,430

Less: Provision (benefit) for federal income taxes
Current	64,928	52,135	46,712
Deferred	34,713	23,447	13,266

Total provision (benefit) for federal income taxes	99,641	75,582	59,978
Equity in earnings (losses) of unconsolidated affiliates, net of tax	9,476	(3,905)	351

Net income (loss)	272,305	192,258	191,803
Less: Net income (loss) attributable to noncontrolling interest, net of tax	3,933	1,217	1,038

Net income (loss) attributable to American National	$268,372	$191,041	$190,765

Amounts available to American National common stockholders
Earnings per share
Basic	$10.02	$7.15	$7.18
Diluted	9.97	7.11	7.14
Cash dividends to common stockholders	3.08	3.08	3.08
Weighted average common shares outstanding	26,791,900	26,714,865	26,559,886
Weighted average common shares outstanding and dilutive potential common shares	26,914,591	26,863,674	26,713,218

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In thousands)

	Years ended December 31,
	2013	2012	2011
Net income (loss)	$272,305	$192,258	$191,803

Other comprehensive income (loss), net of tax
Change in net unrealized gain (loss) on securities	87,095	96,005	(16,256)
Foreign currency transaction and translation adjustments	(512)	120	(205)
Defined pension benefit plan adjustment	85,119	(13,518)	(49,952)

Other comprehensive income (loss), net of tax	171,702	82,607	(66,413)

Total comprehensive income (loss)	444,007	274,865	125,390
Less: Comprehensive income (loss) attributable to noncontrolling interest	3,933	1,217	1,038

Total comprehensive income (loss) attributable to American National	$440,074	$273,648	$124,352

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(In thousands, except for per share data)

	Years ended December 31,
	2013	2012	2011
Common Stock
Balance at beginning and end of the period	$30,832	$30,832	$30,832

Additional Paid-In Capital
Balance as of January 1,	—	—	15,190
Reissuance of treasury shares	3,025	(204)	(4)
Income tax effect from restricted stock arrangement	80	(747)	(14)
Modification of restricted stock	—	(7,327)	—
Amortization of restricted stock	1,545	10,170	4,561
Purchase of ownership interest from noncontrolling interest	—	(1,892)	(19,733)

Balance at end of period	4,650	—	—

Accumulated Other Comprehensive Income (Loss)
Balance as of January 1,	242,010	159,403	225,816
Other comprehensive income (loss)	171,702	82,607	(66,413)

Balance at end of the period	413,712	242,010	159,403

Retained Earnings
Balance as of January 1,	3,653,280	3,545,546	3,440,716
Net income (loss) attributable to American National	268,372	191,041	190,765
Cash dividends to common stockholders	(82,831)	(82,660)	(82,609)
Purchase of ownership interest from noncontrolling interest	—	—	(3,326)
Modification of restricted stock	—	(647)	—

Balance at end of the period	3,838,821	3,653,280	3,545,546

Treasury Stock
Balance as of January 1,	(98,286)	(98,490)	(98,494)
Reissuance of treasury shares	845	204	4

Balance at end of the period	(97,441)	(98,286)	(98,490)

Noncontrolling Interest
Balance as of January 1,	11,491	12,947	4,042
Contributions	483	16	88
Distributions	(3,150)	(2,988)	(3,280)
Gain (loss) attributable to noncontrolling interest	3,933	1,217	1,038
Purchase of ownership interest from noncontrolling interest	—	299	11,059

Balance at end of the period	12,757	11,491	12,947

Total Stockholders’ Equity	$4,203,331	$3,839,327	$3,650,238

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Years ended December 31,
	2013	2012	2011
OPERATING ACTIVITIES
Net income (loss)	$272,305	$192,258	$191,803
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Realized investment (gains) losses	(124,144)	(90,725)	(100,369)
Other-than-temporary impairments	4,591	22,517	9,503
Accretion (amortization) of discounts, premiums and loan origination fees	6,052	(1,528)	5,010
Net capitalized interest on policy loans and mortgage loans	(28,060)	(27,058)	(30,517)
Depreciation	31,176	36,573	40,407
Interest credited to policyholders’ account balances	426,102	416,015	405,083
Charges to policyholders’ account balances	(210,224)	(198,401)	(189,494)
Deferred federal income tax (benefit) expense	34,713	23,447	13,266
Equity in (earnings) losses of unconsolidated affiliates	(9,476)	3,905	(351)
Distributions from equity method investments	20,718	15,259	24,399
Changes in
Policyholder liabilities	96,435	62,272	134,966
Deferred policy acquisition costs	29,835	32,915	(38,262)
Reinsurance recoverables	4,000	(13,710)	(49,845)
Premiums due and other receivables	3,517	(5,008)	7,153
Prepaid reinsurance premiums	(1,043)	11,959	6,757
Accrued investment income	12,484	6,670	(12,698)
Current tax receivable/payable	(3,929)	2,572	(8,571)
Liability for retirement benefits	8,763	(13,082)	(6,700)
Other, net	(28,707)	(109)	37,968

Net cash provided by (used in) operating activities	545,108	476,741	439,508

INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of
Held-to-maturity securities	1,619,721	1,361,673	811,674
Available-for-sale securities	914,813	647,389	557,559
Investment real estate	84,371	—	91,679
Mortgage loans	758,677	401,439	416,224
Policy loans	58,460	57,779	53,999
Other invested assets	13,975	43,874	39,539
Disposals of property and equipment	553	1,530	1,422
Distributions from unconsolidated affiliates	25,055	51,507	4,947
Payment for the purchase/origination of Held-to-maturity securities	(1,087,447)	(1,151,656)	(1,547,318)
Available-for-sale securities	(1,057,004)	(731,875)	(705,990)
Investment real estate	(45,345)	(30,450)	(23,838)
Mortgage loans	(914,740)	(655,341)	(665,183)
Policy loans	(26,623)	(38,067)	(43,671)
Other invested assets	(18,443)	(45,181)	(40,216)
Additions to property and equipment	(25,583)	(30,838)	(17,588)
Contributions to unconsolidated affiliates	(122,512)	(48,961)	(78,251)
Change in short-term investments	(182,300)	32,244	140,876
Other, net	(1,336)	10,156	22,393

Net cash provided by (used in) investing activities	(5,708)	(124,778)	(981,743)

FINANCING ACTIVITIES
Policyholders’ account deposits	895,227	1,127,962	2,020,422
Policyholders’ account withdrawals	(1,484,656)	(1,297,889)	(1,375,283)
Change in notes payable	(49,535)	104,490	(1,246)
Dividends to stockholders	(82,831)	(82,660)	(82,609)
Proceeds from (payments to) noncontrolling interest	(2,667)	(2,972)	(18,384)

Net cash provided by (used in) financing activities	(724,462)	(151,069)	542,900

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(185,062)	200,894	665
Beginning of the period	303,008	102,114	101,449

End of period	$117,946	$303,008	$102,114

See accompanying notes to the consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American National Insurance Company and its consolidated subsidiaries (collectively “American National”) offer a broad spectrum of insurance products, including individual and group life insurance, annuities, health insurance, and property and casualty insurance. Business is conducted in 50 states, the District of Columbia, Puerto Rico, Guam and American Samoa.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

The consolidated financial statements and notes thereto have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) and are reported in U.S. currency. American National consolidates entities that are wholly-owned and those in which American National owns less than 100% but controls, as well as variable interest entities in which American National is the primary beneficiary. Intercompany balances and transactions with consolidated entities have been eliminated. Investments in unconsolidated affiliates are accounted for using the equity method of accounting. Certain amounts in prior years have been reclassified to conform to current year presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported consolidated financial statement balances. Actual results could differ from those estimates.

Investments

Investment securities – Bonds classified as held-to-maturity are carried at amortized cost. Bonds classified as available-for-sale are carried at fair value. Equity securities are classified as available-for-sale and carried at fair value. After-tax net unrealized gains or losses on available-for-sale securities are reflected in stockholders’ equity as a component of “Accumulated Other Comprehensive Income (Loss)” (“AOCI”).

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses, and allowances. Accretion of discounts is recorded using the effective yield method. Interest income, prepayment fees and accretion of discounts and origination fees are reported in “Net investment income” in the consolidated statements of operations. Interest income earned on impaired and non-impaired loans is accrued on the principal amount of the loan based on contractual interest rate. However, interest ceases to accrue for loans on which interest is more than 90 days past due, when the collection of interest is not probable or when a loan is in foreclosure. Income on past due loans is reported on a cash basis. When a loan becomes current, it is placed back into accrual status. Cash receipts on impaired loans are recorded as a reduction of principal, interest income, expense reimbursement or other manner in accordance with the loan agreement. Gains and losses from the sale of loans and changes in allowances are reported in “Realized investment gains (losses)” in the consolidated statements of operations.

Each mortgage loan is evaluated quarterly and placed in a watchlist if events occur or circumstances exist that could indicate that American National will be unable to collect all amounts due according to the contractual terms. Additionally, loans with estimated collateral value less than their balance and loans with characteristics indicative of higher than normal credit risks are reviewed quarterly. All loans in the watchlist are analyzed individually for impairment. If a loan is concluded to be fully collectible, no loss allowance is recorded. Loans are considered impaired when, based upon current information and events, it is probable that all amounts due under the contractual terms of the loan will be uncollectible. A specific allowance for loan losses is established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan’s original effective interest rate, or (ii) the estimated fair value of the underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent. Allowances are also established on groups of loans with similar characteristics, such as property types, if based on experience, it is probable that a loss has occurred and the amount of the loss can be reasonably estimated. The allowance is reviewed quarterly to determine if it is adequate, or if a recovery of the asset is assured and the allowance can be reduced.

Management believes the recorded allowance is adequate and is the best estimate of probable loan losses, including losses incurred at the reporting date but not identified by a specific loan. Management’s quarterly evaluation of the allowance is based on historical loan loss experience, known and inherent risks in the portfolio, adverse situations affecting the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Loans are charged off as uncollectible only when the loan is forgiven by a legal agreement. Prior to charging off a loan, an allowance is recorded based on the estimated recoverable amount. Upon forgiveness, both the allowance and the loan balance are reduced which results in no further gain or loss.

Policy loans are carried at cost, which approximates fair value.

Investment real estate including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 15 to 50 years). Rental income is recognized on a straight-line basis over the term of the respective lease. American National classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs, and is not depreciated while it is classified as held-for-sale. American National periodically reviews its investment real estate for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in “Realized investment gains (losses)” in the consolidated statements of operations. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks as well as other appraisal methods. Real estate acquired upon foreclosure is recorded at the lower of its cost, or its estimated fair value at the date of foreclosure.

Real Estate Joint Ventures and Other Limited Partnership Interests—American National uses the equity method of accounting for its investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest or influence over the investee’s operations, but it does not have a controlling interest and is not the primary beneficiary. These investments are reported as “Investments in unconsolidated affiliates” in the consolidated statements of financial position. For certain joint ventures, American National records its share of earnings using a lag methodology of one to three months for all instances where timely financial information is not available and the contractual right does not exist to receive such financial information. In addition to the investees’ regular impairment analysis of its underlying investments, American National routinely evaluates its investments in those investees for impairments. American National considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether impairment has occurred. When an impairment is deemed to have occurred at the joint venture level, American National recognizes its share within “Equity in earnings (losses) of unconsolidated affiliates” to record the investment at its fair value. When an impairment results from American National’s separate analysis, an adjustment is made through “Realized investment gains (losses)” to record the investment at its fair value.

Short-term investments comprised of commercial paper, are carried at amortized cost, which approximates fair value.

Other invested assets comprised primarily of tax credit partnerships, CAPCO investments and mineral rights, are carried at cost, less allowance for depletion, where applicable. Other invested assets also include equity-indexed options which are carried at fair value. Impairments for other invested assets are considered on an individual basis.

Impairments—American National evaluates all fixed maturity securities with unrealized losses on a quarterly basis to determine if the creditworthiness of any of those securities has deteriorated to a point where its carrying value will not be realized at maturity. For fixed maturity securities where management believes that the carrying value will not be realized, an other-than-temporary impairment (“OTTI”) loss is recorded. At December 31, 2013, the unrealized losses on fixed maturity securities that were not other-than-temporarily impaired were the result of credit spread widening. There were no delinquent coupon payments attributed to these securities at December 31, 2013.

For all fixed maturity securities in unrealized loss positions which American National does not intend to sell and for which it is not more-likely-than-not that it will be required to sell before its anticipated recovery, American National assesses whether the amortized cost basis of securities will be recovered by comparing the net present value of the expected cash flows from those securities with its amortized cost basis. Management estimates the expected cash flows using historical experience information as well as market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectibility of a security. The net present value of the expected cash flows from fixed maturity securities is calculated by discounting management’s best estimate of expected cash flows from those securities at the effective interest rate implicit in the fixed maturity security when acquired. If the net present value of the expected cash flows is less than the amortized cost of the fixed maturity securities, an OTTI has occurred in the form of a credit loss. The credit loss is recognized in earnings in the amount of excess amortized cost over the net present value of the expected cash flows from the fixed maturity securities. If the fair value of the fixed maturity securities is less than the net present value of its expected cash flows at the impairment measurement date, a non-credit loss exists which is recorded in other comprehensive income (loss) for the difference between the fair value and the net present value of the expected cash flows.

After the recognition of an OTTI, fixed maturity securities are accounted for as if they had been purchased on the OTTI measurement date, with a cost basis equal to their previous amortized cost less the related OTTI losses recognized in earnings. The new cost basis of an other-than-temporarily impaired security is not adjusted for subsequent increases in estimated fair value. Should there be a significant increase in the estimate of cash flows expected to be collected from previously impaired fixed maturity securities, the increase would be accounted for prospectively by accreting it as interest income over its remaining life.

American National evaluates all equity securities in unrealized loss positions on a quarterly basis and recognizes an OTTI loss on those where a market price recovery is not expected in a reasonable period of time. All equity securities with unrealized losses are also evaluated for credit quality. OTTI is recognized if management believes the carrying value of securities will not be realized, regardless of the length of time that they have had an unrealized loss.

Derivative instruments are purchased as hedges of a recognized asset or liability, and are recorded on the consolidated statements of financial position at fair value. The change in fair value of derivative assets and liabilities is reported in the consolidated statements of operations as “Net investment income” and “Interest credited to policyholder account balances,” respectively. American National does not apply hedge accounting treatment to its derivative instruments. Derivative instruments held at December 31, 2013 and 2012 were immaterial to the consolidated financial statements.

Cash and cash equivalents

Cash and cash equivalents include cash on-hand and in banks plus amounts invested in money market funds and are reported as “Cash and cash equivalents” in the consolidated statements of financial position.

Property and equipment

These assets consist of buildings occupied by American National, data processing equipment, and furniture and equipment, which are carried at cost, less accumulated depreciation. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

Insurance specific assets and liabilities

Deferred policy acquisition costs (“DAC”) are the capitalized costs related directly to the successful acquisition of new or renewal insurance contracts. Significant costs are incurred to acquire insurance and annuity contracts, including commissions and certain underwriting, policy issuance and processing expenses.

DAC on traditional life and health products is amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue expected to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality, morbidity and withdrawal assumptions used in computing liabilities for future policy benefits. DAC is reduced by a provision for possible inflation of maintenance and settlement expenses determined by means of grading interest rates.

DAC on universal life, limited-pay and investment-type contracts is amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect of the realization of unrealized gains (losses) on DAC is recognized within AOCI in the consolidated statements of financial position as of the reporting date. A change in interest rates could have a significant impact on DAC calculated for these contracts.

DAC associated with property and casualty business is amortized over the coverage period of the related policies, in relation to premium revenue.

For short-duration and long-duration contracts, DAC is grouped consistent with the manner in which insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is not anticipated in assessing the recoverability of DAC for short-duration contracts.

Liabilities for future policy benefits for traditional products have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time policies were issued. Estimates used are based on historical experience, adjusted for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future issues.

Policyholders’ account balances represent the contract value that has accrued to the benefit of the policyholders related to universal-life, limited-pay and investments-type contracts. These are generally equal to the accumulated deposits, plus interest credited, reduced by withdrawals, payouts, and accumulated policyholder assessments.

Reserves for claims and claim adjustment expenses (“CAE”) are established to provide for the estimated costs of paying claims. These reserves include estimates for both case reserves and incurred but not reported (“IBNR”) claim reserves. Case reserves include the liability for reported but unpaid claims. IBNR reserves include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future, as well as incurred but not reported claims. These reserves also include an estimate of the expense associated with settling claims, including legal and other fees and the general expenses of administering the claims adjustment process.

Reinsurance—Reinsurance recoverables are estimated amounts due to American National from reinsurers related to paid and unpaid ceded claims and CAE and are presented net of a reserve for non-recoverability. Recoveries on our gross ultimate losses are generally determined by a review of individual large claims as well as by estimating the ceded portion of IBNR using assumed distribution of loss by percentage retained. The most significant assumption used is the average size of the individual losses for those claims that have occurred but have not yet been recorded. The ultimate amount of the reinsurance ceded recoverable is unknown until all losses are settled.

Premiums, benefits, claims incurred and expenses

Traditional ordinary life and health—Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the term of the insurance contracts.

Annuities—Premiums received on limited-pay and supplemental annuity contracts involving a significant life contingency are recognized as revenue when due. Deferred annuity premiums are recorded as deposits rather than recognized as revenue. Revenues from deferred annuity contracts are principally surrender charges and, in the case of variable annuities, administrative fees assessed to contractholders.

Universal life and single premium whole life revenues represent amounts assessed to policyholders. Included in revenue are mortality charges, surrender charges actually paid and earned policy service fees. Amounts included in expenses are benefits in excess of account balances returned to policyholders.

Property and casualty premiums are recognized as revenue proportionately over the contract period, net of reinsurance ceded. Claims incurred consist of actual claims and CAE paid and the change in reserves, net of reinsurance received and recoverable.

Participating insurance policies

Participating business comprised approximately 8.1% of the life insurance in-force at December 31, 2013 and 11.7% of life premiums in 2013. Of the total participating business, 78.1% was written by Farm Family Life Insurance Company (“Farm Family Life”). For the participating business excluding Farm Family Life, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

For the Farm Family Life participating business, profits earned on participating business are reserved for the payment of dividends to policyholders, except for the stockholders’ share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in-force. Participating policyholders’ interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses), net of tax.

Federal income taxes

American National Insurance Company and its eligible subsidiaries file a consolidated life and non-life federal income tax return. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return; accordingly, they file separate returns.

Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement amounts of assets and liabilities and their respective tax bases. Deferred taxes are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled.

American National recognizes tax benefits on uncertain tax positions if it is “more-likely-than-not” the position based on its technical merits will be sustained by taxing authorities. American National recognizes the largest benefit that is greater than 50% likely of being ultimately realized upon settlement. Tax benefits not meeting the “more-likely-than-not” threshold, if applicable, are included with “Other liabilities” in the consolidated statements of financial position.

Interest and penalties assessed, if applicable, are classified as “Other operating expenses” in the consolidated statements of operations.

Pension and postretirement benefit plans

The pension and postretirement benefit obligations and costs are calculated using concepts in accordance with GAAP. The discount rate and the expected return on plan assets are important elements of expense and/or liability measurement, and these key assumptions are evaluated annually. Other assumptions involve demographic factors such as retirement age, mortality, turnover and compensation.

American National uses a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. To determine the expected long-term rate of return on plan assets, a building-block method is used. The expected rate of return on each asset is broken down into three components: inflation, the real risk-free rate of return (i.e., the long-term estimate of future returns on default-free U.S. government securities), and the risk premium for each asset class (i.e., the expected return in excess of the risk-free rate). Using this approach, the calculated return will fluctuate from year to year; however, it is American National’s policy to hold this long-term assumption relatively constant.

Stock-based compensation

Stock Appreciation Rights—The measurement of the stock appreciation rights (“SARs”) liability and compensation cost is based on the fair value of the grants and are remeasured each reporting period through the settlement date. The fair value of the SAR’s is calculated using the Black-Scholes-Merton option-pricing model. The key assumptions used in the model include: the grant date and remeasurement date stock prices, expected life of the SARs and the risk-free rate of return. The compensation liability related to the SAR award is included in “Other liabilities” in the consolidated statements of financial position.

Restricted Stock—The measurement of the equity and compensation cost of restricted stock (“RS”) is based on the fair value of the underlying stock at grant date. The compensation cost accrued is included in “Additional paid-in capital” in the consolidated statements of financial position.

Restricted Stock Units—Effective December 31, 2012, American National’s Board Compensation Committee modified the settlement provision within the outstanding restricted stock units (“RSU”) providing the recipients of the awards option to settle vested RSUs in either cash or American National common stock. The modification in the settlement provision changed the RSU classification from an equity to a liability award. After the modification, the liability has been remeasured each reporting period through the vesting date and will be adjusted for the changes in fair value. The compensation liability related to the RSUs is included in “Other Liabilities” in the consolidated statement of financial position.

Separate account assets and liabilities

Separate account assets and liabilities are funds intended to meet the investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National. American National reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated financial statements.

Litigation contingencies

American National reviews existing litigation matters and potential litigation items with counsel quarterly to determine if any adjustments to liabilities for possible losses are necessary. Reserves for losses are established whenever they are probable and estimable based on the best estimate of the probable loss. If no one estimate within the range of possible losses is more probable than any other, a reserve is recorded based on the lowest amount of the range.

3. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards—The Financial Accounting Standards Board (“FASB”) issued the following accounting guidance relevant to American National, including technical amendments and corrections to make the accounting standards easier to understand and fair value measurement easier to apply. Each became effective for American National on January 1, 2013, and unless stated otherwise, did not have a material effect on the consolidated financial statements:

Amended guidance for derecognition of an in substance real estate subsidiary. The amendment clarifies that when a reporting entity ceases to have a controlling financial interest in a subsidiary that is in substance real estate because of a default on the subsidiary’s nonrecourse debt secured by the real estate, the reporting entity should apply the guidance for real estate sales when evaluating the subsidiary for deconsolidation.

Guidance that amends the disclosures about offsetting assets and liabilities. The new guidance requires disclosures of both gross and net information about offsetting and related arrangements. Subsequently, amendments were issued to clarify the scope of this guidance covering only those derivatives that are either offsets in accordance with the right of setoff conditions, the balance sheet netting criteria or subject to an enforceable master netting arrangement or similar agreement.

Amended guidance on presentation of AOCI. The amendments require disclosures about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement of operations or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts.

Future Adoption of New Accounting Standards—The FASB issued the following significant accounting guidance relevant to American National. Each became effective for American National on January 1, 2014 and unless stated otherwise, did not have a material effect on the consolidated financial statements:

Guidance addressing questions on the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act on health insurers’ financial statements. The guidance specifies that the liability for the fee should be recorded in full once the entity provides qualifying health insurance in the applicable calendar year. The corresponding deferred cost is then amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable.

Amended guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date. The amended guidance requires the entity to measure obligations resulting from joint and several liability arrangements as the sum of the amount the reporting entity agreed with co-obligors to pay and any additional amounts it expects to pay on behalf of one or more co-obligors.

Guidance that allows investors to elect the use of proportional amortization method to account for investments in qualified affordable housing projects, if certain conditions are met. The new guidance replaces the effective yield method and allows an investor to amortize the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance requires new disclosure for all investors for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments.

4. INVESTMENTS IN SECURITIES

The cost or amortized cost and fair value of investments in securities are shown below (in thousands):

	December 31, 2013
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. treasury and government	$1,738	$6	$—	$1,744
U.S. states and political subdivisions	346,240	16,945	(529)	362,656
Foreign governments	29,099	2,505	—	31,604
Corporate debt securities	7,700,559	410,232	(116,900)	7,993,891
Residential mortgage-backed securities	400,619	20,711	(2,647)	418,683
Collateralized debt securities	2,366	225	—	2,591
Other debt securities	10,726	1,173	—	11,899

Total bonds held-to-maturity	8,491,347	451,797	(120,076)	8,823,068

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	21,751	725	—	22,476
U.S. states and political subdivisions	630,199	22,118	(13,756)	638,561
Foreign governments	5,000	1,649	—	6,649
Corporate debt securities	3,689,349	171,717	(54,033)	3,807,033
Residential mortgage-backed securities	61,135	2,940	(1,068)	63,007
Commercial mortgage-backed securities	18,223	11,037	—	29,260
Collateralized debt securities	13,884	1,320	(18)	15,186
Other debt securities	16,850	679	(28)	17,501

Total bonds available-for-sale	4,456,391	212,185	(68,903)	4,599,673

Equity securities
Common stock	717,390	653,967	(2,362)	1,368,995
Preferred stock	23,690	18,301	(378)	41,613

Total equity securities	741,080	672,268	(2,740)	1,410,608

Total investments in securities	$13,688,818	$1,336,250	$(191,719)	$14,833,349

	December 31, 2012
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. treasury and government	$3,593	$69	$—	$3,662
U.S. states and political subdivisions	393,541	40,161	(7)	433,695
Foreign governments	29,071	4,367	—	33,438
Corporate debt securities	7,993,167	748,773	(6,782)	8,735,158
Residential mortgage-backed securities	549,384	42,313	(1,195)	590,502
Collateralized debt securities	2,500	321	—	2,821
Other debt securities	38,026	3,449	—	41,475

Total bonds held-to-maturity	9,009,282	839,453	(7,984)	9,840,751

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	19,649	1,156	—	20,805
U.S. states and political subdivisions	570,751	44,792	(105)	615,438
Foreign governments	5,000	2,344	—	7,344
Corporate debt securities	3,582,913	303,908	(14,188)	3,872,633
Residential mortgage-backed securities	89,486	5,165	(266)	94,385
Commercial mortgage-backed securities	20,933	3,509	—	24,442
Collateralized debt securities	17,676	1,448	(33)	19,091
Other debt securities	10,059	1,379	—	11,438

Total bonds available-for-sale	4,316,467	363,701	(14,592)	4,665,576

Equity securities
Common stock	660,889	383,634	(6,739)	1,037,784
Preferred stock	27,690	9,995	(30)	37,655

Total equity securities	688,579	393,629	(6,769)	1,075,439

Total investments in securities	$14,014,328	$1,596,783	$(29,345)	$15,581,766

The amortized cost at fair value, by contractual maturity, of fixed maturity securities are shown below (in thousands):

	December 31, 2013
	Bonds Held-to-Maturity		Bonds Available-for-Sale
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$471,523	$481,977	$568,739	$581,613
Due after one year through five years	2,444,442	2,668,395	1,050,376	1,154,694
Due after five years through ten years	5,049,179	5,131,790	2,412,979	2,436,626
Due after ten years	520,353	535,869	419,297	421,759
Without single maturity date	5,850	5,037	5,000	4,981

Total	$8,491,347	$8,823,068	$4,456,391	$4,599,673

Actual maturities differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Residential and commercial mortgage-backed securities, which are not due at a single maturity, have been allocated to their respective categories based on the year of final contractual maturity.

Proceeds from sales of available-for-sale securities, with the related gross realized gains and losses, are shown below (in thousands):

	Years ended December 31,
	2013	2012	2011
Proceeds from sales of available-for-sale securities	$228,159	$221,686	$228,712
Gross realized gains	43,263	52,998	70,339
Gross realized losses	(3,413)	(2,009)	(1,600)

All gains and losses for securities sold throughout the year were determined using specific identification of the securities sold. During 2013 and 2012, bonds with a carrying value of $13,492,000 and $62,500,000, respectively, were transferred from held-to-maturity to available-for-sale after a significant deterioration in the issuers’ creditworthiness became evident. An unrealized loss of $236,000 was established at the time of the transfer in 2013, while an other-than-temporary impairment of $11,358,000 was recorded in 2012 following the transfers at fair value.

In accordance with various regulations, American National had bonds on deposit with regulating authorities with a carrying value of $50,471,000 and $50,027,000 at December 31, 2013 and 2012, respectively. In addition, American National has pledged bonds in connection with agreements and transactions, such as financing and reinsurance agreements. The carrying value of bonds pledged was $68,125,000 and $73,176,000 at December 31, 2013 and 2012, respectively.

Change in net unrealized gains (losses) on securities

The components of the change in net unrealized gains (losses) on securities are shown below (in thousands):

	Years ended December 31,
	2013	2012	2011
Bonds available-for-sale	$(205,827)	$103,112	$47,701
Equity securities	282,668	91,459	(66,689)

Change in net unrealized gains (losses) on securities during the year	76,841	194,571	(18,988)
Adjustments for
Deferred policy acquisition costs	59,893	(40,103)	(4,075)
Participating policyholders’ interest	(2,300)	(6,772)	(1,772)
Deferred federal income tax benefit (expense)	(47,339)	(51,691)	8,579

Change in net unrealized gains (losses) on securities, net of tax	$87,095	$96,005	$(16,256)

The gross unrealized losses and fair value of the investment securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are shown below (in thousands):

	December 31, 2013
	Less than 12 months		12 Months or more		Total
	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$(529)	$22,430	$—	$—	$(529)	$22,430
Corporate debt securities	(104,308)	1,916,758	(12,592)	109,603	(116,900)	2,026,361
Residential mortgage-backed securities	(1,718)	31,715	(929)	13,514	(2,647)	45,229

Total bonds held-to-maturity	(106,555)	1,970,903	(13,521)	123,117	(120,076)	2,094,020

Fixed maturity securities, bonds available-for-sale
U.S. Treasury & other U.S. Gov corporations	—	725	—	—	—	725
and agencies
U.S. states and political subdivisions	(13,271)	168,093	(485)	2,905	(13,756)	170,998
Corporate debt securities	(49,198)	1,083,677	(4,835)	92,004	(54,033)	1,175,681
Residential mortgage-backed securities	(978)	16,835	(90)	1,872	(1,068)	18,707
Collateralized debt securities	(3)	205	(15)	587	(18)	792
Other debt securities	(28)	10,027	—	—	(28)	10,027

Total bonds available-for-sale	(63,478)	1,279,562	(5,425)	97,368	(68,903)	1,376,930

Equity securities
Common stock	(2,362)	29,978	—	—	(2,362)	29,978
Preferred stock	(378)	6,123	—	—	(378)	6,123

Total equity securities	(2,740)	36,101	—	—	(2,740)	36,101

Total	$(172,773)	$3,286,566	$(18,946)	$220,485	$(191,719)	$3,507,051

	December 31, 2012
	Less than 12 months		12 Months or more		Total
	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$(6)	$914	$(1)	$80	$(7)	$994
Corporate debt securities	(4,394)	319,434	(2,388)	39,632	(6,782)	359,066
Residential mortgage-backed securities	(147)	13,824	(1,048)	24,666	(1,195)	38,490

Total bonds held-to-maturity	(4,547)	334,172	(3,437)	64,378	(7,984)	398,550

Fixed maturity securities, bonds available-for-sale
U.S. states and political subdivisions	(105)	6,523	—	—	(105)	6,523
Corporate debt securities	(2,077)	242,261	(12,111)	70,187	(14,188)	312,448
Residential mortgage-backed securities	(34)	1,527	(232)	8,029	(266)	9,556
Collateralized debt securities	(8)	527	(25)	911	(33)	1,438

Total bonds available-for-sale	(2,224)	250,838	(12,368)	79,127	(14,592)	329,965

Equity securities
Common stock	(6,739)	64,003	—	—	(6,739)	64,003
Preferred stock	(30)	30	—	—	(30)	30

Total equity securities	(6,769)	64,033	—	—	(6,769)	64,033

Total	$(13,540)	$649,043	$(15,805)	$143,505	$(29,345)	$792,548

As of December 31, 2013, the securities with unrealized losses were not deemed to be other-than-temporarily impaired, including those with the duration of the unrealized losses exceeding one year. American National has the ability and intent to hold those securities until a market price recovery or maturity. Further, it is not more-likely-than-not that American National will be required to sell them prior to recovery, and recovery is expected in a reasonable period of time. It is possible an issuer’s financial circumstances may be different in the future, which may lead to a different impairment conclusion in future periods.

Credit Risk Management

Bonds distributed by credit quality rating, using both S&P and Moody’s ratings, are shown below:

	December 31,
	2013	2012
AAA	4.9%	5.5%
AA	11.3	10.6
A	40.7	38.2
BBB	39.2	41.4
BB and below	3.9	4.3

Total	100.0%	100.0%

Equity securities by market sector distribution are shown below:

	December 31,
	2013	2012
Consumer goods	19.8%	20.3%
Energy and utilities	15.0	15.8
Financials	19.3	18.9
Healthcare	12.7	12.7
Industrials	9.0	9.1
Information technology	15.7	16.9
Other	8.5	6.3

Total	100.0%	100.0%

5. MORTGAGE LOANS

Generally, commercial mortgage loans are secured by first liens on income-producing real estate. American National attempts to maintain a diversified portfolio by considering the property-type and location of the underlying collateral. Mortgage loans by property-type and geographic distribution are as follows:

	December 31,
	2013	2012
Hotel and motel	10.0%	13.9%
Industrial	24.9	24.0
Office	34.0	34.9
Retail	19.6	17.7
Other	11.5	9.5

Total	100.0%	100.0%

	December 31,
	2013	2012
East North Central	19.3%	18.2%
East South Central	6.8	7.1
Mountain	10.0	7.0
Pacific	12.3	13.3
South Atlantic	19.6	23.0
West South Central	26.4	23.2
Other	5.6	8.2

Total	100.0%	100.0%

During 2013, American National foreclosed one loan with a recorded investment of $5,600,000, and during 2012, four loans with a recorded investment of $34,562,000. American National also sold one commercial loan with a recorded investment of $23,304,000 resulting in a gain of $115,000 in 2013, and one commercial loan with a recorded investment of $19,665,000 resulting in a realized gain of $2,607,000 in 2012.

There were no non-cash transactions during 2013. However, during 2012, mortgage loans with carrying value of $15,865,000 were transferred to investments in unconsolidated affiliates.

Credit Quality

Commercial mortgage loans placed on nonaccrual status are shown below (in thousands):

	December 31,
	2013	2012
Retail	$2,739	$12,861

The credit quality of the mortgage loan portfolio is assessed by evaluating the credit risk of each borrower. A loan is classified as performing or non-performing based on whether all of the contractual terms of the loan have been met.

The age analysis of past due commercial mortgage loans is shown below (in thousands):

	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days	Total Past Due	Current	Total Mortgage Loans
December 31, 2013
Industrial	$—	$—	$2,739	$2,739	$821,741	$824,480
Office	—	—	—	—	1,124,818	1,124,818
Retail	—	—	—	—	651,236	651,236
Other	—	—	—	—	710,889	710,889

Total	$—	$—	$2,739	$2,739	$3,308,684	3,311,423

Allowance for loan losses						12,181

Mortgage loans on real estate, net of allowance						$3,299,242

December 31, 2012
Industrial	$—	$—	$—	$—	$755,198	$755,198
Office	—	—	—	—	1,100,407	1,100,407
Retail	—	—	12,861	12,861	547,965	560,826
Other	—	—	—	—	738,592	738,592

Total	$—	$—	$12,861	$12,861	$3,142,162	$3,155,023

Allowance for loan losses						12,012

Mortgage loans on real estate, net of allowance						$3,143,011

Total mortgage loans are net of unamortized discounts of $852,000 and $4,346,000 and unamortized origination fees of $15,709,000 and $14,076,000 at December 31, 2013 and 2012, respectively. No unearned income is included in these amounts.

Allowance for Credit Losses

Loans not evaluated individually for collectibility are segregated by property-type and location, and allowance factors are applied. These factors are developed annually and reviewed quarterly based on our historical loss experience adjusted for the expected trend in the rate of foreclosure losses. Allowance factors are higher for loans of certain property types and in certain regions based on loss experience or a blended historical loss factor.

The change in allowance for credit losses in commercial mortgage loans is shown below (in thousands):

	Collectively Evaluated for Impairment	Individually Evaluated for Impairment	Total
Balance at December 31, 2010	$11,395	$2,393	$13,788

Write down	—	(1,900)	(1,900)
Change in allowance	(567)	—	(567)

Balance at December 31, 2011	10,828	493	11,321

Write down	—	(2,277)	(2,277)
Change in allowance	691	2,277	2,968

Balance at December 31, 2012	11,519	493	12,012

Change in allowance	169	—	169

Balance at December 31, 2013	$11,688	$493	$12,181

At December 31, 2013 and 2012, the recorded investment for loans collectively evaluated for impairment was $3,294,235,000 and $3,045,486,000, respectively, and the recorded investment for loans individually evaluated for impairment was $17,188,000 and $109,537,000, respectively.

Loans individually evaluated for impairment with and without an allowance are shown below (in thousands):

	Years ended December 31,
	2013		2012		2011
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With an allowance recorded
Retail	$493	$—	$493	$—	$493	$—

Without an allowance recorded
Office	$12,444	$809	$36,710	$2,452	$49,088	$3,506
Industrial	2,773	180	—	—	57,514	3,628
Retail	1,673	103	17,329	1,129	15,535	1,514
Other	—	—	55,551	3,758	111,407	7,546

Total	$16,890	$1,092	$109,590	$7,339	$233,544	$16,194

	December 31,
	2013		2012
	Recorded Investment	Unpaid Principal Balance	Recorded Investment	Unpaid Principal Balance
With an allowance recorded
Retail (related allowance of $493 and $493)	$493	$493	$493	$493

Without an allowance recorded
Office	$12,377	$12,377	$36,544	$36,544
Industrial	2,739	2,739	—	—
Retail	1,579	1,579	17,180	17,180
Other	—	—	55,320	55,320

Total	$16,695	$16,695	$109,044	$109,044

Troubled Debt Restructurings

American National has granted concessions to mortgage loan borrowers related to their ability to pay the loans which are classified as troubled debt restructurings. Concessions are generally one of, or a combination of, a delay in payment of principal or interest, a reduction of the contractual interest rate or an extension of the maturity date. American National considers the amount, timing and extent of concessions in determining any impairment or changes in the specific allowance for loan losses recorded in connection with a troubled debt restructuring. The carrying value after specific allowance, before and after modification in a troubled debt restructuring, may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

The number of mortgage loans and recorded investment in troubled debt restructuring are as follows:

	Years ended December 31,
	2013			2012
	Number of contracts	Recorded investment pre- modification	Recorded investment post modification	Number of contracts	Recorded investment pre- modification	Recorded investment post modification
Industrial	1	$2,739	$2,739	—	$—	$—
Office	1	6,432	6,432	3	13,023	13,023
Retail	—	—	—	1	4,319	4,319

Total	2	$9,171	$9,171	4	$17,342	$17,342

There are no commitments to lend additional funds to debtors whose loans have been modified in troubled debt restructuring, and there have been no defaults on modified loans during the period.

6. INVESTMENT REAL ESTATE

Investment real estate by property-type and geographic distribution are as follows:

	December 31,
	2013	2012
Industrial	12.3%	18.1%
Office	23.1	21.9
Retail	43.4	41.0
Other	21.2	19.0

Total	100.0%	100.0%

	December 31,
	2013	2012
East North Central	7.8%	10.3%
East South Central	5.4	5.3
Mountain	6.0	6.2
Pacific	5.5	2.9
South Atlantic	13.4	11.2
West South Central	59.0	60.8
Other	2.9	3.3

Total	100.0%	100.0%

American National and its wholly-owned subsidiaries regularly invest in real estate partnerships and joint ventures. American National frequently participates in the design of these entities with the sponsor, but in most cases, its involvement is limited to financing. Through analysis performed by American National, some of these partnerships and joint ventures have been determined to be variable interest entities (“VIEs”). In certain instances, in addition to an economic interest in the entity, American National holds the power to direct the most significant activities of the entity and is deemed the primary beneficiary or consolidator of the entity. The assets of the consolidated VIEs are restricted and must first be used to settle their liabilities. Creditors or beneficial interest holders of these VIEs have no recourse to the general credit of American National, as American National’s obligation is limited to the amount of its committed investment. American National has not provided financial or other support to the VIEs in the form of liquidity arrangements, guarantees, or other commitments to third parties that may affect the fair value or risk of its variable interest in the VIEs in 2013 or 2012.

The assets and liabilities relating to the VIEs included in the consolidated financial statements are as follows (in thousands):

	December 31,
	2013	2012
Investment real estate	$123,624	$162,502
Short-term investments	—	969
Cash and cash equivalents	2,154	3,671
Accrued investment income	2,197	2,641
Other receivables	8,488	11,709
Other assets	6,016	6,487

Total assets of consolidated VIEs	$142,479	$187,979

Notes payable	$113,849	$163,384
Other liabilities	6,680	6,647

Total liabilities of consolidated VIEs	$120,529	$170,031

The notes payable in the consolidated statements of financial position pertain to the borrowings of the consolidated VIEs. The liability of American National Insurance Company relating to notes payable of the consolidated VIEs is limited to the amount of its direct or indirect investment in the respective ventures, which totaled $12,782,000 and $18,063,000 at December 31, 2013 and 2012, respectively. The current portion of notes payable was $3,199,000 and $50,884,000 at December 31, 2013 and 2012, respectively. The average interest rate on the current portion of the notes payable was 4.25% during 2013. The total long-term portion of notes payable consists of three notes with the following interest rates: 4.0%, and adjusted LIBOR plus LIBOR margin. Of the long-term notes payable, $9,375,000 will mature in 2016, with the remainder maturing beyond 5 years.

For other VIEs in which American National is a partner, it is not the primary beneficiary and these entities were not consolidated, as the major decisions that most significantly impact the economic activities of the VIE require unanimous consent of all partners. The following table presents the carrying amount and maximum exposure to loss relating to unconsolidated VIEs (in thousands):

	December 31,
	2013		2012
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Investment in unconsolidated affiliates	$195,794	$195,794	$110,107	$110,107
Mortgage loans	101,648	101,648	57,434	57,434
Accrued investment income	454	454	309	309

As of December 31, 2013, a real estate investment with a carrying value of $15,086,000 was classified as held for sale as of after an offer to purchase the property was received and it is likely the transaction will occur in 2014. The property is carried at fair value less estimated selling cost, which resulted in a $300,000 loss.

7. DERIVATIVE INSTRUMENTS

American National purchases over-the-counter equity-indexed options as economic hedges against fluctuations in the equity markets to which equity-indexed products are exposed. Equity-indexed contracts include a fixed host universal-life insurance or annuity contract and an equity-indexed embedded derivative. The detail of derivative instruments is shown below (in thousands, except the number of instruments):

		December 31,
Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Financial Position	2013			2012
		Number of Instruments	Notional Amounts	Estimated Fair Value	Number of Instruments	Notional Amounts	Estimated Fair Value
Equity-indexed options	Other invested assets	394	$951,400	$164,753	356	$846,900	$82,625
Equity-indexed embedded derivative	Policyholders’ account balances	33,579	819,200	148,435	22,941	722,500	75,032

		Gains (Losses) Recognized in Income on Derivatives
Derivatives Not Designated	Location in the	Years ended December 31,
as Hedging Instruments	Consolidated Statements of Operations	2013	2012	2011
Equity-indexed options	Net investment income	$83,307	$18,931	$(2,794)
Equity-indexed embedded derivative	Interest credited to policyholders’ account balances	(67,177)	(13,528)	7,798

8. NET INVESTMENT INCOME AND REALIZED INVESTMENT GAINS (LOSSES)

Net investment income is shown below (in thousands):

	Years ended December 31,
	2013	2012	2011
Bonds	$631,561	$680,552	$688,953
Equity securities	30,668	29,085	27,494
Mortgage loans	221,773	205,067	198,056
Real estate	11,504	14,041	18,846
Options	83,307	18,931	(2,794)
Other invested assets	37,997	37,722	37,610

Total	$1,016,810	$985,398	$968,165

Realized investment gains (losses) are shown below (in thousands):

	Years ended December 31,
	2013	2012	2011
Bonds	$25,577	$41,817	$14,495
Equity securities	35,322	35,047	67,671
Mortgage loans	834	(361)	6,275
Real estate	62,531	13,049	12,033
Other invested assets	(120)	1,173	(105)

Total	$124,144	$90,725	$100,369

The other-than-temporary-impairment losses are shown below (in thousands):

	Years ended December 31,
	2013	2012	2011
Bonds	$—	$(12,658)	$—
Equity securities	(4,591)	(9,859)	(9,503)

Total	$(4,591)	$(22,517)	$(9,503)

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and fair value of financial instruments are shown below (in thousands):

	December 31,
	2013		2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets
Fixed maturity securities, bonds held-to-maturity	$8,491,347	$8,823,068	$9,009,282	$9,840,751
Fixed maturity securities, bonds available-for-sale	4,599,673	4,599,673	4,665,576	4,665,576
Equity securities	1,410,608	1,410,608	1,075,439	1,075,439
Equity-indexed options	164,753	164,753	82,625	82,625
Mortgage loans on real estate, net of allowance	3,299,242	3,470,663	3,143,011	3,441,645
Policy loans	397,407	397,407	395,333	395,333
Short-term investments	495,386	495,386	313,086	313,086
Separate account assets	970,954	970,954	841,389	841,389

Total financial assets	$19,829,370	$20,332,512	$19,525,741	$20,655,844

Financial liabilities
Investment contracts	$9,423,122	$9,423,122	$9,987,431	$9,987,431
Embedded derivative liability for
equity-indexed contracts	148,435	148,435	75,032	75,032
Notes payable	113,849	113,849	163,384	163,384
Separate account liabilities	970,954	970,954	841,389	841,389

Total financial liabilities	$10,656,360	$10,656,360	$11,067,236	$11,067,236

Summary

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. American National has evaluated the types of securities in its investment portfolio to determine an appropriate hierarchy level based upon trading activity and the observability of market inputs. The classification of assets or liabilities within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Fixed Maturity Securities and Equity Options—American National utilizes a pricing service to estimate fair value measurements. The estimates of fair value for most fixed maturity securities, including municipal bonds, provided by the pricing service are disclosed as Level 2 measurements as the estimates are based on observable market information rather than market quotes.

The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets. Since fixed maturity securities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications, which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Additionally, an option adjusted spread model is used to develop prepayment and interest rate scenarios.

The pricing service evaluates each asset class based on relevant market information, credit information, perceived market movements and sector news. The market inputs utilized in the pricing evaluation, listed in the approximate order of priority, include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and economic events. The extent of the use of each market input depends on the asset class and the market conditions. Depending on the security, the priority of the use of inputs may change or some market inputs may not be relevant. For some securities, additional inputs may be necessary.

American National has reviewed the inputs and methodology used and the techniques applied by the pricing service to produce quotes that represent the fair value of a specific security. The review confirms that the pricing service is utilizing information from observable transactions or a technique that represents a market participant’s assumptions. American National does not adjust quotes received from the pricing service. The pricing service utilized by American National has indicated that they will only produce an estimate of fair value if there is objectively verifiable information available.

American National holds a small amount of private placement debt and fixed maturity securities that have characteristics that make them unsuitable for matrix pricing. For these securities, a quote from an independent broker (typically a market maker) is obtained. Due to the disclaimers on the quotes that indicate that the price is indicative only, American National includes these fair value estimates in Level 3.

The pricing of certain commercial mortgage-backed securities use discounted cash flow models, and these securities are classified as Level 3 measurements. These models include significant non-observable inputs including an internally determined credit rating of the security and an externally provided credit spread. At December 31, 2013 and 2012, the modeled discount rate ranges from 5.9% to 6.0%.

For securities priced using a quote from an independent broker, such as the equity options and certain fixed maturity securities, American National uses a market-based fair value analysis to validate the reasonableness of prices received from an independent broker. Price variances above a certain threshold are analyzed further to determine if any pricing issue exists. This analysis is performed quarterly.

Equity Securities—For publicly-traded equity securities, prices are received from a nationally recognized pricing service that are based on observable market transactions, and these securities are classified as Level 1 measurements. For certain preferred stock, current market quotes in active markets are unavailable. In these instances, an estimate of fair value is received from the pricing service. The service utilizes similar methodologies to price preferred stocks as it does for fixed maturity securities. These estimates are disclosed as Level 2 measurements. American National tests the accuracy of the information provided by reference to other services regularly.

Mortgage Loans—The fair value of mortgage loans is estimated using discounted cash flow analyses on a loan by loan basis by applying a discount rate to expected cash flows from future installment and balloon payments. The discount rate takes into account general market trends and specific credit risk trends for the individual loan. Factors used to arrive at the discount rate include inputs from spreads based on U.S. Treasury notes and the loan’s credit quality, region, property type, lien priority, payment type and current status.

Embedded Derivative—The embedded derivative liability for equity-indexed contracts is measured at fair value and is recalculated each reporting period using equity option pricing models. To validate the assumptions used to price the embedded derivative liability, American National measures and compares embedded derivative returns against the returns of equity options held to hedge the liability cash flows.

The significant unobservable input used to calculate the fair value of the embedded derivatives is equity option implied volatility. An increase in implied volatility will result in an increase in the value of the equity-indexed embedded derivatives, all other things being equal. At December 31, 2013 and 2012, the one year implied volatility used to estimate embedded derivative value was 15.0% and 18.1%, respectively.

Other Financial Instruments—Other financial instruments classified as Level 3 measurements, as there is little or no market activity, are as follows:

Policy loans—The carrying value of policy loans is the outstanding balance plus any accrued interest. Due to the collateralized nature of policy loans that it cannot be separated from the policy contract and the unpredictable timing of repayments and that settlement is at outstanding value, American National believes the carrying value of policy loans approximates fair value.

Investment contracts —The carrying value of investment contracts is equivalent to the accrued account balance. The accrued account balance consists of deposits, net of withdrawals, plus or minus interest credited, fees and charges assessed and other adjustments. American National believes that the carrying value of investment contracts approximates fair value because the majority of these contracts’ interest rates reset to current rates offered at anniversary.

Notes payable—Notes payable are carried at outstanding principal balance. The carrying value of the notes payable approximates fair value because the underlying interest rates approximate market rates at the balance sheet date.

Quantitative Disclosures

The fair value hierarchy measurements of the financial instruments are shown below (in thousands):

	Fair Value Measurement as of December 31, 2013
	Total Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity securities, bonds held-to-maturity
U.S. treasury and government	$1,743	$—	$1,743	$—
U.S. states and political subdivisions	362,657	—	362,657	—
Foreign governments	31,605	—	31,605	—
Corporate debt securities	7,993,891	—	7,950,418	43,473
Residential mortgage-backed securities	418,682	—	417,687	995
Collateralized debt securities	2,591	—	—	2,591
Other debt securities	11,899	—	11,899	—

Total bonds held-to-maturity	8,823,068	—	8,776,009	47,059

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	22,477	—	22,477	—
U.S. states and political subdivisions	638,560	—	636,040	2,520
Foreign governments	6,649	—	6,649	—
Corporate debt securities	3,807,033	—	3,794,809	12,224
Residential mortgage-backed securities	63,007	—	60,841	2,166
Commercial mortgage-backed securities	29,260	—	—	29,260
Collateralized debt securities	15,186	—	13,052	2,134
Other debt securities	17,501	—	17,501	—

Total bonds available-for-sale	4,599,673	—	4,551,369	48,304

Equity securities
Common stock	1,368,995	1,368,995	—	—
Preferred stock	41,613	41,613	—	—

Total equity securities	1,410,608	1,410,608	—	—

Options	164,753	—	—	164,753
Mortgage loans on real estate	3,470,663	—	3,470,663	—
Policy loans	397,407	—	—	397,407
Short-term investments	495,386	—	495,386	—
Separate account assets	970,954	—	970,954	—

Total financial assets	$20,332,512	$1,410,608	$18,264,381	$657,523

Financial liabilities
Investment contracts	$9,423,122	$—	$—	$9,423,122
Embedded derivative liability for equity-indexed contracts	148,435	—	—	148,435
Notes payable	113,849	—	—	113,849
Separate account liabilities	970,954	—	970,954	—

Total financial liabilities	$10,656,360	$—	$970,954	$9,685,406

	Fair Value Measurement as of December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity securities, bonds held-to-maturity
U.S. treasury and government	$3,662	$—	$3,662	$—
U.S. states and political subdivisions	433,695	—	433,695	—
Foreign governments	33,438	—	33,438	—
Corporate debt securities	8,735,158	—	8,662,164	72,994
Residential mortgage-backed securities	590,502	—	589,441	1,061
Collateralized debt securities	2,821	—	—	2,821
Other debt securities	41,475	—	41,475	—

Total bonds held-to-maturity	9,840,751	—	9,763,875	76,876

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	20,805	—	20,805	—
U.S. states and political subdivisions	615,438	—	612,913	2,525
Foreign governments	7,344	—	7,344	—
Corporate debt securities	3,872,633	—	3,796,949	75,684
Residential mortgage-backed securities	94,385	—	91,938	2,447
Commercial mortgage-backed securities	24,442	—	—	24,442
Collateralized debt securities	19,091	—	17,156	1,935
Other debt securities	11,438	—	11,438	—

Total bonds available-for-sale	4,665,576	—	4,558,543	107,033

Equity securities
Common stock	1,037,784	1,037,784	—	—
Preferred stock	37,655	37,652	—	3

Total equity securities	1,075,439	1,075,436	—	3

Options	82,625	—	—	82,625
Mortgage loans on real estate	3,441,645	—	3,441,645	—
Policy loans	395,333	—	—	395,333
Short-term investments	313,086	—	313,086	—
Separate account assets	841,389	—	841,389	—

Total financial assets	$20,655,844	$1,075,436	$18,918,538	$661,870

Financial liabilities
Investment contracts	$9,987,431	$—	$—	$9,987,431
Embedded derivative liability for equity-indexed contracts	75,032	—	—	75,032
Notes payable	163,384	—	—	163,384
Separate account liabilities	841,389	—	841,389	—

Total financial liabilities	$11,067,236	$—	$841,389	$10,225,847

For financial instruments measured at fair value on a recurring basis using Level 3 inputs during the period, a reconciliation of the beginning and ending balances is shown below (in thousands):

	Level 3
	Assets		Liability
	Investment Securities	Equity- Indexed Options	Embedded Derivative
Balance at Decemeber 31, 2010	$21,747	$66,716	$59,644
Total realized and unrealized investment gains/losses
Included in other comprehensive income	(490)	—	—
Net fair value change included in realized gains/losses	184	—	—
Net gain (loss) for derivatives included in net investment income	—	(9,199)	—
Net change included in interest credited	—	—	(7,798)
Purchases, sales and settlements or maturities
Purchases	52	17,122	—
Sales	—	—	—
Settlements or maturities	(10,728)	(9,451)	—
Premiums less benefits	—	—	11,429
Gross transfers into Level 3	5,050	—	—

Balance at Decemeber 31, 2011	15,815	65,188	63,275

Total realized and unrealized investment gains/losses included in other comprehensive income	24,267	—	—
Net fair value change included in realized gains/losses	(11,485)	—	—
Net gain (loss) for derivatives included in net investment income	—	12,372	—
Net change included in interest credited	—	—	13,528
Purchases, sales and settlements or maturities
Purchases	32,141	14,684	—
Sales	—	—	—
Settlements or maturities	(1,795)	(9,619)	—
Premiums less benefits	—	—	(1,771)
Tranfers from held to maturity	13,118
Gross transfers into Level 3	34,975	—	—

Balance at Decemeber 31, 2012	107,036	82,625	75,032

Total realized and unrealized investment gains/losses included in other comprehensive income	9,355	—	—
Net fair value change included in realized gains/losses	1,082	—	—
Net gain (loss) for derivatives included in net investment income	—	76,268	—
Net change included in interest credited	—	—	67,177
Net capitalized interest
Purchases, sales and settlements or maturities
Purchases	2,153	15,906	—
Sales	(10,452)	—	—
Settlements or maturities	(7,268)	(10,046)	—
Premiums less benefits	—	—	6,226
Gross transfers out of Level 3	(53,602)	—	—

Balance at December 31, 2013	$48,304	$164,753	$148,435

Within the net gain (loss) for derivatives included in net investment income were an unrealized gain/loss of $72,071,000, $8,710,000 and of ($12,613,000) relating to assets still held at December 31, 2013, 2012, and 2011, respectively.

There were no transfers between Level 1 and Level 2 fair value hierarchies. The transfers into Level 3 were the result of existing securities no longer being priced by the third-party pricing service at the end of the period. American National’s valuation of these securities involves judgment regarding assumptions market participants would use including quotes from independent brokers. The transfers out of Level 3 were securities being priced by a third-party service at the end of the period, using inputs that are observable or derived from market data, which resulted in classification of these assets as Level 2.

10. DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs are shown below (in thousands):

	Life	Annuity	& Health	Casualty	Total
Balance at December 31, 2010	$646,894	$440,328	$64,268	$135,016	$1,286,506

Additions	76,890	116,206	11,815	242,640	447,551
Amortization	(74,775)	(86,852)	(20,987)	(226,675)	(409,289)
Effect of change in unrealized gains on available-for-sale securities	2,571	(6,646)	—	—	(4,075)

Net change	4,686	22,708	(9,172)	15,965	34,187

Balance at December 31, 2011	651,580	463,036	55,096	150,981	1,320,693

Additions	80,877	68,799	11,018	215,281	375,975
Amortization	(73,710)	(90,523)	(16,908)	(227,749)	(408,890)
Effect of change in unrealized gains on available-for-sale securities	(5,331)	(34,772)	—	—	(40,103)

Net change	1,836	(56,496)	(5,890)	(12,468)	(73,018)

Balance at December 31, 2012	653,416	406,540	49,206	138,513	1,247,675

Additions	107,410	49,397	13,263	208,889	378,959
Amortization	(82,658)	(85,756)	(15,249)	(225,131)	(408,794)
Effect of change in unrealized gains on available-for-sale securities	5,916	53,977	—	—	59,893

Net change	30,668	17,618	(1,986)	(16,242)	30,058

Balance at December 31, 2013	$684,084	$424,158	$47,220	$122,271	$1,277,733

Effective January 1, 2012, American National retrospectively adopted a new accounting guidance for deferring costs associated with acquiring or renewing insurance contracts. The amended accounting guidance limits the deferrable cost to those incremental direct costs associated with the successful acquisition or renewal of insurance contracts. It also specifies that advertising costs should be deferred only if the capitalization criteria for direct-response advertising are met. Upon adoption, the DAC asset was reduced by $34,260,000 as a result of acquisition costs previously deferred that are no longer eligible for deferral under the new guidance.

Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

11. LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

American National establishes liabilities for amounts payable under insurance and annuity policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of expected benefit payments reduced by the present value of expected premiums. Such liabilities are established on a block of business based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability termination, investment return, inflation, expenses, and other contingent events as appropriate to the respective product type.

Future policy benefits for non-participating traditional life insurance are equal to the aggregate of the present value of expected benefit payments and related expenses less the present value of expected net premiums. Assumptions as to mortality and persistency are based upon American National’s experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.0% to 8.0%.

Future policy benefit liabilities for participating traditional life insurance are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 5.5%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts; and (ii) the liability for terminal dividends.

Future policy benefit liabilities for individual fixed deferred annuities after annuitization and single premium immediate annuities are equal to the present value of expected future payments. The interest rate used in establishing such liabilities range from 3.0% to 5.6% for all policies in-force.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3.5% to 8.0%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3.0% to 4.5%.

Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1.0% to 8.0% (some annuities have enhanced first year crediting rates ranging from 1.0% to 7.0%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments.

12. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The liability for unpaid claims and claim adjustment expenses (“claims”) for accident and health, and property and casualty insurance is included in the “Policy and contract claims” in the consolidated statements of financial position and represents the amount estimated for claims that have been reported but not settled and IBNR claims. Liability for unpaid claims are estimated based upon American National’s historical experience and actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of the changes are included in the consolidated results of operations in the period in which the changes occur.

Information regarding the liability for unpaid claims is shown below (in thousands):

	Years ended December 31,
	2013	2012	2011
Unpaid claims balance, beginning	$1,168,047	$1,180,259	$1,210,126
Less reinsurance recoverables	256,885	235,174	222,635

Net beginning balance	911,162	945,085	987,491

Incurred related to
Current	938,620	1,001,915	1,119,839
Prior years	(46,872)	(48,688)	(82,523)

Total incurred claims	891,748	953,227	1,037,316

Paid claims related to
Current	578,831	620,739	712,179
Prior years	342,942	366,411	367,543

Total paid claims	921,773	987,150	1,079,722

Net balance	881,137	911,162	945,085
Plus reinsurance recoverables	215,164	256,885	235,174

Unpaid claims balance, ending	$1,096,301	$1,168,047	$1,180,259

The net and gross reserve calculations have shown favorable development for the last several years as a result of favorable loss emergence compared to what was implied by the loss development patterns used in the original estimation of losses in prior years. Estimates for ultimate incurred claims attributable to insured events of prior years decreased by approximately $46,872,000 in 2013, $48,688,000 in 2012, and $82,523,000 in 2011.

13. REINSURANCE

American National reinsures portions of certain life insurance policies to provide a greater diversification of risk and manage exposure on larger risks. For the issue ages zero to 65, the maximum amount that would be retained by one life insurance company (American National) would be $1,500,000 individual life, $250,000 individual accidental death, $100,000 group life, and $125,000 credit life (total $1,975,000). If individual, group and credit insurance were all in force at the same time, the maximum risk on any one life could be $3,225,000. For the issue ages 66 and over, the maximum amount that would be retained by one life insurance company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life, and $125,000 credit life (total $1,175,000). If individual, group and credit insurance were all in force at the same time, the maximum risk on any one life could be $2,425,000.

For the Property and Casualty segment, American National retains the first $1,000,000 of loss per risk. Reinsurance then covers the next $5,000,000 of property and liability losses per risk. Additional excess property per risk coverage is purchased to cover risks up to $15,000,000, and excess casualty clash coverage is maintained to cover losses up to $50,000,000. Excess casualty clash covers losses incurred as a result of one casualty event involving multiple policies, excess policy limits, and excess contractual obligations. Facultative reinsurance cover is purchased for individual risks attaching at $15,000,000, as needed. Corporate catastrophe coverage is also in place for losses up to a $500,000,000 event. Catastrophe aggregate reinsurance coverage is also purchased. This cover provides for $30,000,000 of coverage after $90,000,000 of aggregated catastrophe losses has been reached. The first $10,000,000 of each catastrophe loss contributes to the $90,000,000 aggregation of losses. The catastrophe aggregate reinsurance coverage for 2013 was placed at 100%.

American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the reinsurer were to be unable to meet their obligations under any reinsurance treaties. American National had amounts recoverable from reinsurers of $414,743,000 and $418,743,000 at December 31, 2013 and 2012, respectively. None of the amount outstanding at December 31, 2013 is the subject of litigation or is in dispute with the reinsurers involved. Management believes the unfavorable resolution of any dispute that may arise would not have a material impact on American National’s consolidated financial statements.

The amounts in the consolidated financial statements include the impact of reinsurance. Information regarding the effect of reinsurance is shown below (in thousands):

	Years ended December 31,
	2013	2012	2011
Direct premiums	$1,970,400	$1,971,078	$1,978,910
Reinsurance premiums assumed from other companies	189,067	159,518	150,130
Reinsurance premiums ceded to other companies	(423,941)	(426,423)	(380,428)

Net premiums	$1,735,526	$1,704,173	$1,748,612

Life insurance in-force and related reinsurance amounts are shown below (in thousands):

	Years ended December 31,
	2013	2012	2011
Direct life insurance in-force	$80,038,270	$72,884,984	$69,912,598
Reinsurance risks assumed from other companies	32,019	103,576	244,028
Reinsurance risks ceded to other companies	(30,577,123)	(30,477,364)	(31,659,740)

Net life insurance in-force	$49,493,166	$42,511,196	$38,496,886

14. FEDERAL INCOME TAXES

A reconciliation of the effective tax rate to the statutory federal tax rate is shown below (in thousands, except percentages):

	Years ended December 31,
	2013		2012		2011
	Amount	Rate	Amount	Rate	Amount	Rate
Income tax on pre-tax income	$126,865	35.0%	$95,111	35.0%	$88,001	35.0%
Tax-exempt investment income	(6,366)	(1.8)	(7,364)	(2.7)	(8,071)	(3.2)
Dividend exclusion	(6,928)	(1.9)	(6,323)	(2.3)	(5,891)	(2.3)
Miscellaneous tax credits, net	(7,757)	(2.1)	(8,106)	(3.0)	(7,997)	(3.2)
Other items, net	(6,173)	(1.7)	2,264	0.8	(6,064)	(2.4)

Total	$99,641	27.5%	$75,582	27.8%	$59,978	23.9%

American National made payments of $73,993,000, $46,939,000 and $54,620,000 during 2013, 2012, and 2011, respectively.

The tax effects of temporary differences that gave rise to the deferred tax assets and liabilities are shown below (in thousands):

	Years ended December 31,
	2013	2012
DEFERRED TAX ASSETS
Investments, principally due to impairment losses	$70,816	$74,117
Investment in real estate and other invested assets
principally due to investment valuation allowances	7,888	7,259
Policyholder funds, principally due to policy reserve discount	206,775	229,429
Policyholder funds, principally due to unearned premium reserve	30,871	30,337
Participating policyholders’ surplus	42,701	37,014
Pension	59,174	94,847
Commissions and other expenses	8,024	7,889
Tax carryforwards	10,843	23,041

Gross deferred tax assets	437,092	503,933

DEFERRED TAX LIABILITIES
Available-for-sale securities, principally due to net unrealized gains	284,503	257,290
Investment in bonds, principally due to accrual of discount on bonds	5,249	9,415
Deferred policy acquisition costs, due to difference between GAAP
and tax amortization methods	326,855	327,245
Property, plant and equipment, principally due to difference between
GAAP and tax depreciation methods	17,262	1,462
Other liabilities	23,651	671

Gross deferred tax liabilities	657,520	596,083

Total net deferred tax assets (liabilities)	$(220,428)	$(92,150)

Management believes that a sufficient level of taxable income will be achieved over time to utilize the deferred tax assets in the consolidated federal tax return; therefore, no valuation allowance was recorded as of December 31, 2013 and 2012. However, if not utilized beforehand, approximately $10,843,000 in ordinary loss tax carryforwards will expire on December 31, 2033.

The statute of limitations for the examination of federal income tax returns by the Internal Revenue Service for years 2006 to 2012 either has been extended or has not expired. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld. No provision for penalties was established, and no interest expense was incurred for 2013, 2012 or 2011, relating to uncertain tax positions. Management does not believe there are any uncertain tax benefits that could be recognized within the next twelve months that would decrease American National’s effective tax rate.

15. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of and changes in the accumulated other comprehensive income (loss) (“AOCI”), and the related tax effects, are shown below (in thousands):

	Net Unrealized Gains/(Losses) on Securities	Defined Benefit Pension Plan Adjustments	Foreign Currency Adjustments	AOCI
Balance at December 31, 2010	$291,093	$(65,533)	$256	$225,816

Amounts reclassified from AOCI (net of tax benefit $20,694 and expense $3,013)	(38,938)	5,596	—	(33,342)
Unrealized holding gains (losses) arising during the period (net of tax expense $14,225)	26,419			26,419
Unrealized adjustment to DAC (net of tax benefit $1,490)	(2,585)			(2,585)
Unrealized (gains) losses on investments attributable to participating policyholders’ interest (net of tax benefit $620)	(1,152)			(1,152)
Actuarial gain (loss) arising during the period (net of tax benefit of $29,910)		(55,548)		(55,548)
Foreign currency adjustment (net of tax benefit $110)			(205)	(205)

Balance at December 31, 2011	274,837	(115,485)	51	159,403

Amounts reclassified from AOCI (net of tax benefit $11,700 and expense $5,572)	(21,718)	10,349	—	(11,369)
Unrealized holding gains (losses) arising during the period (net of tax expense $79,796)	148,193			148,193
Unrealized adjustment to DAC (net of tax benefit $14,035)	(26,068)			(26,068)
Unrealized (gains) losses on investments attributable to				—
participating policyholders’ interest (net of tax benefit $2,370)	(4,402)			(4,402)
Actuarial gain (loss) arising during the period (net of tax				—
benefit of $12,851)		(23,867)		(23,867)
Foreign currency adjustment (net of tax expense $65)			120	120

Balance at December 31, 2012	370,842	(129,003)	171	242,010

Amounts reclassified from AOCI (net of tax benefit $14,757 and expense $6,204)	(27,407)	11,522	—	(15,885)
Unrealized holding gains (losses) arising during the period (net of tax expense $41,970)	77,035			77,035
Unrealized adjustment to DAC (net of tax expense $20,931)	38,962			38,962
Unrealized (gains) losses on investments attributable to participating policyholders’ interest (net of tax benefit $805)	(1,495)			(1,495)
Actuarial gain (loss) arising during the period (net of tax benefit of $39,630)		73,597		73,597
Foreign currency adjustment (net of tax benefit $276)			(512)	(512)

Balance at December 31, 2013	$457,937	$(43,884)	$(341)	$413,712

16. STOCKHOLDERS’ EQUITY AND NONCONTROLLING INTERESTS

American National has one class of common stock with a par value of $1.00 per share and 50,000,000 authorized shares. The amounts outstanding at the dates indicated are shown below:

	Years ended December 31,
	2013	2012	2011
Common stock
Shares issued	30,832,449	30,832,449	30,832,449
Treasury shares	(3,937,261)	(3,995,785)	(4,011,165)

Outstanding shares	26,895,188	26,836,664	26,821,284
Restricted shares	(190,667)	(185,334)	(261,334)

Unrestricted outstanding shares	26,704,521	26,651,330	26,559,950

Stock-based compensation

American National has one stock-based compensation plan, which allows for grants of Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock (“RS”) Awards, Restricted Stock Units (“RSU”), Performance Awards, Incentive Awards or any combination thereof. This plan is administered by the American National Board Compensation Committee. The Board Compensation Committee makes incentive awards under this plan to our executives after meeting established performance objectives. All awards are subject to review and approval by the committee and the Board of Directors, both at the time of setting applicable performance objectives and at the time of payment of the awards. The number of shares available for grants under the plan cannot exceed 2,900,000 shares, and no more than 200,000 shares may be granted to any one individual in any calendar year. Grants are made to certain officers and directors as compensation and to align their interests with those of other shareholders.

SAR, RS and RSU information for the periods indicated is shown below:

	SAR		RS Shares		RS Units
	Shares	Weighted-Average Grant Date Fair Value	Shares	Weighted-Average Grant Date Fair Value	Units	Weighted-Average Grant Date Fair Value
Outstanding at December 31, 2010	144,727	$109.40	261,334	$102.98	9,419	$102.29
Granted	—	—	—	—	61,481	79.63
Exercised	(133)	66.76	—	—	(480)	79.63
Forfeited	(4,358)	115.63	—	—	(854)	86.47
Expired	(13,467)	101.39	—	—	—	—

Outstanding at December 31, 2011	126,769	110.08	261,334	102.98	69,566	83.56

Granted	—	—	—	—	73,355	71.69
Exercised	(200)	66.76	(76,000)	88.00	(17,380)	94.47
Forfeited	(3,510)	114.02	—	—	(482)	74.85
Expired	(14,108)	100.14	—	—	—	—

Outstanding at December 31, 2012	108,951	111.31	185,334	109.13	127,059	75.06

Granted	—	—	10,000	80.05	71,084	80.05
Exercised	(19,849)	103.61	(4,667)	111.60	(76,378)	77.04
Forfeited	(334)	96.53	—	—	(396)	77.20
Expired	(14,333)	107.93	—	—	—	—

Outstanding at December 31, 2013	74,435	114.08	190,667	107.54	121,369	76.23

	SAR	RS Shares	RS Units
Weighted-average contractual remaining life (in years)	2.20	4.30	1.90
Exercisable shares	73,507	N/A	—
Weighted-average exercise price	$114.08	$107.54	$76.73
Weighted-average exercise price exercisable shares	114.43	N/A	N/A
Compensation expense (credits)
Year ended December 31, 2013	$374,000	$2,219,000	$12,342,000
Year ended December 31, 2012	(6,000)	2,418,000	7,752,000
Year ended December 31, 2011	(7,000)	2,688,000	1,873,000
Fair value of liability award
December 31, 2013	376,000	N/A	15,018,000
December 31, 2012	3,000	N/A	7,974,000

The SARs give the holder the right to cash compensation based on the difference between the stock price on the grant date and the stock price on the exercise date. The SARs vest at a rate of 20% per year for five years and expire five years after vesting.

Effective December 31, 2012, the settlement provision within outstanding RSU awards was modified to allow the recipient of the awards to settle the vested RSUs in either cash or American National’s common stock. This change in the settlement provision is expected to apply to all future issuance of RSU awards. Prior to the modification, vested RSUs were converted to American National’s common stock on a one-for-one basis. This modification changes the award classification from an equity to a liability award. At the date of modification, American National recorded a liability of $7,974,000 with a corresponding reduction in additional paid-in capital. The liability will be remeasured and adjusted for changes in the fair value each reporting period through the vesting date. RSUs generally vest after a three-year graded vesting requirement. Certain awards vest over a shorter period as a result of retirement provisions. The modification, which was applied consistently to all participants, resulted in an incremental cost of $5,232,000 and $0 for the years ended December 31, 2013 and 2012, respectively.

RS Awards entitle the participant to full dividend and voting rights. Each award has the value of one share of restricted stock and vests 10 years from the grant date. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years, and these awards feature a graded vesting schedule in the case of the retirement of an award holder. Restricted stock for 350,334 shares has been granted at an exercise price of zero, of which 190,667 shares are unvested.

Earnings per share

Basic earnings per share were calculated using a weighted average number of shares outstanding. The Restricted Stock awards and units resulted in diluted earnings per share as follows (in thousands, except share-related data):

	Years ended December 31,
	2013	2012	2011
Weighted average shares outstanding	26,791,900	26,714,865	26,559,886
Incremental shares from RS awards and RSUs	122,691	148,809	153,332

Total shares for diluted calculations	26,914,591	26,863,674	26,713,218

Net income attributable to American National	$268,372	$191,041	$190,765
Basic earnings per share	$10.02	$7.15	$7.18
Diluted earnings per share	9.97	7.11	7.14

Statutory Capital and Surplus

Risk Based Capital (“RBC”) requirements are measures insurance regulators use to evaluate the capital adequacy of American National Insurance Company and its insurance subsidiaries. RBC is calculated using formulas applied to certain financial balances and activities that consider, among other things, risks related to the type and quality of the invested assets, insurance risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. Insurance companies that do not maintain capital and surplus at a level at least 200% of the authorized control level RBC are required to take certain actions. At December 31, 2013 and 2012, American National Insurance Company’s statutory capital and surplus was $2,667,589,000 and $2,260,268,000, respectively. Additionally, each of the insurance subsidiaries had statutory capital and surplus at December 31, 2013 and 2012, substantially above each individual subsidiary’s authorized control level RBC.

American National’s insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile which include certain components of the National Association of Insurance Commissioners’ Codification of Statutory Accounting Principles (“NAIC Codification”). NAIC Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting practices continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the statutory capital and surplus of American National Insurance Company and its insurance subsidiaries.

Statutory accounting differs from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, and valuing securities on a different basis. In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus.

One of American National’s insurance subsidiaries has been granted a permitted practice from the Missouri Department of Insurance to record as the valuation of its investment in a wholly-owned subsidiary that is the attorney-in-fact for a Texas domiciled insurer, the statutory capital and surplus of the Texas domiciled insurer. This permitted practice increases the statutory capital and surplus of both American National Insurance Company and the Missouri domiciled insurance subsidiary by $58,207,000 and $54,234,000 at December 31, 2013 and 2012, respectively. Additionally, the statutory capital and surplus of both American National Insurance Company and the Missouri domiciled insurance subsidiary would have remained substantially above the company action level RBC had it not used the permitted practice.

The statutory capital and surplus and net income (loss) of our life and property and casualty insurance entities in accordance with statutory accounting practices are shown below (in thousands):

	December 31,
	2013	2012
Statutory capital and surplus
Life insurance entities	$3,175,904	$2,750,786
Property and casualty insurance entities	890,339	814,682

	Years ended December 31,
	2013	2012	2011
Statutory net income
Life insurance entities	$191,932	$233,621	$224,923
Property and casualty insurance entities	61,754	43,454	31,602

Dividends

American National Insurance Company’s payment of dividends to stockholders is restricted by statutory regulations. The restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and in the absence of special approval, limit the payment of dividends to the greater of prior year statutory net income from operations on an annual, non-cumulative basis, or 10% of prior year statutory surplus. Under Texas insurance law, American National Insurance Company is permitted to pay total dividends of $266,786,000 during 2014, without prior approval of the Texas Department of Insurance. Similar restrictions on amounts that can transfer in the form of dividends, loans, or advances to American National Insurance Company apply to its insurance subsidiaries.

Noncontrolling interests

American National County Mutual Insurance Company (“County Mutual”) is a mutual insurance company that is owned by its policyholders. American National has a management agreement that effectively gives it control of County Mutual. As a result, County Mutual is included in the consolidated financial statements of American National. Policyholder interests in the financial position of County Mutual are reflected as noncontrolling interest of $6,750,000 at December 31, 2013 and 2012.

American National Insurance Company and its subsidiaries exercise significant control or ownership of various joint ventures, resulting in their consolidation into American National’s consolidated financial statements. The interests of the other partners in the consolidated joint ventures are shown as noncontrolling interests of $6,007,000 and $4,741,000 at December 31, 2013 and 2012, respectively.

During 2012 and 2011, American National increased its ownership interest with a consolidated joint venture. The effect of the change in ownership interest of American National is shown below (in thousands):

	December 31,
	2013	2012	2011
Net income attributable to American National	$268,372	$191,041	$190,765
Decrease in American National’s paid-in capital for purchase of additional interest	—	(1,892)	(19,733)
Decrease in American National’s earnings for purchase of additional interest	—	—	(3,326)

Net transfers to noncontrolling interest	—	(1,892)	(23,059)

Change from net income attributable to American National and transfers to noncontrolling interest	$268,372	$189,149	$167,706

17. SEGMENT INFORMATION

Management organizes the business into five operating segments:

•

Life—markets whole, term, universal, indexed and variable life insurance on a national basis primarily through career and multiple-line agents, as well as independent agents and direct marketing channels.

•

Annuity—offers fixed, indexed, and variable annuity products. These products are primarily sold through independent agents, brokers, and financial institutions, along with multiple-line and career agents.

•

Health—primary lines of business are Medicare supplement, stop loss, other supplemental health products and credit disability insurance. Health products are typically distributed through independent agents and managing general underwriters.

•	Property and Casualty—writes personal, agricultural and commercial coverages and credit-related property insurance. These products are primarily sold through multiple-line and independent agents.

•	Corporate and Other—consists of net investment income from investments not allocated to the insurance segments and revenues from non-insurance operations.

The accounting policies of the segments are the same as those described in Note 2. All revenue and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate operating segment. Revenues and expenses not specifically attributable to policy transactions are allocated to each segment as follows:

•	Recurring income from bonds and mortgage loans is allocated based on the assets allocated to each line of business at the average yield available from these assets.

•

Net investment income from all other assets is allocated to the insurance segments in accordance with the amount of capital allocated to each segment, with the remainder recorded in the Corporate and Other business segment.

•	Expenses are allocated based upon various factors, including premium and commission ratios within the respective operating segments.

The following summarizes results of operations by operating segments (in thousands):

	Years ended December 31,
	2013	2012	2011
Income (loss) from continuing operations before federal income taxes, and equity in earnings/losses of unconsolidated affiliates
Life	$19,627	$34,251	$29,511
Annuity	95,887	96,501	69,776
Health	25,255	18,046	17,133
Property and casualty	74,068	45,425	19,486
Corporate and other	147,633	77,522	115,524

Total	$362,470	$271,745	$251,430

Total Assets
Life	$5,375,602	$5,130,612	$5,096,672
Annuity	11,104,180	11,802,579	11,585,935
Health	500,475	498,510	519,855
Property and casualty	2,127,525	2,220,898	2,284,470
Corporate and other	4,217,101	3,454,475	3,003,064

Total	$23,324,883	$23,107,074	$22,489,996

18. PENSION AND POSTRETIREMENT BENEFITS

Pension benefits

On October 31, 2013, American National adopted certain amendments to freeze all of its remaining unfrozen defined benefit pension plans as of December 31, 2013. Prior to the plan amendments, American National had a qualified defined benefit pension plan covering virtually all employees and two non-qualified defined benefit pension plans covering executives. Effective December 31, 2013, benefits accrued through these plans will no longer include additional years of service credit or future salary increase credit, and no new participants will be added to the plans. Benefits earned by eligible employees prior to the effective date of the plan amendments will not be affected. The plan amendments did not result in any curtailment gain or loss.

The tax-qualified plan has three separate noncontributory programs. One of the programs covers Career Sales and Service Division agents and managers. The other two programs cover salaried and management employees and corporate clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee’s compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee’s career average earnings and years of service. The three non-tax-qualified pension plans cover key executive employees and restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits. In addition, American National also has one frozen, tax-qualified, defined-benefit pension plan covering employees of the Farm Family companies hired prior to January 1, 1997. Effective January 1, 1997, benefits through this plan were frozen, and no new participants have been added.

Amounts recognized in the consolidated statements of financial position consist of (in thousands):

	2013	2012
Reconciliation of benefit obligation
Obligation at January 1,	$535,313	$481,434
Service cost benefits earned during period	19,873	17,596
Interest cost on projected benefit obligation	20,277	20,579
Plan amendments	(36,001)	—
Actuarial (gain) loss	(53,371)	40,305
Benefits paid	(27,821)	(24,601)

Obligation at December 31,	458,270	535,313

Reconciliation of fair value of plan assets
Fair value of plan assets at January 1,	276,014	229,967
Actual return on plan assets	44,209	22,117
Employer contributions	10,065	48,531
Benefits paid	(27,821)	(24,601)

Fair value of plan assets at December 31,	302,467	276,014

Funded status at December 31,	$(155,803)	$(259,299)

The components of net periodic benefit cost for the defined benefit pension plans are shown below (in thousands):

	Years ended December 31,
	2013	2012	2011
Service cost	$19,873	$17,596	$14,082
Interest cost	20,277	20,579	21,260
Expected return on plan assets	(20,354)	(18,499)	(17,152)
Amortization of net actuarial loss	17,726	15,921	8,609

Net periodic benefit cost	$37,522	$35,597	$26,799

Amounts related to the defined benefit pension plans recognized as a component of OCI are shown below (in thousands):

	Years ended December 31,
	2013	2012	2011
Actuarial gain (loss)	$130,953	$(20,797)	$(76,849)
Deferred tax expense (benefit)	(45,834)	7,279	26,897

Other comprehensive income (loss), net of tax	$85,119	$(13,518)	$(49,952)

The estimated actuarial loss for the plan that will be amortized out of AOCI into the net periodic benefit cost over the next fiscal year is $7,532,000. Amounts recognized as a component of AOCI that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans, are shown below (in thousands):

	Years ended December 31,
	2013	2012
Net actuarial loss	$(67,513)	$(198,466)
Deferred tax benefit	23,629	69,463

Amounts included in AOCI	$(43,884)	$(129,003)

The weighted average assumptions used are shown below:

	Used for Net Benefit	Used for Benefit
	Cost in Fiscal Year	Obligations
	1/1/2013 to 12/31/2013	as of 12/31/2013
Discount rate	3.72%	4.60%
Rate of compensation increase	3.72	0.00
Long-term rate of return	7.68	7.45

American National’s funding policy for the qualified pension plans is to make annual contributions to meet the minimum funding standards of ERISA. The unfunded plans will be funded out of general corporate assets when necessary. American National contributed $10,065,000, $48,531,000, and $34,547,000 to the qualified pension plan in 2013, 2012 and 2011, respectively. American National and its affiliates expect to contribute $10,700,000 to its qualified pension plan in 2014.

The following table shows pension benefit payments, which reflect expected future service as appropriate, that are expected to be paid (in thousands):

2014	$34,005
2015	25,556
2016	26,054
2017	27,134
2018	27,673
2019-2022	168,230

American National utilizes third-party pricing services to estimate fair value measurements of its pension plan assets. Refer to Note 9 for further information concerning the valuation methodologies and related inputs utilized by the third-party pricing services. The fair values of the pension plan assets by asset category are shown below (in thousands):

	December 31, 2013
	Total	Level 1	Level 2	Level 3
Asset Category
Corporate debt securities	$44,452	$—	$41,856	$2,596
Residential mortgage-backed securities	972	—	972	—
Mutual fund	9,435	9,435	—	—
Equity securities by sector
Consumer goods	47,078	47,078	—	—
Energy and utilities	33,449	33,449	—	—
Financials	38,937	38,937	—	—
Healthcare	23,553	23,553	—	—
Industrials	16,170	16,170	—	—
Information technology	26,021	26,021	—	—
Other	26,579	26,579	—	—
Commercial paper	30,557	—	30,557	—
Unallocated group annuity contract	4,844	—	4,844	—
Other	420	223	197	—

Total	$302,467	$221,445	$78,426	$2,596

The investment policy for the retirement plan assets is designed to provide the highest return possible commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash and cash equivalents as necessary for liquidity, debt securities up to 100% and equity securities up to 60% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment may at the time of purchase be more than 5% of the total invested assets.

The corporate debt securities category are investment grade bonds of U.S and foreign issuers denominated and payable in U.S. dollars from diverse industries, with a maturity of 1 to 30 years. Foreign bonds in the aggregate shall not exceed 20% of the bond portfolio. Residential mortgage-backed securities represents asset-backed securities with a maturity date 1 to 30 years with a rating of NAIC 1 or 2.

Equity portfolio managers have discretion to choose the degree of concentration in various issues and industry sectors for the equity securities. Permitted securities are those for which there is an active market providing liquidity for the specific security.

Commercial paper investments generally have a credit rating of A-2 Moody’s or P-2 by Standard & Poor’s with at least BBB rating on the issuer’s outstanding debt, or selected issuers with no outstanding debt.

Postretirement life and health benefits

American National provides certain health and dental benefits to a closed block of retirees and their dependents who met certain age and length of service requirements as of December 31, 1993. The primary retiree health benefit plan provides Medicare Supplemental and prescription drug benefits. The plan is contributory, with American National’s contribution limited to $40 per month for retirees and spouses with any additional contributions necessary, being made by the retirees.

The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $5,050,000 and $6,018,000 at December 31, 2013 and 2012, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation. Since American National’s contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated postretirement benefit obligation. Under American National’s various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements.

Savings plans

American National sponsors one defined contribution plan for all employees excluding those of the Farm Family companies, and an incentive savings plan for employees of the Farm Family companies. The defined contribution plan (401(k) plan) allows employees to contribute up to the maximum allowable amount as determined by the IRS. Prior to January 1, 2014, American National did not contribute to the defined contribution plan. Company contributions are made under the incentive savings plan for the Farm Family companies, with a discretionary portion based on the profits earned by the Farm Family companies. The expense associated with this plan was $1,900,000 for 2013, $1,700,000 for 2012, and $1,810,000 for 2011. Beginning in 2014, American National will provide retirement benefits for eligible employees using contributory defined contribution plans and will make company contribution as a percent of eligible employees’ pay and a matching contribution of each employees elected contribution.

19. COMMITMENTS AND CONTINGENCIES

Commitments

American National and its subsidiaries lease insurance sales office space in various cities. The remaining long-term lease commitments at December 31, 2013, were approximately $1,760,000.

American National had aggregate commitments at December 31, 2013, to purchase, expand or improve real estate, to fund fixed interest rate mortgage loans, and to purchase other invested assets of $513,773,000 of which $409,017,000 is expected to be funded in 2014. The remaining $104,756,000 will be funded in 2015 and beyond.

In September 2013, American National renewed an existing $100,000,000 short-term variable rate borrowing facility containing a $55,000,000 sub-feature for the issuance of letters of credit. Borrowings under the facility are at the discretion of the lender and would be used only for funding working capital requirements. The combination of borrowings and outstanding letters of credit cannot exceed $100,000,000 at any time. As of December 31, 2013 and 2012, the outstanding letters of credit were $15,560,000 and $33,696,000, respectively, and there were no borrowings on this facility to meet liquidity requirements. This facility expires on September 30, 2014. American National expects it will be renewed on substantially equivalent terms upon expiration.

Guarantees

American National has guaranteed bank loans for customers of a third-party marketing operation. The bank loans are used to fund premium payments on life insurance policies issued by American National. The loans are secured by the cash values of the life insurance policies. If the customer were to default on the bank loan, American National would be obligated to pay off the loans. As the cash values of the life insurance policies always equal or exceed the balance of the loans, management does not foresee any loss on these guarantees. The total amount of the guarantees outstanding as of December 31, 2013, was approximately $206,376,000, while the total cash values of the related life insurance policies was approximately $210,050,000.

Litigation

American National and certain subsidiaries, in common with the insurance industry in general, are defendants in various lawsuits concerning alleged breaches of contracts, various employment matters,

allegedly deceptive insurance sales and marketing practices, and miscellaneous other causes of action arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. We provide accruals for these items to the extent we deem the losses probable and reasonably estimable. After reviewing these matters with legal counsel, based upon information presently available, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on American National’s consolidated financial position, liquidity or results of operations; however, assessing the eventual outcome of litigation necessarily involves forward-looking speculation as to judgments to be made by judges, juries and appellate courts in the future. Such speculation warrants caution, as the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given lawsuit. These lawsuits are in various stages of development, and future facts and circumstances could result in management’s changing its conclusions. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on our consolidated financial position, liquidity or results of operations. With respect to the existing litigation, management currently believes that the possibility of a material judgment adverse to American National is remote and no estimate of range can be made for loss contingencies that are at least reasonably possible but not accrued.

20. RELATED PARTY TRANSACTIONS

American National has entered into recurring transactions and agreements with certain related parties. These include mortgage loans, management contracts, agency commission contracts, marketing agreements, accident and health insurance contracts and legal services. The impact on the consolidated financial statements of the significant related party transactions is shown below (in thousands):

		Dollar Amount of Transactions		Amount due to/(from) American National
		Years ended December 31,		December 31,
Related Party	Financial Statement Line Impacted	2013	2012	2013	2012
Gal-Tex Hotel Corporation	Mortgage loan on real estate	$1,148	$1,067	$7,742	$8,890
Gal-Tex Hotel Corporation	Net investment income	607	687	47	54
Greer, Herz and Adams, LLP	Other operating expenses	9,557	7,610	(284)	(268)

Mortgage Loans to Gal-Tex Hotel Corporation (“Gal-Tex”): American National holds a first mortgage loan originated in 1999, with an interest rate of 7.30% and final maturity date of April 1, 2019 issued to Gal-Tex, which is collateralized by a hotel property in San Antonio, Texas. This loan is current as to principal and interest payments.

Transactions with Greer, Herz & Adams, L.L.P.: Irwin M. Herz, Jr. is an American National advisory director and a Partner with Greer, Herz Adams, L.L.P., which serves as American National’s General Counsel.

21. SELECTED QUARTERLY FINANCIAL DATA

The unaudited selected quarterly financial data is shown below (in thousands, except per share data):

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2013	2012	2013	2012	2013	2012	2013	2012
Total premiums and other revenues	$745,045	$742,675	$773,660	$730,962	$785,504	$760,068	$815,001	$753,355
Total benefits, losses and expenses	682,897	679,304	689,450	712,322	664,640	670,683	719,753	653,006
Income (loss) before federal income tax and equity in earnings of unconsolidated affiliates	62,148	63,371	84,210	18,640	120,864	89,385	95,248	100,349
Provision (benefit) for federal income taxes	11,317	16,983	24,803	(2,384)	35,759	27,654	27,762	33,329
Equity in earnings (losses) of unconsolidated affiliates, net of tax	8,577	(1,881)	1,076	314	121	(895)	(298)	(1,443)
Net income (loss)	59,408	44,507	60,483	21,338	85,226	60,836	67,188	65,577
Net income (loss) attributable to noncontrolling interest	(563)	(709)	2,314	832	2,613	1,650	(431)	(556)
Net income (loss) attributable to American National	59,971	45,216	58,169	20,506	82,613	59,186	67,619	66,133
Earnings (loss) per share attributable to American National
Basic	2.24	1.70	2.17	0.77	3.08	2.21	2.53	2.47
Diluted	2.23	1.69	2.16	0.76	3.07	2.20	2.51	2.46

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE I—SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN RELATED PARTIES

(in thousands)

	December 31, 2013
			Amount at Which
			Shown in the
			Consolidated
	Cost or	Estimated	Statement of
Type of Investment	Amortized Cost (1)	Fair Value	Financial Position
Fixed maturities
Bonds held-to-maturity
U.S.treasury government	$1,738	1,744	$1,738
U.S. states and political subdivisions	346,240	362,656	346,240
Foreign governments	29,099	31,604	29,099
Corporate debt securities	7,700,559	7,993,891	7,700,559
Residential mortgage-backed securities	400,619	418,683	400,619
Collateralized debt securities	2,366	2,591	2,366
Other debt securities	10,726	11,899	10,726
Bonds available-for-sale
U.S.treasury government	21,751	22,476	22,476
U.S. states and political subdivisions	630,199	638,561	638,561
Foreign governments	5,000	6,649	6,649
Corporate debt securities	3,689,349	3,807,033	3,807,033
Residential mortgage-backed securities	61,135	63,007	63,007
Commercial mortgage-backed securities	18,223	29,260	29,260
Collateralized debt securities	13,884	15,186	15,186
Other debt securities	16,850	17,501	17,501
Equity securities
Common stocks
Consumer goods	143,921	278,773	278,773
Energy and utilities	126,050	209,933	209,933
Finance	124,560	243,580	243,580
Healthcare	77,534	179,807	179,807
Industrials	52,094	126,817	126,817
Information technology	121,837	220,659	220,659
Other	71,394	109,426	109,426
Preferred stocks	23,690	41,613	41,613
Other Investments
Mortgage loans on real estate, net of allowance	3,299,242	3,470,663	3,299,242
Investment real estate, net of accumulated depreciation	451,742	—	451,742
Real estate acquired in satisfaction of debt	55,400	—	55,400
Policy loans	397,407	397,407	397,407
Options	100,573	164,753	164,753
Other long-term investments	36,689	—	36,689
Short-term investments	495,386	495,386	495,386

Total investments	$18,525,257	$19,361,558	$19,402,247

(1)	Original cost of equity securities and, as to fixed maturity securities, original cost reduced by repayments and valuation write-downs and adjusted for amortization of premiums or accrual of discounts.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II—CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	December 31,
Condensed Statements of Financial Position	2013	2012
Assets
Fixed maturity securities	$9,712,509	$10,368,444
Mortgage loans on real estate, net of allowance	3,210,945	3,055,087
Other invested assets	1,895,764	1,499,792
Investment in subsidiaries	2,089,903	1,874,368
Deferred policy acquisition costs	1,041,472	1,009,731
Separate account assets	970,954	841,389
Other assets	608,773	811,369

Total assets	$19,530,320	$19,460,180

Liabilities
Policy liabilities	$3,494,989	$3,456,800
Policyholders’ account balances	10,398,409	10,787,414
Separate account liabilities	970,954	841,389
Other liabilities	475,394	546,741

Total liabilities	15,339,746	15,632,344

Shareholders’ equity
Common stock	30,832	30,832
Additional paid-in capital	4,650	—
Accumulated other comprehensive income	413,712	242,010
Retained earnings	3,838,821	3,653,280
Treasury stock, at cost	(97,441)	(98,286)

Total stockholders’ equity	4,190,574	3,827,836

Total liabilities and stockholders’ equity	$19,530,320	$19,460,180

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II—CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	Years ended December 31,
Condensed Statements of Operations	2013	2012	2011
Premiums and other revenues
Premiums and policy revenues	$734,506	$685,529	$654,854
Net investment income	861,354	837,503	816,205
Realized investment gain (losses)	73,791	46,936	24,029
Other-than-temporary impairments	—	(12,825)	(559)
Other income	12,083	10,016	9,896

Total premiums and other revenues	1,681,734	1,567,159	1,504,425

Benefits, losses and expenses
Policyholder benefits	520,806	487,387	472,107
Other operating expenses	913,914	873,119	848,938

Total benefits, losses and expenses	1,434,720	1,360,506	1,321,045

Income (loss) from continuing operations before federal income tax and equity in earnings (losses) of subsidiaries	247,014	206,653	183,380

Provision (benefit) for federal income taxes	50,927	72,144	63,578
Equity in earnings (losses) of subsidiaries, net of tax	72,285	56,532	70,963

Net income (loss)	$268,372	$191,041	$190,765

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II—CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(in thousands)

	Years ended December 31,
Condensed Statements of Cash Flows	2013	2012	2011
OPERATING ACTIVITIES
Net income (loss)	$268,372	$191,041	$190,765
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Realized investments (gains) losses	(73,791)	(46,936)	(24,029)
Other-than-temporary impairments	—	12,825	559
Accretion (amortization) of discounts, premiums and loan origination fees	1,216	(7,433)	(2,088)
Net capitalized interest on policy loans and mortgage loans	(23,864)	(22,049)	(25,054)
Depreciation	18,618	21,209	22,280
Interest credited to policyholders’ account balances	395,013	385,603	375,411
Charges to policyholders’ account balances	(199,285)	(188,009)	(179,196)
Deferred federal income tax (benefit) expense	(15,245)	14,336	19,166
Net (income) loss of subsidiaries	(63,762)	(51,716)	(62,176)
Equity in (earnings) losses of affiliates	(8,523)	(4,816)	(8,787)
Distributions from equity method investments	2,411	1,686	470
Changes in
Accrued investment income	9,336	5,916	(13,469)
Reinsurance recoverables	(1,025)	3,579	(5,415)
Prepaid reinsurance premiums	7,575	15,139	5,120
Premiums due and other receivables	9,531	4,762	(4,166)
Deferred policy acquisition costs	28,216	24,596	(50,039)
Policyholder liabilities	38,188	55,594	140,371
Liability for retirement benefits	12,656	(1,567)	(15,343)
Current tax receivable/payable	9,936	(109,736)	8,407
Other, net	(9,993)	3,725	(14,941)

Net cash provided by (used in) operating activities	405,580	307,749	357,846

INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of
Held-to-maturity securities	1,207,038	980,794	601,713
Available for sale securities	599,228	446,706	287,774
Investment real estate	8,006	—	10,125
Mortgage loans	756,554	475,885	489,826
Policy loans	47,018	47,068	44,180
Other invested assets	88,883	43,410	39,019
Disposals of property and equipment	270	—	1,406
Distributions from affiliates and subsidiaries	10,581	15,469	12,051
Payment for the purchase/origination of
Held-to-maturity securities	(701,776)	(891,257)	(1,283,195)
Available for sale securities	(556,940)	(382,652)	(408,027)
Investment real estate	(28,882)	(18,281)	(18,097)
Mortgage loans	(908,512)	(642,227)	(674,752)
Policy loans	(21,682)	(29,676)	(36,255)
Other invested assets	(46,168)	(45,206)	(39,971)
Additions to property and equipment	(5,991)	(16,714)	(15,834)
Contributions to unconsolidated affiliates	(949)	(5,207)	(3,928)
Change in short-term investments	(401,682)	244,931	116,343
Change in investment in subsidiaries	—	(33,338)	(3,042)
Other, net	1,642	(388)	9,815

Net cash provided by (used in) investing activities	46,638	189,317	(870,849)

FINANCING ACTIVITIES
Policyholders’ account deposits	835,942	1,056,526	1,902,874
Policyholders’ account withdrawals	(1,420,675)	(1,244,382)	(1,303,244)
Dividends to stockholders	(82,831)	(82,657)	(82,609)

Net cash provided by (used in) financing activities	(667,564)	(270,513)	517,021

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(215,346)	226,553	4,018
Beginning of the year	261,672	35,119	31,101

End of year	$46,326	$261,672	$35,119

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE III—SUPPLEMENTARY INSURANCE INFORMATION

(in thousands)

		Future Policy
		Benefits, Policyholders’
		Account Balances				Benefits,	Amortization
	Deferred	Benefits, Policy and				Claims, Losses	of Deferred
	Policy	Contract Claims			Net	and	Policy	Other
	Acquisition	and Other	Unearned	Premium	Investment	Settlement	Acquisition	Operating	Premiums
Segment	Cost	Policyholder Funds	Premiums	Revenue	Income (1)	Expenses	Costs	Expenses (2)	Written
2013
Life	$684,084	$4,567,772	$35,935	$293,173	$230,763	345,566	$82,658	$207,520	$—
Annuity	424,158	10,641,769	—	155,162	632,536	193,840	85,756	63,326	—
Health	47,220	352,412	48,269	212,931	11,314	139,762	15,249	46,646	—
Property & Casualty	122,271	896,819	655,674	1,074,260	66,632	746,636	225,131	128,437	1,069,694
Corportate & Other	—	—	—	—	75,565	—	—	57,122	—

Total	$1,277,733	$16,458,772	$739,878	$1,735,526	$1,016,810	$1,425,804	$408,794	$503,051	$1,069,694

2012
Life	$653,416	$4,407,753	$36,056	$281,621	$235,712	$340,003	$73,710	$183,040	$—
Annuity	406,540	11,035,348	—	116,393	603,349	156,619	90,523	45,317	—
Health	49,206	376,173	50,366	223,773	11,789	155,825	16,908	44,966	—
Property & Casualty	138,513	896,660	671,110	1,082,386	69,604	793,281	227,749	120,888	1,047,211
Corportate & Other	—	—	—	—	64,944	—	—	61,535	—

Total	$1,247,675	$16,715,934	$757,532	$1,704,173	$985,398	$1,445,728	$408,890	$455,746	$1,047,211

2011
Life	$651,580	$4,402,115	$38,852	$277,724	$238,275	$344,328	$74,775	$173,188	$—
Annuity	463,036	10,878,074	4	94,753	577,707	135,735	86,852	72,201	—
Health	55,096	367,531	55,811	231,793	13,413	159,289	20,987	47,160	—
Property & Casualty	150,981	911,073	702,731	1,144,342	72,071	873,208	226,675	124,336	1,137,445
Corportate & Other	—	—	—	—	66,699	—	—	45,021	—

Total	$1,320,693	$16,558,793	$797,398	$1,748,612	$968,165	$1,512,560	$409,289	$461,906	$1,137,445

(1)	Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated to insurance lines based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from policy loans is allocated to the insurance lines according to the amount of loans made by each line. Net investment income from all other assets is allocated to the insurance lines as necessary to support the equity assigned to that line with the remainder allocated to capital & surplus.
(2)	Identifiable expenses are charged directly to the appropriate line of business. The remaining expenses are allocated to the lines based upon various factors including premium ratio within the respective lines.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE IV—REINSURANCE

(in thousands)

		Ceded to	Assumed		Percentage of
	Direct	Other	from Other	Net	Amount
	Amount	Companies	Companies	Amount	Assumed to Net
Year Ended December 31, 2013
Life insurance in-force	$80,038,270	$30,577,123	$32,019	$49,493,166	0.2%

Premiums earned
Life and annuity	$541,025	$93,240	$550	$448,335	0.5
Accident and health	271,847	240,505	181,589	212,931	71.5
Property and casualty	1,157,528	90,196	6,928	1,074,260	0.5

Total premiums	$1,970,400	$423,941	$189,067	$1,735,526	10.9

Year Ended December 31, 2012
Life insurance in-force	$72,884,984	$30,477,364	$103,576	$42,511,196	0.2

Premiums earned
Life and annuity	$488,891	$93,066	$2,189	$398,014	0.7
Accident and health	269,373	197,759	152,159	223,773	63.9
Property and casualty	1,212,814	135,598	5,170	1,082,386	0.4

Total premiums	$1,971,078	$426,423	$159,518	$1,704,173	9.4

Year Ended December 31, 2011
Life insurance in-force	$69,912,598	$31,659,740	$244,028	$38,496,886	0.6

Premiums earned
Life and annuity	$461,711	$92,208	$2,974	$372,477	0.8
Accident and health	250,788	161,983	142,988	231,793	61.7
Property and casualty	1,266,411	126,237	4,168	1,144,342	0.4

Total premiums	$1,978,910	$380,428	$150,130	$1,748,612	8.6%

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE V—VALUATION AND QUALIFYING ACCOUNTS

(IN THOUSANDS)

		Additions	Deductions
	Balance at				Balance at
	Beginning of	Charged to		Change in	End of
	Period	Expense	Written off	Estimate (1)	Period
2013
Investment valuation allowances:
Mortgage loans on real estate	$12,012	$171	$—	$(2)	$12,181

2012
Investment valuation allowances:
Mortgage loans on real estate	$11,321	$2,973	$(2,277)	$(5)	$12,012

2011
Investment valuation allowances:
Mortgage loans on real estate	$13,788	$—	$(1,900)	$(567)	$11,321

(1)	Decrease in the required valuation allowance for mortgage loans as a result of changes to the estimate in calculating the mortgage loan allowance based on enhanced methodology.

See accompanying Report of Independent Registered Public Accounting Firm.

WQVUL Part C

Items 26.	Exhibits

Exhibit (a) Resolution of the Board of Directors of American National Insurance Company authorizing establishment of American National Variable Life Separate Account (incorporated by reference from Registrant’s registration statement number 333-79153 filed on May 24, 1999)

Exhibit (b) Not Applicable

Exhibit (c)(1) Distribution and Administrative Services Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (c)(2) Distribution and Selling Agreement (previously filed with Registrant’s Post-Effective Amendment #17 to this registration statement (number 333-53122) filed May 2, 2011).

Exhibit (c)(3) Termination of Distribution and Selling Agreement (Previously filed with Registrant’s N-6 for this Registration Statement (Number 333-53122) filed on April 26, 2013.)

Exhibit (c)(4) Distribution and Administrative Services Agreement (Previously filed with Registrant’s N-6 for this Registration Statement (Number 333-53122) filed on April 26, 2013.)

Exhibit (d)(1) Flexible Premium Variable Life Insurance Policy (Form WQVUL) (previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001)

Exhibit (d)(2) Automatic Increase Benefit Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(3) Level Term Rider (Form WQLT) (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(4) Disability Wavier of Premium Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(5) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 Form WQVUL08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(6) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(7) Form of Interstate Compact Level Term Rider (ICC08 Form WQLT08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 post-effective amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(8) Form of Generic Level Term Rider (Form WQLT08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(9) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 From WQVUL08) as of December 1, 2008, expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(10) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) as of December 1, 2008, expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(11) Form of Interstate Compact Automatic Increase Benefit Rider (Form ICC08 Form WQAIB) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(12) Form of Generic Automatic Increase Benefit Rider (Form WQAIB) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(13) Form of Interstate Compact Disability Waiver of Premium Rider (Form ICC08 Form WQVULDW) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(14) Form of Generic Disability Waiver of Premium Rider (Form WQVULDW) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (e) Application Form (previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001)

Exhibit (f)(1) Articles of Incorporation of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (f)(2) By-laws of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (g) Reinsurance Treaty No. UL2000 (previously filed with registrant’s post-effective amendment number 2 filed on April 29, 2003).

Exhibit (g)(1) Treaty No. U24 with Gerling Global Life Reinsurance Company (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(2) Treaty No. U24 with Swiss Re Life and Health Inc. (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(3) Treaty No. U24 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(4) Treaty No. 3036 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(5) Treaty No. U24 with General & Cologne Life Re of America (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005).

Exhibit (g)(6) Agreement No. 08-010-TL with Ace Life Insurance Co. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(7) Treaty No. Executive UL with Swiss Re Life & Health American Inc. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(8) Treaty No. U26 with Munich American Reassurance Company (filed previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(9) Treaty No. Executive UL Amendment. No. 1 with ACE Tempest Life Re (filed previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(10) Treaty No. Executive UL Amendment No. 1 with Swiss Re Life & Health American, Inc. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(11) Treaty No. 3438 (UL26) Amendment No. 2 with Munich American Reassurance Company (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(12) Reinsurance Treaty with RGA Reinsurance Company (previously filed with Registrant’s post effective amendment number 17 filed on May 2, 2011)

Exhibit (h)(1) Form of American National Investment Accounts, Inc. Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(2) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(3) Form of Variable Insurance Products Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(4) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(5) Form of T. Rowe Price Fund Participation Agreement (incorporated by reference from Registrant’s (registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(6) Form of MFS Variable Insurance Trust Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(7) Form of Federated Insurance Series Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(8) Form of Fred Alger American Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-53122) filed on December 22, 2000)

Exhibit (h)(9) Form of AIM Variable Investment Funds Participation Agreement (previously filed with Registrant’s post effective amendment to this Registration statement (number 333-53122) filed on April 27, 2006.)

Exhibit (i) Not Applicable

Exhibit (j) Not Applicable

Exhibit (k) Legal Opinion (filed herewith)

Exhibit (l) Opinion of Illustration Actuary (filed herewith)

Exhibit (m) Calculation (filed herewith)

Exhibit (n) Other Opinions—Independent Registered Public Accounting firm Consent (filed herewith)

Exhibit (o) Not Applicable

Exhibit (p) Not Applicable

Exhibit (q) Restated Issuance, Transfer And Redemption Procedures (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005).

Exhibit (r) Power of Attorney (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005.)

ITEM 27	DIRECTORS AND OFFICERS OF DEPOSITOR.

The principal business address of the directors and officers, unless indicated otherwise, is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550.

Directors Name	Business Address

Arthur Oleen Dummer	955 East Pioneer Road
Draper, UT 84020-9334

Dr. Shelby Miller Elliott	3603 Broadmoor
Pasadena, TX 77505

James Edward Pozzi	President, Chief Operating Officer
American National Insurance Company
One Moody Plaza
Galveston, TX 77550

Frances Anne Moody-Dahlberg	The Moody Foundation

3710 Rawlins Street, #910
Dallas, TX 75219

Robert Lee Moody	Chairman of the Board and Chief Executive Officer
2302 Postoffice, Suite 702
Galveston, TX 77550

Russell Shearn Moody	American National Insurance Company
One Moody Plaza
Galveston, TX 77550

William Lewis Moody, IV	2302 Postoffice, Suite 502
Galveston, TX 77550

James Daniel Yarbrough	2621 Gerol Drive
Galveston, TX 77551

George Richard Ferdinandtsen	American National Insurance Company
(Advisory)	One Moody Plaza
Galveston, TX 77550

Officers

Name	Office

George Richard Ferdinandtsen	Vice Chairman of the Board

Ronald Jay Welch	Senior Executive Vice President, Corporate Risk Officer & Chief Actuary

David Alan Behrens	Executive Vice President, Independent Marketing

John Joseph Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer

Johnny David Johnson	Executive Vice President, Corporate Business Process Officer & CIO

Hoyt James Strickland	Executive Vice President, Director, Career Sales & Service Division

Gregory Victor Ostergren	Executive Vice President, Director of Multiple Line
1949 East Sunshine
Springfield, MO 65899

Steven Harvey Schouweiler	Executive Vice President, Health Insurance Operations
2450 South Shore Boulevard
League City, TX 77573

Dwain Allen Akins	Senior Vice President, Corporate Relations, Chief Corporate Compliance Officer, Variable Insurance Products

Albert Louis Amato, Jr.	Senior Vice President, Life Insurance Administration

Scott Frankie Brast	Senior Vice President, Real Estate/Mortgage Loan Investments
2525 South Shore Boulevard
League City, TX 77573

Frank Vincent Broll, Jr.	Senior Vice President and Actuary

Scott C. Campbell	Senior Vice President, Chief Multiple Line Marketing Officer
1949 East Sunshine
Springfield, MO 65899

William Franklin Carlton	Senior Vice President and Corporate Controller

Gordon Dennis Dixon	Senior Vice President, Stock/Bond Investments
2450 South Shore Boulevard
League City, TX 77573

Bernard Stephen Gerwel	Senior Vice President, Information/Innovation Officer—ML
1949 East Sunshine
Springfield, MO 65899

Bruce Murray LePard	Senior Vice President, Corporate Human Resources Officer

James Walter Pangburn	Senior Vice President, Credit Insurance Division
2450 South Shore Boulevard
League City, TX 77573

Ronald Clark Price	Senior Vice President, Chief Marketing Officer—Career Life Agencies

John F. Simon	Senior Vice President and Actuary

Shannon Lee Smith	Senior Vice President, Chief Multiple Line Marketing Officer
1949 East Sunshine
Springfield, MO 65899

John Mark Flippin	Secretary

Terrance K. Ball	Vice President, Sales, Credit Insurance Division
2450 South Shore Boulevard
League City, TX 77573

Brian Neil Bright	Vice President, Computing Services
3030 Invincible
League City, TX 77573

James Arthur Collura	Vice President, Chief Life Marketing Officer-Multiple Line Exclusive Agency

Barry Charles Cooper	Vice President, Reporting and Life Controller

Douglas Alton Culp	Vice President, Financial Institution

Steven Lee Dobbe	Vice President, Broker Dealer Marketing

Lee Chad Ferrell	Vice President, Independent Marketing Group Operations

Denny Walton Fisher, Jr.	Vice President, Mortgage Loan Production
2525 South Shore Boulevard
League City, TX 77573

Deborah Kay Janson	Vice President, Corporate Planning

Charles Jordan Jones	Vice President, Health Underwriting/New Business
2450 South Shore Boulevard
League City, TX 77573

Richard Steven Katz	Vice President, Direct Marketing & Sales
2450 South Shore Boulevard
League City, TX 77573

Dr. Harry Bertrand Kelso, Jr.	Vice President and Associate Medical Director

Darren William King	Vice President, Equities
2450 South Shore Boulevard
League City, TX 77573

Robert Jay Kirchner	Vice President, Real Estate Investments
2525 South Shore Boulevard

League City, TX 77573

Murray A. Klein	Vice President, Financial Marketing
2450 South Shore Boulevard
League City, TX 77573

Craig Warren Klenk	Vice President, Brokerage Sales

Sara Liane Latham	Vice President & Associate Actuary

Doris Lanette Leining	Vice President, Life New Business

Anne Marie LeMire	Vice President, Fixed Income
2450 South Shore Boulevard
League City, TX 77573

Gary H. Lukovich	Vice President, Multiple Line Distribution & Sales
1949 East Sunshine
Springfield, MO 65899

George Arthur Macke	Vice President, General Auditor

Bradley Wayne Manning	Vice President, Claims & CSC
2525 South Shore Boulevard
League City, TX 77573

Michael Scott Marquis	Vice President, Life New Business

Edwin Vince Matthews, III	Vice President, Mortgage Loan Production
2525 South Shore Boulevard
League City, TX 77573

Meredith Myron Mitchell	Vice President, Application Development & Support

John Oliver Norton	Vice President and Actuary

Ronald Joseph Ostermayer	Vice President, Director Health Security and Group Administration
2450 South Shore Boulevard
League City, TX 77573

Edward Bruce Pavelka	Vice President, Life Policy Administration

Richard Clarence Putz	Vice President, IT Security, Compliance & Risk

William Corley Ray	Vice President, Market Training and Development Multiple Line Exclusive Agency (MLEA)

Robert Walter Schefft	Vice President, Advanced Sales and Marketing

Gerald Anthony Schillaci	Vice President and Actuary

James Truitt Smith	Vice President, Pension Sales

Olivia K. Smith	Vice President, Human Resources

Wayne Allen Smith	Vice President, Career Sales and Service Division

James Patrick Stelling	Vice President, Group/Health Operations
2450 South Shore Boulevard
League City, TX 77573

Clarence Ellsworth Tipton	Vice President and Senior Health Actuary

Mark A. Walker	Vice President, Special Markets, Credit Insurance Division
2450 South Shore Boulevard
League City, TX 77573

William Henry Watson, III	Vice President, Chief Health Actuary

Charles N. Atwood	Asst. Vice President, Credit Insurance Sales
2450 South Shore Boulevard
League City, TX 77573

Christine Kelly Benefield	Asst. Vice President, Securities & Insurance Compliance Attorney

Patricia Ann Boudreaux	Asst. Vice President, Marketing Support
2450 South Shore Boulevard League City, TX 77573

Elden James Brashaw	Asst. Vice President, Corporate Financial Control

Jason M. Broussard	Asst. Vice President, Human Resources

John Thomas Burchett	Asst. Vice President, Investment Accounting
2450 South Shore Boulevard
League City, TX 77573

Joseph James Cantu	Asst. Vice President and Illustration Actuary

Philip Chairez	Asst. Vice President, LABS & LIA Compliance

Kristen Vallon Clause	Asst. Vice President, Special Projects
2525 South Shore Boulevard
League City, TX 77573

Joseph Wayne Cucco	Asst. Vice President, Director of Advanced Life Sales

Nancy Maureen Day	Asst. Vice President, Pension Administration

Laurane D. Debowski	Asst. Vice President, CSSD Field Operations

Charlie Delgado	Asst. Vice President, Credit Insurance Finance & Risk Management
2450 South Shore Boulevard
League City, TX 77573

Dustin Joseph Dusek	Asst. Vice President, Assistant Actuary

Christopher Keith Falconer	Asst. Vice President, Assistant Actuary

Barbara N. Falkenhagen	Asst. Vice President, Corporate Planning

John Joseph Gara	Asst. Vice President, Marketing/Career Development—CSSD

Renee E. Garrett	Asst. Vice President, Life/Annuity Systems

William Joseph Hogan	Asst. Vice President, Health & HIPAA Compliance
2450 South Shore Boulevard
League City, Texas 77573

Barbara Jean Huerta	Asst. Vice President, ITS Financial Systems
3030 Invincible
League City, TX 77573

David R. Keimig	Asst. Vice President, Distributed Computing

3030 Invincible
League City, TX 77573

Sarah L. Klindworth	Asst. Vice President, ITS Financial Services
3030 Invincible
League City, TX 77573

Bryan A. Lamb	Asst. Vice President, Life New Business
2525 South Shore Boulevard
League City, TX 77573

Thomas Robert LeGrand	Asst. Vice President, Life & Annuity Claims

Robert W. Lindemann	Asst. Vice President, IT Service Support & Operations
3030 Invincible
League City, TX 77573

Larry Edward Linares	Asst. Vice President, Tax & Payroll

Thad Michael Luikart	Asst. Vice President, Life Policy Administration

Tracy Leigh Milina	Asst. Vice President, Health Administration

Michael Scott Nimmons	Asst. Vice President, Associate General Auditor, Corporate Audit Services
2450 South Shore Boulevard
League City, TX 77573

Jon R. O’Neal	Asst. Vice President, Director-Life Marketing Sales Program

Judith Lynne Regini	Asst. Vice President, Corporate Compliance, Chief Compliance Officer Anti-Money Laundering

Michael A. Rossi	Asst. Vice President, Chief Investigator and Corporate Security

Walter Rudecki	Asst. Vice President, Advanced Sales and Priority Markets

Gail Sawyer	Asst. Vice President, Health & Financial Systems

Steven Schnack	Asst. Vice President, Health Claims/Compliance
2450 South Shore Boulevard League City, TX 77573

David Harvin Schutz	Asst. Vice President, National Accounts

Deanna Denise Snedden	Asst. Vice President, Assistant Treasurer
2525 South Shore Boulevard
League City, TX 77573

Chuck Ward Swearingen	Asst. Vice President, Enterprise Architecture
1949 East Sunshine
Springfield, MO 65899

James Alexander Tyra	Asst. Vice President, Life Insurance Systems

Deanna Lynn Walton	Asst. Vice President, Field Systems

Jimmy N. Watson	Asst. Vice President, Data Communications Messaging
3030 Invincible Circle
League City TX 77573
Jeanette Elizabeth Cernosek	Assistant Secretary

Item 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
DEPOSITOR OR THE REGISTRANT

The Registrant, American National Variable Life Separate Account, is a separate account of American National Insurance Company, a Texas insurance company. In addition, American National Insurance Company has three other separate accounts: American National Variable Annuity Separate Account, American National Insurance Company Group Unregistered Annuity Separate Account, and American National Insurance Company Separate Account for Retirement Plans. The Libbie Shearn Moody Trust, a testamentary trust with both charitable and non-charitable beneficiaries, owns approximately 37% of the outstanding stock of American National Insurance Company. The Moody Foundation, a charitable trust classified as a private foundation, has a 75% contingent remainder interest in the Libbie Shearn Moody Trust and owns approximately 23% of the outstanding stock of American National Insurance Company.

The Trustees of The Moody Foundation are Mrs. Frances Anne Moody-Dahlberg, Robert L. Moody, Sr. and Ross Rankin Moody. Robert L. Moody, Sr. is a life income beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board, Director and Chief Executive Officer of American National Insurance Company. Robert L. Moody, Sr. has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman of the Board, Chief Executive Officer, a Director and controlling shareholder.

Moody National Bank is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 45% of the outstanding stock of American National Insurance Company. Moody Bank Holding Company, Inc., a Nevada corporation, owns approximately 97.8% of the outstanding shares of Moody National Bank. Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc., a Texas corporation. The Three R Trusts, Texas trusts created by Robert L. Moody, Sr. for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

The Moody Foundation owns 34.0% and the Libbie Shearn Moody Trust owns 50.2% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation. Gal-Tex Hotel Corporation directly or indirectly wholly owns the following hospitality subsidiaries, listed in alphabetical order, with the jurisdiction of incorporation for each noted:

1859 Beverage Company (Texas)	Gal-Tex Hospitality Partners LLC (Texas)
1859 Historic Hotels, Ltd. (Texas)	Kentucky Landmark Hotels, L.L.C (Kentucky)
1859 Management Partners GP, LLC (Texas)	Gal-Tenn Hotel Corporation (Nevada)
1859 Management Partners, LP (Texas)	LHH Hospitality, Inc. (Texas)
Colorado Landmark Hotels, L.L.C. (Colorado)	Virginia Landmark Hotels, L.L.C. (Virginia)

American National owns a direct or indirect interest in the entities listed below in alphabetical order. Unless otherwise noted with an asterisk (*), such entities are included within the consolidated financial statements of American National. For entities noted with an asterisk (*), such entities are not included within the consolidated financial statements of American National, nor are separate financial statements filed with respect to such entities. American National has more than a minor interest or influence over such entities’ operations, but American National does not have a controlling interest and is not the primary beneficiary of such entities.

Entity: 121 Village, Ltd.

Entity Form: a Texas limited partnership.

Ownership or Other Basis of Control: AN Stonebriar, Ltd. owns a 33% limited partnership interest.

Entity: 2830 E Orbiter LLC*

Entity Form: a Delaware Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle LLC, owns a 50% interest

Entity: 2603 Augusta Investors, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle LLC. owns a 50% interest

Entity: 9015 Partners LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle LLC. owns a 70% interest

Entity: Alternative Benefit Management, Inc.

Entity Form: a Nevada corporation.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Administrators, Inc.

Entity Form: a Texas corporation.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Holdings, Inc.

Entity: American National County Mutual Insurance Company

Entity Form: a Texas mutual insurance company.

Ownership or Other Basis of Control: Managed by American National Insurance Company.

Entity: American National of Delaware Corporation

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation

Entity Form: a Texas corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation (Delaware)

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation (Nevada)

Entity Form: a Nevada corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National General Insurance Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: American National Insurance Service Company

Entity Form: a Missouri corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: American National Life Holdings, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Life Insurance Company of New York

Entity Form: a New York insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Life Insurance Company of Texas

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Lloyds Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: ANPAC Lloyds Insurance Management, Inc. is attorney-in-fact.

Entity: American National Property and Casualty Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property & Casualty Holdings, Inc.

Entity: American National Property & Casualty Holdings, Inc.

Entity Form: a Delaware corporation.

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Registered Investment Advisor, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: AN/CAN Investments, Inc.*
Entity Form: a Canadian corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: ANCAP Jasper, LLC

Entity Form: a South Carolina limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANCAP Jasper II, LLC

Entity Form: a South Carolina limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANDV 97, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: Anford Pinnacle, L.P.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANH20, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANREM Corporation.

Entity: ANICO Eagle, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of Eagle AN, L.P.

Entity: ANICO Eagle 99, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: ANICO Financial Services, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: ANIND TX, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, LLC.

Entity: ANPAC Lloyds Insurance Management, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis for Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: ANPAC Louisiana Insurance Company

Entity Form: a Louisiana corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: ANPIN, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle 99, LLC. owns a 99% limited partnership interest; ANIND TX, LLC. owns a 1% general partnership interest.

Entity: ANREINV, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, LLC.

Entity: ANREM Corporation

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: AN Stonebriar, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANREINV, LLC. is a 2% general partner; Eagle AN, L.P. is 98% limited partner.

Entity: ANTAC, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: AN/WRI DEVCO #1, LTD.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns an 80% limited partnership interest.

Entity: AN/WRI GS, LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: AN/WRI Partnership, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns an 80% limited partnership interest.

Entity: Baron Phoenix Apts, LLC*

Entity Form: an Arizona limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Bayport II Mountain West Houston, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Baywood Project, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% limited partnership interest.

Entity: Bridgeview Alpha LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle LLC. owns a 70% interest

Entity: Broadway Goodyear LLC*

Entity Form: a Delaware limited liability company

Ownership or Other Basis of Control: ANICO Eagle LLC. owns a 55% interest

Entity: Canyon Crossroads Apartments, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANTAC, LLC owns a 50% interest.

Entity: CC Maple LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle LLC. owns a 41.32% interest

Entity: Cedar Crossing Mountain West Houston LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Comprehensive Investment Services, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: The District at Greenbriar, LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: 50% owned by ANTAC, LLC.

Entity: The District at Westborough LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle LLC owns a 60% interest

Entity: Eagle AN, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle 99, LLC. owns a 99% limited partnership interest. ANIND TX, LLC. owns a 1% general partnership interest.

Entity: Eagle Ind., L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest. ANIND TX, LLC; owns a 1% general partnership interest.

Entity: Enclave Apartments, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANTAC, LLC. owns a 50% interest.

Entity: Fairbanks 8 Holdings, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle LLC. owns a 50% interest

Entity: Fairway Phase III Associates, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle LLC. owns a 50% interest

Entity: Farm Family Casualty Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Farm Family Financial Services, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Farm Family Life Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Galveston Island Water Park, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANH2O, Inc. is 1% general partner; Preston 121 Partners, Ltd. is 59% limited partner.

Entity: Garden State Life Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Germann Road Land Development, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Wholly owned by Eagle AN, L.P.

Entity: Grant Road Office, LLC*

Entity Form: a California limited liability company

Ownership or Other Basis of Control: 60% owned by ANICO Eagle, LLC.

Entity: Harbour Title Company (a/k/a Lawyers Title of Galveston)

Entity Form: a Texas corporation

Ownership or Other Basis of Control: South Shore Harbour Development, Ltd. owns 50%.

Entity: I-10 Industrial Development LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Kearns Building Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: American National Insurance Company owns an 85% interest.

Entity: Montgomery Center Invesors, LP*

Entity Form: a Texas Limited Partnership

Ownership or Other Basis of Control: ANICO Eagle LLC. owns 60% interest

Entity: MRPL Retail Partners, Ltd. (Shops at Bella Terra)

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity: MRPL Retail Partners II, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity: MWBP, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: Muir Lake, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: 60% owned by ANTAC, LLC.

Entity: Naperville Hotel Partners, LLC*

Entity Form: a Illinois Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle LLC. owns a 50% interest

Entity: North Central Apartments, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P.owns a 50% interest.

Entity: Pacific Property and Casualty Company

Entity Form: a California corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: Parmenter 220 East Las Colinas Blvd., LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: PCO Battery Brooke Parkway, LP

Entity Form: a Virginia limited partnership

Ownership or Other Basis of Control: ANPIN, LP. owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: PCO Carolina Pines, LP

Entity Form: a South Carolina limited partnership

Ownership or Other Basis of Control: ANPIN, LP owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: PCO Kent Drive, LP

Entity Form: a Georgia limited partnership

Ownership or Other Basis of Control: ANPIN, LP owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: Pinnacle XVI LLC*

Entity Form: an Illinois Limited Partnership

Ownership or Other Basis of Control: ANICO Eagle LLC. owns 60%

Entity: Preston 121 Partners, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANIND TX. LLC. owns a 2% general partnership interest; Eagle AN, L.P. owns a 98% limited partnership interest.

Entity: Remington West Apartments, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: Rural Agency and Brokerage, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Rural Agency and Brokerage of New Hampshire, Inc.

Entity Form: a New Hampshire corporation

Ownership or Other Basis of Control: Rural Agency and Brokerage, Inc. owns 25%.

Entity: Rutledge Partners, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 26% limited partnership interest.

Entity: SC Waterford Springs Investors LLC*

Entity Form: a Florida limited liability company

Ownership or Other Basis of Control: ANICO Eagle LLC. owns a 60% interest.

Entity: South Shore Harbour Development, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANTAC, LLC owns a 95% limited partnership interest. ANREM Corp. owns a 5% general partnership interest.

Entity: SPI Beach Resort Waterpark, LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANTAC, LLC owns a 50% interest.

Entity: Standard Life and Accident Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Standard Plus, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of Standard Life and Accident Insurance Company.

Entity: SWBC Flower Mound, LP*

Entity Form: a Texas Limited Partnership

Ownership or Other Basis of Control: ANICO Eagle LLC. owns 90% interest.

Entity: SWBC Overlook*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle LLC. owns 72% interest.

Entity: TC Blvd., Partners, LLC

Entity Form: a Texas Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle LLC. owns 88% interest.

Entity: TC Blvd., Partners II, LLC

Entity Form: a Texas Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle LLC. owns 88% interest.

Entity: Town and Country Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: ANDV 97, LLC. owns a 86.65% limited partnership interest.

Entity: Town Center Partners, LTD

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle LLC. owns 88% interest.

Entity: TVO/MCP Vineyard Associates LLC*

Entity Form: a Delaware Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle LLC. owns 70% interest.

Entity: United Farm Family Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Willowchase Retail Associates LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle LLC. owns 50% interest.

ITEM 29.	INDEMNIFICATION

The following provision is in the Distribution and Selling Agreement:

“Indemnification by the Company. Except as otherwise expressly provided, the Company shall indemnify, defend and hold harmless the Distributor and its officers, directors, employees, agents and representatives and each person who controls the Distributor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Distributor Indemnified Parties”) against any and all losses, costs, fees, fines, penalties, expenses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable attorney’s fees and other legal expenses), to which the Distributor Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, costs, fees, fines, penalties, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the Contracts and:

a.	arise out of or are based upon any untrue statements of any material fact contained in the Disclosure Documents, the Registration Statements or the Sales Literature, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Distributor Indemnified Party if such statement or omission was made in reliance upon and in conformity with information furnished by or on behalf of the Distributor;

b.	arise out of or as a result of the negligent or wrongful conduct of the Company or persons under its control, with respect to the Contracts;

c.	arise out of or as a result of the material failure of the Separate Accounts to comply with the Company Act in all material respects or the failure of the Company to comply with applicable state insurance law in the administration of the Separate Accounts;

d.	arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

e.	arise out of or result from any material breach of any representation made by the Company or the Separate Accounts in this Agreement or arise out of or result from any other material breach of this Agreement by the Company or the Separate Accounts; or

f.	arise out of or result from the failure of the Registration Statements, the Disclosure Documents or the Sales Literature to comply in any material respect with applicable law or regulation, unless such failure is attributable to information furnished by or on behalf of the Distributor.”

The officers and directors of American National are indemnified by American National in the American National By-Laws for liability incurred by reason of the officer and directors serving in such capacity. This indemnification would cover liability arising out of the variable annuity sales of American National

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) ANICO Financial Services, Inc. serves as the Registrant’s principal underwriter. Securities Management and Research, Inc. served as the principal underwriter to the American National Variable Life Separate Account until September 4, 2012. The following are the officers and directors of ANICO Financial Services, Inc.

Name	Position	Principal Business Address
James E. Pozzi	Director, Chairman of the Board	One Moody Plaza
Galveston, TX 77550

John J. Dunn, Jr.	Director	One Moody Plaza
Galveston, TX 77550

David A. Behrens	Director	One Moody Plaza
Galveston, TX 77550

James A. Collura	President, Chief Executive Officer	One Moody Plaza
Galveston, TX 77550

Dwain A. Akins	Vice President, Chief Compliance Officer	One Moody Plaza
Galveston, TX 77550

Steven D. Geib	Vice President, Chief Financial Officer, Controller	One Moody Plaza
Galveston, TX 77550

Christine K. Benefield	AVP, Compliance	One Moody Plaza
Galveston, TX 77550

(c)	Compensation from the Registrant:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
ANICO Financial Services, Inc.	$1,955,524	N/A	N/A	N/A

ITEM 31	LOCATIONS OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the offices of American National Insurance Company, One Moody Plaza, Galveston, Texas 77550.

ITEM 32.	MANAGEMENT SERVICES—Not Applicable

ITEM 33.	FEE REPRESENTATION

Representation pursuant to Section 26(e)(2)(A). American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby files this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Galveston and the State of Texas on the 25th day of April, 2014.

AMERICAN NATIONAL INSURANCE COMPANY

BY: American National Insurance Company

By	/s/ Robert L. Moody
Robert L. Moody
Chairman of the Board And Chief Executive Office

By:	/s/ James E. Pozzi
James E. Pozzi
President Chief Operating Officer
AMERICAN NATIONAL INSURANCE COMPANY
(Depositor)

By	/s/ Robert L. Moody
Robert L. Moody
Chairman of the Board
And Chief Executive Office

By:	/s/ James E. Pozzi
James E. Pozzi
President Chief Operating Officer

Attest By: /s/ J. Mark Flippin

J. Mark Flippin

As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities on the 25th day of April, 2014.

Name	Title
John J. Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer (Principal Financial Officer)
William F. Carlton	Senior Vice President and Corporate Controller (Principal Accounting Officer)
Robert L Moody	Director, Chairman of the Board and Chief Executive Officer
James E. Pozzi	Director, President and Chief Operating Officer
Arthur O. Dummer	Director
Dr. Shelby M. Elliott	Director
Frances Anny Moody-Dahlberg	Director
Russell S. Moody	Director
W.L. Moody, IV	Director
James D. Yarbrough	Director
G. Richard Ferdinandtsen	Advisory Director, Vice Chairman of the Board